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                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




Date of Report (date of earliest event reported): September 12, 1995



                       DIMENSIONAL VISIONS GROUP, LTD.
                       -------------------------------
           (Exact name of registrant as specified in its charter)


   Delaware                    1-10196                     23-2517953
   --------                    -------                     ----------
State or other               (Commission                (I.R.S. Employer
jurisdiction of               File Number)              Identification No.)
incorporation or
organization



            718 Arch Street, Suite 202N, Philadelphia, PA  19106
            ----------------------------------------------------
             (Address of principal executive office) (Zip Code)


               Registrant's telephone number:  (215) 440-7791
                                               --------------




       --------------------------------------------------------------
        (Former name or former address, if changed since last report)



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ITEM 2.


         On September 12, 1995, pursuant to the terms and conditions of an Agreement and Plan of Merger dated September 6, 1995 (the "Agreement"), registrant acquired all the issued and outstanding capital stock of InfoPak, Inc. ("InfoPak") in consideration for 500,000 shares of registrant's Series P Convertible Preferred Stock (the "Series P Stock"). Each share of Series P Stock is convertible into 10 shares of registrant's Common Stock. The Series P Stock has voting rights.

         The amount of consideration was determined by negotiations between the registrant and InfoPak. Among the factors considered in determining the consideration was the historic revenues, management and technologies of InfoPak. Avonwood Capital Corporation ("Avonwood") acted as an advisor to the registrant and to InfoPak. Avonwood was a shareholder of InfoPak. Mr. James
W. Porter, Jr., a Director of the registrant, is the President and the principal shareholder of Avonwood.

         The business of InfoPak consists of the manufacture and marketing of hardware and software information and audio playback systems and method products and programs.

         InfoPak was founded in 1992. InfoPak has developed a system that allows those that use large and cumbersome printed dated material an electronic alternative which is easier to use. The InfoPak Information System (the "System") was designed to manage voluminous databases that change often and to distribute information to remote locations where the System utilizes standard telephone lines and personal computers (PC's) to distribute the information. Information is stored on an InfoCard(TM) and displayed by a hand-held InfoReader(TM). The System has been designed to provide the owners and publishers of the information many levels of security to ensure that piracy and unauthorized use does not occur. In essence, InfoPak distributes data electronically then repackages directories onto InfoCards(TM) to be used in InfoReaders(TM).

         InfoPak currently produces and markets the System to the residential real estate agent marketplace as the InfoPak Portable MLS. InfoPak is selling the Portable MLS to Realtors(R) as an option to the printed Multiple Listing Service Directory. The InfoCard(TM) stores the real estate listings and the operating program for portable access through the InfoReader(TM).

ITEM 7.


         FINANCIAL STATEMENTS AND EXHIBITS


         (a) The audited financial statements for the year ended December 31, 1994 of Infopak, Inc. will be filed by amendment.

         (b)     Pro Forma Financial Information.

                 The pro forma financial information required by this Item 7 are not being filed herein inasmuch as they are currently being prepared by the registrant. Such pro forma financial information will be filed by amendment.

         (c)     Exhibits.

                 Exhibit Number                        Title
                 --------------                        -----
                          "A"                          Agreement and Plan of Merger By and
                                                       Among InfoPak, Inc., Certain
                                                       Shareholders of InfoPak, Inc.,
                                                       InfoPak Acquisition Co. and
                                                       Dimensional Visions Group, Ltd.


                 *        "B"                          InfoPak, Inc. Financial Statements
                                                       for the year ended December 31,
                                                       1994.

                 *        "C"                          Pro Forma Financial Statements.





------------------------------

* To be filed by amendment

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           DIMENSIONAL VISIONS GROUP, LTD.



Dated:  September 27, 1995                 By:/s/ Steven M. Peck
                                              --------------------------
                                              Steven M. Peck
                                              Chief Executive Officer

-------------------------------------------------------------------------------



                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                                 INFOPAK, INC.

                     CERTAIN SHAREHOLDERS OF INFOPAK, INC.

                            INFOPAK ACQUISITION CO.

                                      AND

                        DIMENSIONAL VISIONS GROUP, LTD.


                            DATED SEPTEMBER 6, 1995


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                                  EXHIBIT "A"

                               TABLE OF CONTENTS

                                                                                                                          Page
ARTICLE 1.

         THE TRANSACTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.1     The Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.2     Effect of the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE 2.

         CONVERSION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.1     Conversion Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.2     Conversion Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.3     Closing Balance Sheet  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.4     Effect of Conversion on InfoPak Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE 3.

         CLOSING OBLIGATIONS OF THE PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         3.1     Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         3.2     Obligations of the Parties at the Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         3.3     Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

ARTICLE 4.

         INFOPAK'S REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         4.1     Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         4.2     Existence and Good Standing of InfoPak . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         4.3     No Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         4.4     Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         4.5     Liabilities and Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         4.6     Absence of Certain Changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         4.7     Title to Properties; Encumbrance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         4.8     Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         4.9     Material Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         4.10    No Violations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         4.11    Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         4.12    Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         4.13    Conduct of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         4.14    Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         4.15    Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         4.16    Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         4.17    Employment and Labor Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         4.18    Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         4.19    Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         4.20    Broker's or Finder's Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.21    Environmental Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

         4.22    Product Liability; Warranty Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.23    Affiliate Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         4.24    Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         4.26    Accuracy of Warranties                                                                                      18

ARTICLE 5.

         REPRESENTATIONS AND WARRANTIES OF DVG AND BUYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         5.1     Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         5.2     Existence and Good Standing of DVG and Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         5.3     Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         5.4     Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         5.5     Liabilities and Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         5.6     Absence of Certain Changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         5.7     Title to Properties; Encumbrances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         5.8     Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         5.9     Material Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         5.10    No Violations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.11    Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.12    Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.13    Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.14    Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         5.15    Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         5.16    Employment and Labor Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         5.17    Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         5.18    Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         5.19    Broker's or Finder's Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         5.20    Product Liability; Warranty Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         5.21    Environmental Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         5.22    SEC Filings; Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         5.23    Increase in Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         5.24    Accuracy of Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

ARTICLE 6.

         CONDUCT OF BUSINESS; EXCLUSIVE DEALING; REVIEW;
         ADDITIONAL AGREEMENTS OF THE PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         6.1     Conduct of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         6.2     Maintain Business as Going Concern . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         6.3     Exclusive Dealing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         6.4     Due Diligence Review . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         6.5     Best Efforts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         6.6     Shareholder Approval . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         6.7     Proxy Materials and Investment Representation Letter . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         6.8     Reorganization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         6.9     Recapitalization of InfoPak  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         6.10    InfoPak Distributors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE 7.

         CONDITIONS TO DVG'S AND BUYER'S OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         7.1     InfoPak Deliveries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         7.2     No Material Adverse Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         7.3     Truth or Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         7.4     Performance of Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         7.5     No Injunction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         7.6     Consent and Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         7.7     Registration Exemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         7.8     Dissenting Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         7.9     No Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         7.10    Cancellation of Funding Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         7.11    Cancellation of Royalty and Promissory Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

ARTICLE 8.

         CONDITIONS TO INFOPAK'S OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         8.1     DVG and Buyer Deliveries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         8.2     Truth of Representation and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         8.3     Performance of Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         8.4     No Injunction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         8.5     Consent and Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         8.6     Shareholder Approval . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         8.7     No Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         8.8     Approval of Merger Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

ARTICLE 9.

         EVENTS OF TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         9.1     Events of Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         9.2     Effect of Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

ARTICLE 10.

         INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         10.1    Indemnification of DVG and Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         10.2    Indemnification of InfoPak . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         10.3    Method of Asserting Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         10.4    Survival of Representations and Warranties of InfoPak  . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         10.5    Survival of Representations and Warranties of DVG and Buyer  . . . . . . . . . . . . . . . . . . . . . . .  36
         10.6    Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

ARTICLE 11.

         MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         11.1    Knowledge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

         11.2    Board Representation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         11.3    Transfer Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         11.4    Notification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         11.5    Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         11.6    "Person" Defined . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         11.7    Captions; Schedules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         11.8    Publicity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         11.9    [Intentionally Omitted]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         11.10   Bulk Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         11.11   Post-Closing Remittances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         11.12   Dispute Resolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         11.13   Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         11.14   Parties in Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         11.15   Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         11.16   Entire Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         11.17   Amendments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         11.18   Severability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         11.19   Third Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         11.20   Termination of InfoPak Shareholders' Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                               LIST OF SCHEDULES

Schedule 1.1                               Certificate of Merger
Schedule 2.1                               Certificate of Designation for
                                           Series P preferred stock
Schedule 2.3                               Excluded Liabilities
Schedule 2.3(b)                            Certificate of InfoPak
Schedule 3.2(a)(iv)                        Opinion of DVG's and Buyer's Counsel
Schedule 3.2(a)(vi)(A)                     Sean Lee Employment Agreement
Schedule 3.2.(a)(vi)(B)                    Bruce Sandig Employment Agreement
Schedule 3.2.(a)(vi)(C)                    John Matlock Employment Agreement
Schedule 3.2(a)(vi)(D)                     Ronnie Matlock Employment Agreement
Schedule 3.2(a)(vi)(E)                     Roy Pringle Employment Agreement
Schedule 3.2(a)(vi)(F)                     Paul Damiani Employment Agreement
Schedule 3.2(a)(vi)(G)                     Timothy Wright Consulting Agreement
Schedule 3.2.(a)(vii)                      Pledge Agreement
Schedule 3.2(b)(iv)                        Opinion of InfoPak's Counsel
Schedule 4.2                               Existence and Good Standing of InfoPak
Schedule 4.2(a)                            Power of Attorney
Schedule 4.5                               Liabilities and Obligations of InfoPak
Schedule 4.6                               Absence of Certain Changes of InfoPak
Schedule 4.7                               Title to Properties; Encumbrances of
                                           InfoPak
Schedule 4.8                               Leases of InfoPak
Schedule 4.9                               Material Contracts of InfoPak
Schedule 4.10                              No Violations of InfoPak
Schedule 4.11                              Litigation of InfoPak
Schedule 4.12                              Taxes of InfoPak
Schedule 4.13                              Conduct of Business of InfoPak
Schedule 4.14                              Intellectual Property of InfoPak
Schedule 4.15                              Compliance with Laws of InfoPak
Schedule 4.16                              Employee Benefit Plans of InfoPak
Schedule 4.17                              Schedule of Employees of InfoPak
Schedule 4.18                              Insurance of InfoPak
Schedule 4.19                              Approvals of InfoPak
Schedule 4.21                              Environmental Compliance of InfoPak
Schedule 4.22                              Product Liability; Warranty Liability of InfoPak
Schedule 4.23                              Affiliate Transactions
Schedule 4.24                              Capitalization of InfoPak
Schedule 4.24(a)                           Voting, Proxies and Other Agreements
Schedule 5.2                               Existence and Good Standing of DVG
Schedule 5.3                               Capitalization of DVG
Schedule 5.6                               Absence of Certain Changes of DVG
Schedule 5.7                               Title to Properties; Encumbrances of DVG
Schedule 5.8                               Leases of DVG

Schedule 5.9                               Material Contracts of DVG
Schedule 5.10                              No Violations of DVG
Schedule 5.11                              Litigation of DVG
Schedule 5.12                              Taxes of DVG
Schedule 5.13                              Intellectual Property of DVG
Schedule 5.14                              Compliance with Laws of DVG
Schedule 5.15                              Employee Benefit Plans of DVG
Schedule 5.16                              Employment and Labor Matters of DVG
Schedule 5.18                              Approvals of DVG
Schedule 5.20                              Product Liability; Warranty Liability of DVG
Schedule 6.7                               Investment Representation Letter
Schedule 6.9                               Recapitalization
Schedule 7.11                              Notes Not Cancelled

                             LIST OF DEFINED TERMS

         Defined Term                                                Section
         ------------                                                -------
"Accounting Firm"                                                   2.3
"DVG"                                                               Preamble
"DVG Approvals"                                                     5.18
"DVG Common Shares"                                                 2.2(1)
"DVG Financial Statements"                                          5.4
"Board"                                                             6.11
"Business"                                                          Preamble
"Buyer"                                                             Preamble
"Claim"                                                             10.3
"Closing Balance Sheet"                                             2.3
"Closing Date"                                                      3.1
"Closing Date Merger Consideration"                                 2.2(1)
"Closing"                                                           3.1
"Code"                                                              Preamble
"Computer Software"                                                 4.14
"Conversion Amount"                                                 2.1
"Documentation"                                                     4.14
"Effective Time"                                                    1.2(a)
"Employment Agreements"                                             3.2(a)(vi)
"ERISA"                                                             4.16(a)
"Excluded Liabilities"                                              2.3
"GAAP"                                                              4.4
"Hazardous Substances"                                              4.21(a)
"Indemnifying Shareholders"                                         3.2(a)(vii)
"Intellectual Property"                                             4.14(a)
"Investment Representation Letter"                                  6.7
"Knowledge of"                                                      11.1
"Merger"                                                            1.1
"PBGC"                                                              4.16(b)
"Permitted Liens"                                                   4.8
"Person"                                                            11.6
"Plans"                                                             4.16(a)
"Pledge Agreement"                                                  3.2(a)(vii)
"Preferred"                                                         5.3
"Proxy Statement"                                                   6.7
"Recapitalization"                                                  6.9
"Returns"                                                           4.12
"Review"                                                            7.7
"Series A Preferred"                                                5.3(b)
"Series B Preferred"                                                5.3(c)
"Surviving Corporation"                                             1.1
"InfoPak"                                                           Preamble
"InfoPak Approvals"                                                 4.19
"InfoPak Employees"                                                 4.17(a)

"InfoPak Financial Statements"                                      4.4
"InfoPak Information"                                               6.7
"InfoPak Stock"                                                     2.1
"InfoPak Shareholders"                                              Preamble
"Taxes"                                                             4.12
"Transaction Taxes"                                                 11.3

                          AGREEMENT AND PLAN OF MERGER


                 This Agreement and Plan of Merger is dated as of September 6, 1995, by and among InfoPak, Inc. an Arizona corporation ("InfoPak"), the shareholders of the InfoPak listed on the signature page hereto (the "InfoPak Shareholders"), INFOPAK ACQUISITION CO., a Delaware corporation ("Buyer") and DIMENSIONAL VISIONS GROUP, INC., a Delaware corporation ("DVG"). For purposes of this Agreement, the "parties" shall mean InfoPak and InfoPak Shareholders, on the one hand, and Buyer and DVG, on the other hand.

                                  WITNESSETH:

                 WHEREAS, InfoPak is engaged in the business of manufacturing and marketing hardware and software information and recordable microchip and audio playback systems and method products and programs (the "Business").

                 WHEREAS, Buyer desires to merge with and into InfoPak at the Closing, as hereinafter defined, and InfoPak desires Buyer to merge with and into it, all as more fully described herein, upon and subject to the terms and conditions contained in this Agreement.

                 WHEREAS, the InfoPak Shareholders, in the aggregate, will own, as of the Closing, 74% of the issued and outstanding capital stock of InfoPak.

                 WHEREAS, DVG is the record and beneficial owner of all the issued and outstanding capital stock of Buyer.

                 WHEREAS, InfoPak wishes to have such transaction qualify under
Section 368(a)(l)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

                 NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants which are made and to be performed by the respective parties hereto, it is hereby agreed as follows:


                                   ARTICLE 1.

                                THE TRANSACTION


                 1.1 The Merger. At the Effective Time as such term is defined in Section 1.2 below, Buyer will merge with and into

InfoPak (the "Merger") in accordance with the terms and conditions of this Agreement, as set forth in the Certificate of Merger attached hereto as
Schedule 1.1. Infopak shall be the surviving corporation of the Merger (the "Surviving Corporation") and shall be governed by the laws of the State of Delaware and Arizona after the closing.

                 1.2      Effect of the Merger.

                          (a)     Effective Time.  The Certificate of Merger
shall be executed and verified on the Closing Date by each party to the Merger and thereafter delivered to the Secretary of State of the State of Delaware and the State of Arizona, as the case may be, for filing and recording in accordance with applicable law as soon as practicable on or after the Closing Date. The Merger shall become effective for purposes of the laws of the State of Delaware at the date and time of the completion of the filing of the certificate of merger as set forth above (the "Effective Time").

                          (b)     Certificate of Incorporation of the Surviving
Corporation. The certificate of incorporation of the Surviving Corporation shall be the certificate of incorporation of Buyer immediately prior to the Effective Time.

                          (c)     By-Laws of the Surviving Corporation.  The
bylaws of the Surviving Corporation shall be the bylaws of Buyer immediately prior to the Effective Time.

                          (d)     Board of Directors and Officers of the
Surviving Corporation. The members of the board of directors and officers of Buyer immediately prior to the Effective Time shall become the board of directors and the officers of the Surviving Corporation, respectively, immediately upon the Effective Time, and such persons shall serve in such positions for the prospective terms provided by law or in the bylaws of the Surviving Corporation and until their respective successors are elected and qualified.


                                   ARTICLE 2.

                                   CONVERSION

                 2.1 Conversion Amount. The aggregate consideration for all of the issued and outstanding capital stock of InfoPak immediately before the Merger (the "InfoPak Stock") is the aggregate amount of DVG Series P Shares as defined below and as set forth in Section 2.2 below (the "Conversion Amount"). Schedule 2.1 sets forth the terms of the DVG Series P Shares.

                 2.2 Conversion Terms. The InfoPak Stock shall be converted as follows:

         At Closing, DVG will deliver certificates representing, in the aggregate, 500,000 shares of DVG's, $20.00 par value Series P. Convertible Preferred Stock ("DVG Series P Shares"), (the "Closing Date Merger Consideration"), each share of the DVG Series P Shares shall be convertible into ten (10 ) shares of DVG Common Stock in such denominations and registered in such names as DVG is directed by InfoPak. Of the 500,000 shares, 50,000 shares will be retained by DVG pursuant to the terms of the Pledge Agreement as set forth in Schedule 3.2(a)(vii).

         The aggregate numbers of DVG Series P Shares to be delivered by DVG pursuant to Section 2.2 hereof shall be reduced to reflect the fact that, in lieu of issuing fractional shares, DVG shall pay cash equal to the fraction multiplied by $20.00, in accordance with the directions given by InfoPak pursuant to Section 2.2 hereof.

                 2.3 Closing Balance Sheet. Within fifteen (15) business days after the Closing Date, InfoPak shall deliver to Buyer and DVG a balance sheet of InfoPak as of the Closing Date (the "Closing Balance Sheet"), which Closing Balance Sheet shall be prepared in a manner consistent with generally accepted accounting principles consistently applied with the principles used in the preparation of the InfoPak Financial Statements (as hereinafter defined), along with the certificate of InfoPak to such effect as set forth in Schedule
2.3. All working papers of InfoPak relevant to the foregoing shall be made available to Buyer and DVG during the five (5) business day period after Buyer's and DVG' receipt of the Closing Balance Sheet. The Closing Balance Sheet shall be conclusive for the purposes hereof, except to the extent, if any, that Buyer and DVG shall deliver in writing to the Shareholders within ten (10) business days after delivery to Buyer and DVG of the Closing Balance Sheet, a statement taking exception, in whole or in part, to the Closing Balance Sheet; and such exception statement of Buyer and DVG shall specify the nature and extent of such exception. In the event any such exception shall be so taken by Buyer and DVG, Buyer and DVG and the InfoPak Shareholders shall seek to agree upon the proper treatment of the item or items subject to such exception, and failing such agreement as to any such item or items within five
(5) business days after the delivery of Buyer's and DVG' objection, shall submit to Buyer's independent auditors (the "Accounting Firm"), for final and binding determination, the question of the proper treatment of such item or items in determining the accuracy of the Closing Balance Sheet. All working papers of InfoPak relevant to the item or items submitted to the Accounting Firm for determination shall be made available to the Accounting Firm and one-half of all charges of the

Accounting Firm shall be borne equally by Buyer and DVG, and one-half shall be paid by the InfoPak Shareholders. Any agreement by Buyer and DVG and InfoPak Shareholders as to the proper treatment of any item to which Buyer and DVG shall have taken exception as above provided, and any determination by the Accounting Firm as to the proper treatment of any such item submitted to it for determination, shall be conclusive for the purposes hereof.

                 Any liabilities or obligations of InfoPak on the Closing Date, as set forth on the Closing Balance Sheet, that are (i) not reflected in the InfoPak Financial Statements; (ii) not disclosed on Schedule 4.5 hereto; (iii) not incurred in the ordinary course of business since August 31, 1995 and of the same nature as those set forth on the InfoPak Financial Statements; (iv) pursuant to certain promissory notes issued by InfoPak as set forth in Schedule 2.3(b) are referred to herein as "Excluded Liabilities" and will result in a decrease in the Conversion Amount as provided in Section 2.2 hereof.

                 Within five (5) business days after the final determination of the Closing Balance Sheet pursuant to Section 2.3 hereof, DVG will deliver in trust pursuant to the Pledge Agreement set forth in Schedule 3.2(a)(vii) Certificates representing in the aggregate (i) 50,000 indemnity shares minus
(ii) the number of DVG Series P Shares determined by dividing (a) the amount of Excludable Liabilities (as defined herein), if any, determined pursuant to
Section 2.3 hereof by (b) $20.00.

                 2.4 Effect of Conversion on InfoPak Stock. All shares of InfoPak Stock, when so converted at the Effective Time, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist.

                                   ARTICLE 3.

                       CLOSING OBLIGATIONS OF THE PARTIES

                 3.1 Closing Date. The closing (the "Closing") shall take place and be effective for all purposes at 10:00 am., local time, on September 15, 1995 at the offices of DVG, Philadelphia, Pennsylvania, or at such other time and place as the parties hereto mutually agree (the "Closing Date").

                 3.2      Obligations of the Parties at the Closing.

                          (a)     At the Closing, DVG and/or Buyer, as the case
may be, shall deliver to InfoPak (or InfoPak's agent):

                          (i) the Closing Date Merger Consideration (as defined in Section 2.2);

                          (ii) copies of resolutions of the Board of Directors of DVG and Buyer, certified by their respective Secretaries, authorizing the execution, delivery and performance of this Agreement and the other documents referred to herein to be executed by DVG and Buyer, and the consummation of the transactions contemplated hereby and thereby;

                         (iii) certificates of the officers of DVG and Buyer in accordance with Sections 8.2 and 8.3;

                          (iv) the opinion of Clark, Ladner, Fortenbaugh & Young, legal counsel for DVG and Buyer, the terms of which are substantially as set forth in Schedule 3.1 (a)(iv);

                           (v)    [Intentionally omitted.]

                          (vi)    executed counterparts of employment
                                  agreements (the "Employment Agreements") between Infopak and each of Sean Lee, Bruce Sandig, John Matlock, Ronnie Matlock, Paul Damiani, Roy Pringle and the Consulting Agreement of Timothy Wright in, substantially the forms set forth on Schedule 3.2(a)(vi)(A), (B), (C), (D), (E), (F) and
                                  (G) respectively;

                         (vii) an executed counterpart of a pledge agreement (the "Pledge Agreement") among the InfoPak Shareholders (the "Indemnifying
                                  Shareholders"), on the one hand, and DVG and Buyer, on the other hand, in substantially the form set forth as Schedule 3.2(a)(vii);

                        (viii) such other certificates and documents as InfoPak or its counsel may reasonably request, none of which shall include any representation, warranty or covenant by DVG or Buyer beyond those made herein or any other provision more favorable to InfoPak then those contained herein.

                          (b)     At the Closing, InfoPak will deliver or will
cause to be delivered to DVG and/or Buyer:

                           (i) certificates representing the InfoPak Stock evidencing all equity interests in InfoPak, properly endorsed in blank for transfer, together with any stock transfer powers or other instruments, appropriately executed, as may be necessary to transfer the InfoPak Stock to Buyer;

                          (ii) an officers certificate (or certificates) of InfoPak in accordance with Sections 7.3 and 7.4;

                         (iii) copy of resolutions of the Board of Directors and shareholders of InfoPak, certified by InfoPak's Secretary, authorizing the execution, delivery and performance of this Agreement and the other documents referred to herein to be executed by InfoPak, and the consummation of the transactions contemplated hereby and thereby;

                          (iv) the opinion of Chapman and Cutler, legal counsel for InfoPak and the InfoPak Shareholders, the terms of which are substantially as set forth in Schedule 3.2(b)(iv);

                           (v) executed counterparts by Sean Lee Bruce Sandig, John Matlock, Ronnie Matlock, Paul Damiani and Roy Pringle of their respective Employment Agreements;

                          (vi) Investment Representation Letters (as defined and described in Section 6.7) executed by each shareholder of InfoPak;

                         (vii) the stock books, stock ledgers, minute books, bylaws, certificate of incorporation, seal and all original financial, accounting, personnel, engineering, licensing, marketing and other corporate records of InfoPak, including but not limited to, invoices, checks, bank statements, vendor statements, journals, general ledgers, software and the related hardware where such records are maintained and processed, aging, cash receipts records and vouchers;

                        (viii)    executed counterparts of the Pledge
                                  Agreement; and

                          (ix) such other certificates and documents as DVG and Buyer or their counsel may reasonably request, none of which shall include any representation, warranty or covenant by InfoPak beyond those made herein or any other provision more favorable to DVG or Buyer that those contained herein.

                 3.3 Further Assurances. If at any time after the Closing Date DVG or Buyer shall consider or be advised that any further assurances in law or any other acts are reasonably necessary, desirable or proper to carry out the purposes of this Agreement, InfoPak agrees that it shall, and, in the case of documents requiring the execution and delivery by any third party, shall use its best efforts to cause such party to, execute and to deliver all such assurances in law and do all acts reasonably necessary, desirable or proper to carry out the purposes of this Agreement.


                                   ARTICLE 4.

                    INFOPAK'S REPRESENTATIONS AND WARRANTIES

                 InfoPak represents and warrants to DVG and Buyer as follows:

                 4.1 Authorization. InfoPak has full corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to carry out the transactions contemplated hereby. This Agreement has been duly authorized and approved by all requisite corporate action of InfoPak. This Agreement constitutes the valid and binding agreement of the InfoPak, enforceable against InfoPak in accordance with its terms.

                 4.2 Existence and Good Standing of InfoPak. InfoPak is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. InfoPak is duly qualified or licensed as a corporation to do business, and is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so duly qualified or licensed would not have a material adverse effect on the assets, business, financial condition or results of operations of InfoPak. Set forth on Schedule 4.2 attached hereto is each jurisdiction in which InfoPak is qualified or licensed to do business as a foreign corporation.

                 4.3 No Subsidiaries. InfoPak does not have any direct or indirect equity or other ownership interest in any other corporation, partnership, joint venture or other business organization.

                 4.4 Financial Statements. InfoPak has heretofore furnished DVG and Buyer with a balance sheet of InfoPak as of December 31, 1994, 1993 and 1992, and the related statements of income and cash flows for the InfoPak for the years then ended, together with the audit report of Biller, Frith-Smith & Archibald with respect thereto, together with an unaudited balance sheet of InfoPak as at August 31, 1995 and the related statements of income and cash flows for InfoPak for the period then ended (collectively, the "InfoPak Financial Statements"). Such InfoPak Financial Statements, including the footnotes thereto, except as indicated therein, have been prepared in accordance with generally accepted accounting principles ("GAAP"), applied on a consistent basis for all periods presented and fairly present in all material respects the financial condition and results of the operations of the InfoPak and its financial position for such periods.

                 4.5 Liabilities and Obligations. InfoPak has no liabilities or obligations (direct or indirect, contingent or absolute, matured or unmatured) of any nature whatsoever, whether arising out of contract, tort, statute or otherwise, which are not reflected, reserved against or given effect to in the InfoPak Financial Statements except: (a) liabilities and obligations which are specifically disclosed in Schedule 4.5 attached hereto; or (b) liabilities and obligations incurred in the ordinary course of business since August 31, 1995, which are of the same nature as those set forth on the InfoPak Financial Statements. The InfoPak Financial Statements contain, as may be required, reserves for liabilities or obligations of Infopak in accordance with GAAP.

                 4.6      Absence of Certain Changes.  Except as disclosed in
Schedule 4.6 attached hereto since August 31, 1995, there has not been: (a) any adverse material change in the condition (financial or otherwise) of the properties, assets, liabilities, results of operation or business prospects of InfoPak; (b) any material damage, destruction or loss (whether or not covered by insurance) adversely affecting the properties, assets, liabilities, financial condition, results of operations or business prospects of the InfoPak; (c) any material increase in the compensation, commissions or perquisites payable to or to become payable by InfoPak to any director, officer or employee of InfoPak, or any payment of any bonus, profit sharing or other extraordinary compensation to any employee of InfoPak (other than any such increase or payment paid or to become payable in the ordinary course of business consistent with past practices); (d) any declaration, setting aside, or payment of any dividend or other distribution by InfoPak, in respect of its capital stock, or any direct or indirect redemption, retirement, purchase or other acquisition of any of such stock, or any issuance of shares of stock or the granting, issuance or exercise of any right, warrant, option or similar commitment relating to any of InfoPak's authorized or issued capital stock; (e) any change in the accounting methods or practices followed by InfoPak or any change in depreciation or amortization policies or rates theretofore adopted; (f) any cancellation of any debts owed to or claims held by InfoPak; or (g) any sale, lease, abandonment or other disposition by InfoPak of any real property, or, other than in the ordinary course of business, of any machinery, equipment or other operating properties, or of any intangible assets.

                 4.7 Title to Properties; Encumbrance. Except as set forth in Schedule 4.7 attached hereto, InfoPak has good and marketable title to all of the assets used in the Business, including, without limitation, all the material properties and assets reflected in the InfoPak Financial Statements, subject to no encumbrance, lien, charge or other restriction of any kind or character, except for (a) liens reflected in the InfoPak Financial Statements or on Schedule 4.7, (b) liens consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of real property or irregularities in title thereto which do not materially detract from the value of, or impair the use of, such property by InfoPak, (c) liens for current taxes, assessments or governmental charges or levies on property not yet due and delinquent and (d) liens which do not materially affect the operation of the Business (liens of the type described in clauses (a) through (d) above, inclusive, are hereinafter sometimes referred to as "Permitted Liens"). Except as set forth in Schedule 4.7, InfoPak's assets are in good working order and condition, ordinary wear and tear excepted.

                 4.8 Leases. Schedule 4.8 attached hereto contains a list of all leases to which the InfoPak is a party. Each lease set forth in
Schedule 4.8 is in full force and effect; all rents and additional rents due to date on each such lease have been paid; in each case, InfoPak has not received notice that it is in default thereunder; and there exists no event, occurrence, condition or act (including the Merger hereunder), which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default by the InfoPak under such lease.

                 4.9      Material Contracts.      Except as set forth in
Schedule 4.8, 4.9, or 4.14 attached hereto, InfoPak neither has nor is bound by any of the following:

                          (a)     any agreement, contract or commitment
relating to employment, consulting or service relationship of any Person with InfoPak which (i) has a term in excess of one year or (ii) requires or could require payments by InfoPak in excess of $10,000;

                 (b) any agreement, contract or commitment limiting the freedom of InfoPak to engage in any line of business or to compete with any other Person;

                 (c) any agreement, contract or commitment, including those entered into in the ordinary course of business, which involves payment by InfoPak of $10,000 or more in any calendar year and is not cancelable by InfoPak without penalty within 30 days.

                 (d) any agreement, contract or commitment for leasing personal property (including, without limitation, leases for machinery and office equipment, furniture, fixtures, vehicles and tools) which individual lease requires an annual payment in excess of $10,000 or the term of which at any time exceeds one year;

                 (e) any agreement, contract or commitment providing for the services of dealers, distributors, sales representatives or similar representatives involving the payment or receipt by InfoPak in excess of $10,000 per annum with regard to any one dealer, distributor, sales representative or similar representative;

                 (f) any agreement, contract or commitment relating to the ownership, use or licensing of any Intellectual Property or confidential processes, know-how, inventions, discoveries or formulae; or

                 (g) any other agreement that is material to InfoPak or to the Business.

                 Neither InfoPak nor, to InfoPak's knowledge, any other party thereto, has violated any term or condition of any contract or agreement set forth in Schedule 4.8, 4.9 or 4.14 in any material respect.

                 4.10 No Violations. Except as set forth in Schedule 4.10 attached hereto, the execution and delivery of this Agreement by InfoPak and the consummation of the transactions contemplated hereby (a) will not violate any provision of the organizational documents of InfoPak, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which InfoPak is bound or which is binding upon any of its properties or assets and (c) will not result in a violation or breach of, or constitute a default under, any license, franchise, permit, indenture, agreement or other instrument to which InfoPak is a party, or by which InfoPak or any of its assets or properties is bound.

                 4.11 Litigation. Except as set forth in Schedule 4.11 attached hereto, (a) there is no action, suit or proceeding at law or in equity by any Person or any arbitration or any administrative or other proceeding by or before any governmental or other instrumentality or agency, pending, or, to the knowledge of InfoPak, threatened against InfoPak or its officers or directors; (b)none of such disclosed actions could have a adverse effect upon the assets, financial condition, results of operations or prospects of InfoPak or the right to conduct the Business as presently conducted; and (c) there are no judgments, consents, decrees, injunctions, or any other judicial or administrative mandates outstanding against InfoPak.

                 4.12 Taxes. InfoPak has filed or caused to be filed, or will file or cause to be filed on or prior to the Closing Date, all federal, state, and local income, excise, property, sales, use, privilege, value added, information, payroll and other tax returns and tax reports, computations and notices which are required to be filed by, or with respect to, InfoPak on or prior to the Closing Date (taking into account any extension of time to file granted to or on behalf of InfoPak) (collectively, the "Returns"). Except as set forth in Schedule 4.12 attached hereto, all federal, state and local income, excise, property, sales, use, privilege, value added, information, payroll and other taxes (including interest and penalties) ("Taxes") owed for years, or portions of years, prior to Closing (whether stated on a filed Return or found to be owed in a subsequent audit), with respect to the InfoPak have been, or prior to the Closing Date will be, paid. Except as disclosed on
Schedule 4.12, (a) there are no waivers in effect of the applicable statutory period of limitations for federal income taxes of InfoPak for any taxable period, and (b) no deficiency assessment or proposed adjustment with respect to any tax liability of InfoPak for any taxable period is pending or, to the knowledge of InfoPak, threatened. The accrued liabilities for Taxes set forth on the June 30, 1995 InfoPak Balance Sheet reflect all liabilities for Taxes payable by InfoPak through June 30, 1995. Except as disclosed in Schedule 4.12 there are no tax liens on any of the InfoPak's assets, except for liens for current taxes not yet due and payable.

                 4.13 Conduct of Business. Since June 30, 1995, and except as set forth in Schedule 4.13 attached hereto or as contemplated or expressly required or permitted by this Agreement,

InfoPak has not taken any action which, if taken subsequent to the execution of this Agreement and on or prior to the Closing Date, would constitute a breach of InfoPak's agreements set forth in Section 6.1.

                 4.14     Intellectual Property.

                          (a)     Except as set forth on Schedule 4.14 attached
hereto, there are no patents, patent applications, patent disclosures or inventions; trademarks, service marks, trade dress, trade names, corporate names, or any applications to register any of the foregoing; copyright or copyright registrations; mask works or mask work registrations; trade secrets, know-how or confidential business information, Computer Software, data or Documentation (including, without limitation, electronic media), or other proprietary rights or any licenses to or from third parties with respect to any of the foregoing, used by InfoPak or otherwise relating to the Business as now conducted or as presently proposed to be conducted (collectively, the "Intellectual Property");

                          (b)     Each item constituting part of the
Intellectual Property has been, to the extent indicated in Schedule 4.14, duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office, the U.S. Copyright Office, or such other government entity, domestic or foreign, as is indicated in Schedule 4.14 and, to the knowledge of InfoPak, such registrations, filings and issuances remain in full force and effect;

                          (c)     InfoPak owns and possesses all right, title
and interest in and to the rights set forth on Schedule 4.14, and no claim by any third party contesting the validity, enforceability, use, or ownership of any proprietary rights set forth on Schedule 4.14 has been made, is currently outstanding or to InfoPak's knowledge is threatened;

                          (d)     Except as disclosed on Schedule 4.14, InfoPak
has developed and compiled all Computer Software, data and Documentation set forth on Schedule 4.14 using only employees of InfoPak, and no independent contractor or third party has been involved in the development or compilation of such Computer Software, data or Documentation;

                          (e)     InfoPak has not received any notices of, nor
is it aware of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to any of the rights set forth on Schedule 4.14; and

                          (f)     InfoPak has not infringed, misappropriated or
otherwise been in conflict with any rights of any third parties, nor is InfoPak aware of any infringement, misappropriation or conflict that will occur as a result of the continued operation of the Business as now conducted or as presently proposed to be conducted.

As used herein, the term "Computer Software" shall mean all computer programs, consisting of a series of data, statements and instructions in source and object code form, and shall include without limitation, all screen displays of such programs, and the executable code of such programs. As used herein, the term "Documentation" shall mean all user, programmer and technical documentation associated with the Computer Software, including without limitation, all user manuals, quick reference guides, flow charts, compiler and linker specifications and options, file formats, test data and results, data flow diagrams, library specifications, development environment specifications, and hardware requirements. Schedule 4.14 describes all rights to Intellectual Property that have been or are licensed to third parties and those rights that have been or are licensed from third parties, and identifies the third parties to whom or from whom such rights have been or are licensed. All Intellectual Property to be assigned by InfoPak is or will be properly assigned and/or licensed to InfoPak at the time InfoPak assigns such rights to Buyer. The transactions contemplated by this Agreement will have no material adverse effect on InfoPak's right, title and interest in and to any of the rights set forth on Schedule 4.14. InfoPak has taken all necessary or desirable action to protect the rights set forth on Schedule 4.14 and will continue to maintain those rights prior to Closing so as to not materially adversely affect the validity or enforcement of the rights set forth therein.

                 4.15     Compliance with Laws.  Except as set forth in
Schedule 4.15, InfoPak's operations, the conduct of the Business, and InfoPak's assets and their uses comply, in all material respects, with all applicable laws, rules and regulations.

                 4.16     Employee Benefit Plans.

                          (a)     Each employee benefit plan within the meaning
of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by InfoPak, (collectively, the "Plans") is set forth in Schedule 4.16 attached hereto, is in compliance with applicable law and has been administered and operated in all material respects in accordance with its terms and with applicable law.

                          (b)     Full payment has been made of all amounts
which InfoPak was required under the terms of the Plans to have paid as contributions to such Plans on or prior to the date hereof (excluding any amounts not yet due). Neither InfoPak nor, to the knowledge of InfoPak, any other "disqualified person" or "party in interest" (as defined in Section 4975(e)(2) of the Code and Section 3(14) of ERISA, respectively) has engaged in any transactions in connection with any Plan that could result in the imposition of a penalty pursuant to Section 502(i) of ERISA, damages pursuant to Section 409 of ERISA or a tax pursuant to Section 4975(a) of the Code. No liability, claim, action or litigation, has been made, commenced or, to the knowledge of InfoPak, threatened with respect to any Plan (other than for benefits payable in the ordinary course).

                 4.17     Employment and Labor Matters.

                          (a)     Schedule of Employees.  Set forth on Schedule
4.17 is the name, general job description and annual salary, bonus and other remuneration paid or provided by InfoPak to each employee of InfoPak (the "InfoPak Employees").

                          (b)     Employment Status.  Except as set forth on
Schedule 4.17, each of the InfoPak Employees is a employee "at-will" and no InfoPak Employee has any contractual rights to continued employment with InfoPak. InfoPak does not provide its employees with retiree medical benefits.

                          (c)     Compliance with Employment Laws.  InfoPak is,
and at all times has been, in compliance with all material applicable federal, state and local laws, rules and regulations relating to employment and is not engaging in and has not engaged in any practice, or program, and has not adopted or implemented any policy or procedure which is in violation of any such laws, rules or regulations. InfoPak has withheld all amounts required by law from the wages and salaries and other payments to its employees and former employees and is not liable for any such wages, payments or taxes relating to such payments. InfoPak is in compliance with all requirements prescribed by all federal, state, and/or local statutes, orders, governmental rules or regulations requiring periodic reports and disclosures with regard to InfoPak Employees and all such reports have been filed or finished in a timely manner and in accordance with applicable laws.

                          (d)     Litigation Relating to InfoPak.  There are no
unfair labor practices, charges or complaints pending or, to InfoPak's knowledge, threatened against InfoPak before the National Labor Relations Board. There are no charges against InfoPak of employment-related discrimination, pending or to InfoPak's knowledge, threatened before any federal, state or local agency or authority. There are no complaints, charges or citations pending or to InfoPak's knowledge, threatened against InfoPak under the Occupational Safety and Health Act, any similar law or any state or local occupational safety act or regulation and there are no other employment-related, administrative proceedings, governmental investigations, compliance reviews, audits or enforcement proceedings of any kind, pending or to InfoPak's knowledge, threatened against InfoPak. There are no actions, suits or other proceedings pending or threatened against InfoPak or against or involving any officers or directors of InfoPak relating to any employment relationship or terms or conditions of employment.

                          (e)     Labor Relations. Except as disclosed in
Schedule 4.17, InfoPak is not a party to or otherwise bound by any contract, arrangement or collective bargaining agreement with a labor union or organization involving InfoPak Employees and InfoPak is not otherwise bound by any other contractual commitment respecting employment or compensation of any InfoPak Employees, and no InfoPak Employees are represented by any labor union or similar organization. There is no pending representation question involving an attempt to organize a bargaining unit which includes any InfoPak Employees and there are no strikes, work stoppages, labor disputes, threatened or pending against InfoPak.

                 4.18 Insurance. Schedule 4.18 attached hereto contains a list of all current policies and contracts or property and casualty insurance maintained by InfoPak (specifying (a) the insurer, (b) the amount of the coverage, (c) the type of insurance, (d) the policy number and (e) any currently pending claims thereunder). All such policies are in full force and effect. InfoPak shall keep or cause to be kept such policies (or substantial equivalents) in such amounts duly in force until the Closing Date and shall give DVG and Buyer notice of any material change in such policies which take effect following the Closing.

                 4.19 Approvals. InfoPak possesses or has applied for all governmental and other permits, licenses, consents, certificates, orders, authorizations and approvals (the "InfoPak Approvals") to own or hold under lease and operate its properties and assets and to carry on the Business as now conducted. InfoPak has not received any notice of proceedings relating to the revocation or modification of any such InfoPak Approvals which, singly or in the aggregate, if the subject of an unfavorable ruling or finding, would be reasonably likely to adversely affect the assets, financial condition, results of operation or prospects of InfoPak. The InfoPak Approvals are identified in
Schedule 4.19 attached hereto. InfoPak is operating in compliance with the provisions, terms and conditions of the InfoPak Approvals.

                 4.20 Broker's or Finder's Fees. No agent, broker, person or firm acting on behalf of InfoPak is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

                 4.21     Environmental Compliance. Except as disclosed in
Schedule 4.21:

                          (a)     Neither InfoPak, nor any of its agents,
contractors, employees or representatives, has released, emitted, discharged, dumped or disposed of any hazardous substances ("Hazardous Substances") or Hazardous Wastes onto or into the InfoPak's assets, or any part thereof, or onto or into any other property. For purposes of this Agreement "Hazardous Substances" has the meaning set forth in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and "Hazardous Wastes" has the meaning set forth in Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6903(5), and both terms shall also expressly include petroleum, crude oil and any fraction thereof. The term "Environmental Laws" means all applicable foreign, federal, state, county and local statutes, regulations or ordinances (including common law duties established by courts) relating to human health and the environment or the generation, treatment, storage, recycling, transportation, release or disposal of Hazardous Substances.

                          (b)     No Hazardous Substances or Hazardous Wastes
have been or are currently located at, in, or under or about either InfoPak's assets or any other property currently or previously owned or operated by InfoPak in a manner which: (i) violates any applicable Environmental Laws or
(ii) requires response, remedial, corrective action or cleanup of any kind under any applicable Environmental Laws.

                          (c)     With respect to InfoPak's assets or any other
property, whether previously or currently owned or operated or used by InfoPak for the treatment, storage or disposal of Hazardous Substances or Hazardous Wastes, no litigation, investigation, administrative or other proceeding of any kind is pending or threatened by any federal, foreign, state or local governmental entity or private party arising from: (i) any applicable Environmental Laws; (ii) any response, remedial or cleanup activities or (iii) any release or threatened release of Hazardous Substances or Hazardous Wastes. In addition, InfoPak is not now aware, after due inquiry, of any facts on which such litigation, investigation, administrative or other proceeding of any kind might reasonably be based.

                          (d)     With respect to InfoPak's assets or any other
property, whether previously or currently owned or operated or used by InfoPak for the treatment, storage or disposal of Hazardous Substances or Hazardous Wastes, InfoPak is not subject to any judgment, injunction, writ, order or agreement arising from: (i) any applicable Environmental Laws; (ii) any remedial, response or cleanup activities or (iii) any liabilities, damages, costs, fees or expenses related to the release or threatened release of Hazardous Substances or Hazardous Wastes. In addition, InfoPak is not aware, after due inquiry, of any facts on which such a judgment, injunction, writ, order or agreement might reasonably be based.

                          (e)     InfoPak has previously complied with, and is
currently in compliance with, all applicable Environmental Laws, including permit requirements, relating to the ownership and operation of InfoPak's assets or any other property currently or previously owned or operated by InfoPak and InfoPak has not received any notice, claim or information to the effect that either is or may be liable to any person as a result of: (i) a violation of any applicable Environmental Laws or (ii) the release or threatened release of Hazardous Substances.

                          (f)     Schedule 4.21 includes the number, location,
capacity, contents and composition of all above ground and underground storage tanks located on any real property previously or currently owned or leased by InfoPak, and there has not been a release or threatened release from any of such underground storage tanks.

                 4.22     Product Liability; Warranty Liability.

                          (a)     Except as disclosed in Schedule 4.22, there
are no actions, suits, inquiries, proceedings or investigations by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the knowledge of InfoPak, threatened, against or involving InfoPak relating to any product alleged to have been manufactured or sold by InfoPak and alleged to have been defective or improperly designed or manufactured.

                          (b)     The reserves for product warranty liabilities
reflected on the InfoPak Financial Statements are stated in accordance with GAAP.

                 4.23 Affiliate Transactions. Schedule 4.23 describes all material contracts, agreements, arrangements or transactions between InfoPak and any of InfoPak's affiliates, setting forth the terms thereof.

                 4.24 Capitalization. The entire authorized capital stock of InfoPak is as appears on Schedule 4.24. sets forth, as of the Closing, the name, state of residence, number of shares owned, and percentage of outstanding capital stock of InfoPak owned with regard to each stockholder of InfoPak, as well as whether or not each such stockholder is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended. The InfoPak Shareholders as of the Closing will own, in the aggregate, approximately 74% of the issued and outstanding capital stock of InfoPak. No equity securities of InfoPak, other than as set forth on Schedule 4.24 will, at Closing, be issued and outstanding. All of the issued and outstanding capital stock of InfoPak has been, and at Closing will be, duly authorized, validly issued, fully paid, and nonassessable. None of the issued and outstanding capital stock of InfoPak has been or will be issued in violation of any preemptive rights. All of the issued and outstanding capital stock of InfoPak (and as of the Closing Date all the InfoPak Stock) is and will be owned free and clear of any liens other than the restrictions on transfer imposed by federal and state securities laws. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require InfoPak to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to InfoPak. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of InfoPak other than as set forth in Schedule 4.24(a).

                 4.25 Inventory. The inventory of InfoPak Consists of raw materials and supplies, manufactured and processed parts, work in progress and finished goods, all of which is merchantable and fit for the purpose for which it was procured or manufactured, and none of which is obsolete, damaged, or defective.


                 4.26 Accuracy of Warranties. No representation or warranty by InfoPak in this Agreement, and no Exhibit, certificate, Schedule, instrument or document prepared or delivered, or to be delivered, by InfoPak pursuant hereto or in connection with the transactions contemplated herein, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein and therein not misleading.

                                   ARTICLE 5.

                REPRESENTATIONS AND WARRANTIES OF DVG AND BUYER

         DVG and Buyer, jointly and severally, represent and warrant to InfoPak as follows:

                 5.1 Authorization. DVG and Buyer each has full corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to carry out the transactions contemplated hereby. This Agreement has been duly authorized and approved by all requisite corporate action of DVG and Buyer. This Agreement constitutes the valid and binding agreement of DVG and Buyer, enforceable against DVG and Buyer in accordance with its terms.

                 5.2 Existence and Good Standing of DVG and Buyer. DVG and Buyer are corporations duly organized, validly existing and in good standing under the laws of the state of Delaware, and each has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. DVG and Buyer is each duly qualified or licensed as a corporation to do business, and is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so duly qualified or licensed would not have a material adverse effect on the assets, business, financial condition or results of operations of DVG and Buyer. Set forth on
Schedule 5.2 attached hereto is each jurisdiction in which DVG is qualified or licensed to do business as a foreign corporation.

                 5.3 Capitalization. The authorized capital stock of DVG consists of 20,000,000 DVG Common Shares $.001 par value per share and 2,000,000 Preferred Shares, $1.00 par value per share ("Preferred"). The DVG Series P Convertible Preferred Shares to be issued to InfoPak pursuant to the terms of the Agreement are free and clear of all liens, claims and encumbrances, have been duly authorized and, upon issuance, will be duly issued, fully paid and non-assessable. As of the date hereof, there are:

                          (a)     17,521,098 fully paid and non-assessable DVG
Common Shares duly issued and outstanding;

                          (b)     77,250 fully paid and non-assessable shares
of Series A Convertible Preferred Stock, $10.00 par value per share ("Series A Preferred"), duly issued and outstanding 100,000 shares authorized;

                          (c)     193,200 fully paid and non-assessable
warrants to purchase DVG's 8% Series B Convertible Preferred Stock, $10.00 par value per share ("Series B Preferred Warrants"), duly issued and outstanding;

                          (d)     200,000 duly authorized 8% Series B
Convertible Preferred Stock, none issued and outstanding;

                          (e)     32,210 fully paid and non-assessable shares
of Series S convertible, participating Preferred Stock $10.00 par value per share duly issued and outstanding 50,000 shares authorized;

                          (f)     1,813,169 fully paid and non-assessable
shares of Class B Common Stock Purchase Warrants ("Class B Warrants"), duly issued and outstanding;

                          (g)     14,589,897 fully paid and non-assessable
shares of Common Stock Purchase Warrants (" Warrants"), escrowed or duly issued and outstanding;

         Other than set forth above, no other equity securities of DVG are issued and outstanding.

         Set forth on Schedule 5.3 is a true and correct description of (a) the number of DVG Common Shares and (b) the number of shares, liquidation preference, number of DVG Common Shares issuable upon conversion or exercise of, the conversion or exercise price of, and the dilution price of all shares of Preferred, options, warrants, or other rights to receive DVG Common Shares.

                 5.4 Financial Statements. DVG has heretofore furnished InfoPak with a balance sheet of DVG as at June 30, 1994 and 1993, and the related statements of income and cash flows for DVG for the years then ended, together with the audit report of Gitomer & Berenholz, P.C. with respect thereto, together with an unaudited balance sheet of DVG as at December 31, 1994 and March 31,1995 and the related statements of income and cash flows for DVG for the periods then ended (collectively, the "DVG Financial Statements"). Such DVG Financial Statements, including the footnotes thereto, except as indicated therein, have been prepared in accordance with GAAP, applied on a consistent basis for all periods presented and fairly present in all material respects the financial condition and results of the operations of DVG and its financial position for such periods.

                 5.5 Liabilities and Obligations. All debts, liabilities or obligations of any nature, known or unknown, fixed or contingent, that would be required by GAAP to be set forth in the DVG Financial Statements or referred to in the notes thereto are set forth in the DVG Financial Statements or referred to in the notes thereto.

                 5.6      Absence of Certain Changes. Except as disclosed in
Schedule 5.6 attached hereto since March 31, 1995, there has not been: (a) any adverse change in the condition (financial or otherwise) of the properties, assets, liabilities, results of operation or business prospects of DVG; (b) any damage, destruction or loss (whether or not covered by insurance) adversely affecting the properties, assets, liabilities, financial condition, results of operations or business prospects of DVG; (c) any material increase in the compensation, commissions or perquisites payable to or to become payable by DVG to any director, officer or employee of DVG, or any payment of any bonus, profit sharing or other extraordinary compensation to any employee of DVG (other than any such increase or payment paid or to become payable in the ordinary course of business consistent with past practices); (d) any declaration, setting aside, or payment of any dividend or other distribution by DVG, in respect of its capital stock, or any direct or indirect redemption, retirement, purchase or other acquisition of any of such stock, or any issuance of shares of stock or the granting, issuance or exercise of any right, warrant, option or similar commitment relating to any of DVG's authorized or issued capital stock; (e) any change in the accounting methods or practices followed by DVG or any change in depreciation or amortization policies or rates theretofore adopted; (f) any cancellation of any debts owed to or claims held by DVG; or (g) any sale, lease, abandonment or other disposition by DVG of any real property, or, other than in the ordinary course of business, of any machinery, equipment or other operating properties, or of any intangible assets.

                 5.7 Title to Properties; Encumbrances. Except as set forth on Schedule 5.7, DVG has good and marketable title to its assets, including all patents, trademarks, service marks, copyrights, trade names or trade secrets, and none of such assets is subject to any mortgage, pledge, security interest, lien, encumbrance or security device whatsoever.

                 5.8 Leases. Schedule 5.8 attached hereto contains a list of all leases to which DVG is a party. Each lease set forth in Schedule 5.8 is in full force and effect; all rents and additional rents due to date on each such lease have been paid; in each case, DVG has not received notice that it is in default thereunder; and there exists no event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default by DVG under such lease.

                 5.9 Material Contracts. Except as set forth in Schedule 5.8, 5.9 or 5.13 attached hereto, DVG neither has nor is bound by any of the following:

                          (a)     any agreement, contract or commitment
relating to an employment, consulting or service relationship of any Person with DVG which (i) has a term in excess of one year or (ii) requires or could require payments by DVG in excess of $10,000;

                          (b)     any agreement, contract or commitment
limiting the freedom of DVG to engage in any line of business or to compete with any other Person;

                          (c)     any agreement, contract or commitment,
including those entered into in the ordinary course of business, which involves payment by DVG of $25,000 or more in any calendar year and is not cancelable by DVG without penalty within 30 days.

                          (d)     any agreement, contract or commitment for
leasing personal property (including, without limitation, leases for machinery and office equipment, furniture, fixtures, vehicles and tools) which individual lease requires annual payment in excess of $25,000 or the term of which at any time exceeded one year;

                          (e)     any agreement, contract or commitment
providing for the services of dealers, distributors, sales representatives or similar representatives involving the payment or receipt by DVG in excess of $25,000 per annum with regard to any one dealer, distributor, sales representative or similar representative;

                          (f)     any agreement, contract or commitment
relating to the ownership, use or licensing of any intellectual property or confidential processes, know-how, inventions, discoveries or formulae; or

                          (g)     any other agreement that is material to DVG.

         Neither DVG nor, to DVG's knowledge, any other party thereto, has violated any term or condition of any contract or agreement set forth in
Schedule 5.8, 5.9 or 5.13 in any material respect other than violations that have been waived.

                 5.10 No Violations. Except as provided in Schedule 5.10 attached hereto, the execution and delivery of this Agreement by DVG and Buyer and the consummation of the transactions contemplated hereby (a) will not violate any provision of the organizational documents of DVG or Buyer, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which DVG or Buyer is bound or which is binding upon any of either of their properties or assets and (c) will not result in a violation or breach of, or constitute a default under, any license, franchise, permit, indenture, agreement or other instrument to which DVG or Buyer is a party, or by which DVG or Buyer or any of their assets or properties is bound. Except as set forth on Schedule 5.10, no consents or waivers will be required or advisable for DVG or Buyer to consummate the transactions contemplated by this Agreement.

                 5.11 Litigation. Except as set forth in Schedule 5.11 attached hereto, (a) there is no action, suit or proceeding at law or in equity by any Person or any arbitration or any administrative or other proceeding by or before any governmental or other instrumentality or agency, pending, or, to the knowledge of DVG, threatened against DVG or its officers or directors; (b) none of such disclosed actions could have an adverse effect upon the assets, financial condition, results of operations or prospects of DVG or the right to conduct its business as presently conducted; and (c) there are no judgments, consents, decrees, injunctions, or any other judicial or administrative mandates outstanding against DVG.

                 5.12 Taxes. Except as set forth on Schedule 5.12, DVG has filed, or has caused to be filed, all federal, state and local income tax returns and all other federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes shown on such returns or on any assessment therefor received by DVG to the extent that such taxes have become due, or has set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) deemed by DVG adequate with respect thereto. Except as set forth on Schedule 5.12, the federal income tax returns of DVG have not been audited by the Internal Revenue Service, and neither the state nor local income tax returns of DVG have been audited by any state or local tax or revenue agency or authority.

                 5.13     Intellectual Property.

                          (a)     Except as set forth on Schedule 5.13 attached
hereto, there are no patents, patent applications, patent disclosures or inventions; trademarks, service marks, trade dress, trade names, corporate names, or any applications to register any of the foregoing; copyright or copyright registrations; mask works or mask work registrations; trade secrets, know-how or confidential business information, Computer Software, data or Documentation (including, without limitation, electronic media), or other proprietary rights or any licenses to or from third parties with respect to any of the foregoing, used by DVG or otherwise relating to the Business as now conducted or as presently proposed to be conducted (collectively, the "Intellectual Property");

                          (b)     Each item constituting part of the
Intellectual Property has been, to the extent indicated in Schedule 5.13, duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office, the U.S. Copyright Office, or such other government entity, domestic or foreign, as is indicated in Schedule 5.13 and, to the knowledge of DVG, such registrations, filings and issuances remain in full force and effect;

                          (c)     DVG owns and possesses all right, title and
interest in and to the rights set forth on Schedule 5.13, and no claim by any third party contesting the validity, enforceability, use, or ownership of any proprietary rights set forth on Schedule 5.13 has been made, is currently outstanding or to DVG's knowledge is threatened;

                          (d)     Except as disclosed on Schedule 5.13, DVG has
developed and compiled all Computer Software, data and Documentation set forth on Schedule 5.13 using only employees of DVG, and no independent contractor or third party has been involved in the development or compilation of such Computer Software, data or Documentation;

                          (e)     DVG has not received any notices of, nor is
it aware of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to any of the rights set forth on Schedule 5.13; and

                          (f)     DVG has not infringed, misappropriated or
otherwise been in conflict with any rights of any third parties, nor is DVG aware of any infringement, misappropriation or conflict that will occur as a result of the continued operation of the Business as now conducted or as presently proposed to be conducted.

As used herein, the term "Computer Software" shall mean all computer programs, consisting of a series of data, statements and instructions in source and object code form, and shall include without limitation, all screen displays of such programs, and the executable code of such programs. As used herein, the term "Documentation" shall mean all user, programmer and technical documentation associated with the Computer Software, including without limitation, all user manuals, quick reference guides, flow charts, compiler and linker specifications and options, file formats, test data and results, data flow diagrams, library specifications, development environment specifications, and hardware requirements. Schedule 5.13 describes all rights to Intellectual Property that have been or are licensed to third parties and those rights that have been or are licensed from third parties, and identifies the third parties to whom or from whom such rights have been or are licensed. The transactions contemplated by this Agreement will have no material adverse effect on DVG's right, title and interest in and to any of the rights set forth on Schedule
5.13. DVG has taken all necessary or desirable action to protect the rights set forth on Schedule 5.13 and will continue to maintain those rights prior to Closing so as to not materially adversely affect the validity or enforcement of the rights set forth therein.

                 5.14     Compliance with Laws.  Except as set forth in
Schedule 5.14, DVG's operations, the conduct of DVG's business as and where such business is presently conducted, and DVG's assets and their uses comply, in all material respects, with all applicable laws, rules and regulations.

                 5.15     Employee Benefit Plans. Except as set forth in
Schedule 5.15, DVG does not maintain or make contributions to, and has not in the past maintained or made contributions to, any Employee Pension Benefit Plan, as such term is defined in Section 3 of ERISA.

                 5.16     Employment and Labor Matters.  Except as set forth in
Schedule 5.16, DVG is not a party to any employment agreements with any of its employees and is not a party to any collective bargaining agreement with any labor union.

                 5.17 Insurance. DVG has maintained and maintains insurance covering DVG's business, assets, premises and their employees sufficient to comply with all applicable laws and contracts and adequate to protect DVG's interests therein.

                 5.18 Approvals. Except as disclosed in Schedule 5.18, DVG possesses or has applied for all governmental and other permits, licenses, consents, certificates, orders, authorizations and approvals (the "DVG Approvals") to own or hold under lease and operate its properties and assets and to carry on its business as now conducted and has not received any notice of proceedings relating to the revocation or modification of any such DVG Approvals which, singly or in the aggregate, if the subject of an unfavorable ruling or finding, would be reasonably likely to adversely affect the assets, financial condition, results of operation or prospects of DVG. DVG is operating in compliance with the provisions, terms and conditions of the DVG Approvals.

                 5.19 Broker's or Finder's Fees. No agent, broker, person or firm acting on behalf of DVG is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

                 5.20     Product Liability; Warranty Liability.

                          (a)     Except as disclosed in Schedule 5.20, there
are no actions, suits, inquiries, proceedings or investigations by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the knowledge of DVG, threatened, against or involving DVG relating to any product alleged to have been manufactured or sold by DVG and alleged to have been defective or improperly designed or manufactured.

                          (b)     The reserves for product warranty liabilities
reflected on the DVG Financial Statements are stated in accordance with GAAP.

                 5.21     Environmental Compliance.

                          (a)     There is not now and never has been an actual
or threatened release of any Hazardous Substance or any other environmental condition in, on, under or from any premises which have been leased or owned by DVG that is reasonably likely to materially adversely affect such premises or any material use thereof or that is reasonably likely to support a claim or cause of action under common law or any Federal, state or local environmental statute, regulation, ordinance or other environmental regulatory requirement against DVG.

                          (b)     No investigation, administrative, order,
consent order, lien, super-lien or agreement, litigation or settlement with respect to any Hazardous Substance of any kind located on or under all or any portion of any premises which have been leased or owned by DVG exists, is pending or, to DVG's knowledge, is proposed or threatened in writing with respect to any premises leased or owned by DVG.

                 5.22 SEC Filings; Compliance. Since April 1992, DVG has heretofore filed all required reports, registration statements and schedules with the Securities and Exchange Commission pursuant to the Securities Act and the Exchange Act. All such filings by DVG complied as of their respective dates in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations adopted thereunder. As of their respective dates, all such filings (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 5.23 Increase in Capital Stock. InfoPak understands that DVG does not currently have sufficient amounts of Common Stock to permit full conversion of the DVG Series P Shares. DVG hereby represents and warrants that it will use its best efforts to convene a meeting of its stockholders, within ninety (90) days from the Closing, to consider, among other matters, an increase in its authorized Common Stock in sufficient amount to provide for the full conversion of the DVG Series P Shares. In this regard, George S. Smith hereby represents that he will vote the shares of DVG securities which he beneficially owns and are entitled to vote at such meeting of stockholders.


                 5.24 Accuracy of Warranties. No representation or warranty by DVG or Buyer in this Agreement, and no Exhibit, certificate, Schedule, instrument or document prepared or delivered, or to be delivered, by DVG or Buyer pursuant hereto or in connection with the transactions contemplated herein, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein and therein not misleading.

                                   ARTICLE 6.

                CONDUCT OF BUSINESS; EXCLUSIVE DEALING; REVIEW;
                      ADDITIONAL AGREEMENTS OF THE PARTIES


                 6.1 Conduct of Business. From the date of this Agreement until the earlier of (i) the Closing Date or (ii) termination of this Agreement in accordance with Section 9.1 hereof, except for actions taken with DVG's or Buyer's prior written consent, which consent will not be unreasonably withheld or delayed, and except for actions taken in connection with the Recapitalization (as hereinafter defined), InfoPak shall operate the Business in the ordinary course of business, consistent with past practice, and InfoPak shall not make any material change in the compensation of officers or other key employees of InfoPak and shall not enter into any material contract or commitment, waive any material rights, or enter into any other material transaction other than in the ordinary course of business and in conformity with past practices.

                 6.2 Maintain Business as Going Concern. From the date of this Agreement until the earlier of (i) the Closing Date or (ii) termination of this Agreement in accordance with Section 9.1 hereof, InfoPak will preserve the business organization of InfoPak and will use its best efforts to keep available the services of the present officers, employees, and agents thereof and will use its best efforts to preserve the goodwill of InfoPak's suppliers, customers and others having important business relations therewith.

                 6.3 Exclusive Dealing. During the period from the date of this Agreement to September 15, 1995, InfoPak shall not take any action to, directly or indirectly, encourage, initiate or engage in discussions or negotiations with, or provide any information to, any Person other than DVG or Buyer, concerning any purchase of InfoPak's assets or any sale of substantial assets, sale of stock, merger or similar transaction involving the Business.

                 6.4 Due Diligence Review. Each party may, prior to the Closing Date, through its representatives, review the properties, books and records of the other party to familiarize itself with such other party and to review, verify and agree upon the information presented on all Schedules, and this Agreement (including the financial statements). Each party shall permit the other party and its representatives to have reasonable access to the premises and to the books and records of such party, and the officers of such party, during normal working hours and to furnish such other party with such financial and operating data and other information as such other party shall from time to time reasonably request.

                 6.5 Best Efforts. Each of the parties agrees to use its best efforts to take, or cause to be taken, all action to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including, but not limited to, (a) the obtaining of all necessary waivers, consents and approvals from governmental or regulatory agencies or authorities and the making of all necessary registrations and filings (including, but not limited to, filings with governmental or regulatory agencies or authorities, if any) and the taking of all reasonable steps as may be necessary to obtain any approval or waiver from, or to avoid any action or proceeding by, any governmental agency or authority, and (b) the obtaining of all necessary consents, approvals or waivers from all other third parties.

                 6.6 Shareholder Approval. InfoPak shall submit the Merger to its shareholders for approval. The Board of Directors of InfoPak shall recommend to InfoPak's shareholders, in a form which is reasonably satisfactory to DVG, that the Merger be approved by them. Each InfoPak Shareholder shall (i) vote his or her shares of stock in InfoPak in favor of the Merger, and (ii) not transfer any shares of stock in InfoPak. Each InfoPak Shareholder shall take, and shall cause the InfoPak to take, any and all other actions as may be necessary or advisable to consummate the transactions contemplated herein.

                 6.7 Proxy Materials and Investment Representation Letter. InfoPak shall prepare, as soon as is reasonably practicable and in form and substance satisfactory to DVG, and DVG shall cooperate in the preparation of, a proxy statement (the "Proxy Statement") to be used in connection with the solicitation of proxies from InfoPak's shareholders to vote in favor of the Merger. InfoPak shall, together with the Proxy Statement, deliver to all of InfoPak's shareholders for execution by them and delivery to DVG pursuant to
Section 3.2(b)(vi) hereof, an Investment Representation Letter (the "Investment Representation Letter") in substantially the form set forth as Schedule 6.7.

                 6.8 Reorganization. InfoPak, DVG and Buyer agree that they shall report the transaction contemplated by this Agreement for income tax purposes as a reorganization under Section 368(a)(1)(A) of the Code.

                 6.9 Recapitalization of InfoPak. InfoPak shall, on or prior to the Closing, effect a recapitalization of InfoPak (the
"Recapitalization"), as described on Schedule 6.9.

                 6.10 InfoPak Distributors. Any Agreement entered into with or amended by DVG or affiliate of DVG with any distributor of InfoPak products shall be approved by the Chief Executive Officer of InfoPak or an authorized representative of InfoPak, prior to execution by any authorized representative of DVG regardless of whether the Closing has been consummated.

                                   ARTICLE 7.

                  CONDITIONS TO DVG'S AND BUYER'S OBLIGATIONS


         The obligation of DVG and Buyer to close the Merger on the Closing Date is conditioned upon the satisfaction or waiver, at or prior to the Closing, of the following conditions:

                 7.1 InfoPak Deliveries. InfoPak shall have made or shall have caused to be made all deliveries to DVG and Buyer described in Section 3.2(b) hereof.

                 7.2 No Material Adverse Change. From the date of this Agreement to the Closing Date, there shall not have been a material adverse change in InfoPak or in the Business.

                 7.3 Truth or Representations and Warranties. The representations and warranties of the InfoPak contained in this Agreement or in any Schedule delivered pursuant hereto shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and InfoPak shall have delivered to DVG and Buyer a certificate, dated the Closing Date, to such effect.

                 7.4 Performance of Agreements. Each and all of the agreements of InfoPak to be performed at or prior to the Closing pursuant to the terms hereof shall have been duly performed in all material respects, and InfoPak shall have delivered to DVG and Buyer a certificate, dated the Closing Date, to such effect.

                 7.5 No Injunction. No court or other governmental body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

                 7.6 Consent and Approvals. All material authorizations, consents, waivers, approvals or other action required or advisable in connection with the execution, delivery and performance of this Agreement by DVG, Buyer and InfoPak and the consummation by such parties of the transactions contemplated hereby, all as so indicated in Schedules 4.10 and 5.10, shall have been obtained, and InfoPak shall have obtained any authorizations, consents, waivers, approvals or other action required in connection with the execution, delivery and performance of this Agreement to prevent a material breach or default by InfoPak under any contract to which InfoPak is a party and for the continuation of any agreement to which InfoPak is a party and is not to be terminated pursuant to the terms of this Agreement.

                 7.7 Registration Exemption. DVG, based upon its review of the executed Investment Representation Letter, shall be satisfied that all issuances and transfers of DVG's Series P Shares pursuant to this Agreement are exempt from registration under all applicable federal and state securities laws.

                 7.8 Dissenting Shareholders. The holders of at least ninety-five percent (95%) of the issued and outstanding shares of capital stock of InfoPak shall have refrained from dissenting from the Merger and demanding an appraisal of the fair value of their shares under Section 10-080 of the Arizona General Corporation Law.

                 7.9 No Litigation. No action, suit, proceeding at law or in equity by any Person or any arbitration or any administrative or other proceeding by or before any governmental or other instrumentality or agency shall be pending or threatened against InfoPak or its officers or directors, and no judgments, consents, decrees, injunctions, or any other judicial or administrative mandates shall be outstanding against InfoPak.

                 7.10 Cancellation of Funding Agreement. In exchange for cancellation of the Funding Agreement dated August 21, 1992, as amended February 12, 1993, and all obligations related thereto, Sean F. and Janet Lee shall receive 17,000 shares of DVG Series P Preferred Stock and Robert and Marjorie Huskins shall receive 17,677 shares of DVG Series P Preferred Stock immediately upon the Closing. These shares are in addition to the shares to be received as part of the Closing Date Merger Consideration.

                 7.11 Cancellation of Royalty and Promissory Agreements. Other than as set forth in Schedule 7.11, immediately upon Closing, the Promissory Agreements dated January 2, 1995 by and between InfoPak and Roy D. Pringle, John E. Matlock, Bruce D. Sandig, Paul C. Damiani and Sean F. Lee and the Royalty Agreements dated February 12, 1993 by and between InfoPak and the InfoPak Shareholders, and any and all obligations related thereto, shall be canceled and declared null and void.

                                   ARTICLE 8.

                      CONDITIONS TO INFOPAK'S OBLIGATIONS

         The obligation of InfoPak to close the Merger on the Closing Date is conditioned upon satisfaction or waiver, at or prior to the Closing, of the following conditions:

                 8.1 DVG and Buyer Deliveries. DVG and Buyer shall have made or shall have caused to be made all deliveries to InfoPak described in
Section 3.2(a) hereof.

                 8.2 Truth of Representation and Warranties. The representations and warranties of DVG and Buyer contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and DVG and Buyer shall have delivered to InfoPak a certificate, dated the Closing Date, to such effect.

                 8.3 Performance of Agreements. Each and all of the agreements of DVG and Buyer to be performed at or prior to the Closing pursuant to the terms hereof shall have been duly performed in all material respects, and DVG and Buyer shall have delivered to InfoPak a certificate, dated the Closing Date, to such effect.

                 8.4 No Injunction. No court or other government body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

                 8.5 Consent and Approvals. All material authorizations, consents, waivers, approvals or other action required in connection with the execution, delivery and performance of this Agreement by DVG, Buyer and InfoPak and the consummation by such parties of the transactions contemplated hereby, all as so indicated in Schedules 4.10 and 5.10, shall have been obtained, and InfoPak shall have obtained any authorizations, consents, waivers, approvals or other action required in connection with the execution, delivery and performance of this Agreement to prevent a material breach or default by InfoPak under any contract to which InfoPak is a party and for the continuation of any agreement to which InfoPak is a party and is not to be terminated pursuant to the terms of this Agreement.

                 8.6 Shareholder Approval. The shareholders of InfoPak shall have approved this Agreement and the consummation of the transactions contemplated hereby and the holders of at least ninety-five percent (95%) of the issued and outstanding shares of capital stock of InfoPak shall have refrained from demanding an appraisal of the fair value of their shares under
Section 10-080 of the Arizona General Corporation Law.

                 8.7 No Litigation. No action, suit, proceeding at law or in equity by any Person or any arbitration or any administrative or other proceeding by or before any governmental or other instrumentality or agency shall be pending or threatened against InfoPak or its officers or directors, and no judgments, consents, decrees, injunctions, or any other judicial or administrative mandates shall be outstanding against InfoPak.

                 8.8 Approval of Merger Agreement. DVG covenants and agrees, as the sole stockholder of Buyer, to vote the shares of Buyer held by DVG, which shall constitute 100% of the issued and outstanding capital stock of Buyer in favor of the adoption of this Agreement.

                                   ARTICLE 9.

                             EVENTS OF TERMINATION

                 9.1 Events of Termination. This Agreement may be terminated (i) by mutual written agreement of InfoPak, Buyer and DVG or (ii) by Buyer and DVG by written notice to InfoPak, if the conditions set forth in
Article 7 hereof shall not have been complied with or performed on or prior to the Closing Date in any material respect, or (iii) by InfoPak by written notice to Buyer and DVG, if the conditions set forth in Article 8 hereof shall not have been complied with or performed on or prior to the Closing Date in any material respect, and, in either case, such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) on or before 10 calendar days following such notice, or (iv) by either party by reason of the breach by the other in any material respect of any of its covenants or agreements contained in this Agreement, or (v) by either party if the transactions contemplated by this Agreement shall not have been consummated on or before September 15, 1995.

                 9.2 Effect of Termination. In the event that this Agreement shall be terminated pursuant to Section 9.1(i), (ii), (iii) or (v) (but in the case of terminations pursuant to Section 9.1 (ii) or (iii), only if the failure to comply with or perform a condition that created the termination right did not constitute a breach of this Agreement), all further obligations of the parties hereto under this Agreement shall terminate without further liability or obligation of either party to the other party hereunder. If this Agreement is terminated for any reason, each of the parties hereto shall hold in confidence all information it and its representatives have obtained from any other party hereto and promptly shall return or cause to be returned to the party supplying the same any and all documents or summaries in the possession of such party or its representatives.


                                  ARTICLE 10.

                                INDEMNIFICATION

                 10.1 Indemnification of DVG and Buyer. From and after the Closing, subject (except as expressly provided otherwise) to the provisions of
Section 10.3, to the extent of the amounts being pledged by the Indemnifying Shareholders pursuant to the Pledge Agreement and subject to the terms of the Pledge Agreement, each of the Indemnifying Shareholders, jointly and severally, covenants and agrees with DVG and Buyer that they shall reimburse and indemnify and hold DVG and Buyer harmless from, against and in respect of the following:

                          (a)     any and all damage, loss, liability, claim or
deficiency incurred by DVG or Buyer resulting from, or which exists or arises due to (i) any nonfulfillment of any covenant or agreement made by InfoPak in this Agreement or any other written agreement furnished to DVG or Buyer by or on behalf of InfoPak pursuant to this Agreement, (ii) a breach of a representation or warranty made by InfoPak, (iii) a breach of a representation or warranty made in an Investment Representation Letter, (iv) any information contained in the Proxy Statement other than information concerning DVG or Buyer or (v) the directions given by InfoPak to DVG as to the distribution of certificates representing Buyer Common Shares, pursuant to Section 2.2 hereof;

                          (b)     any and all liabilities of InfoPak not fully
disclosed in the InfoPak Financial Statements or Schedule 4.5 or not made in the ordinary course of business;

                          (c)     any fees, expenses or other payments incurred
or owed by InfoPak to any brokers or comparable third parties retained or employed by it in connection with the transactions contemplated by this Agreement;

                          (d)     any claim made by a third party alleging
facts which, if true, would entitle DVG or Buyer to indemnification pursuant to the above; and

                          (e)     any and all actions, suits, claims,
proceedings, investigations, audits, demands, assessments, fines, judgments, costs and other expenses (including, without limitation, reasonable audit and legal fees) incurred by DVG or Buyer resulting from the circumstances described in paragraphs 10.1(a) through (d) above.

         In order to hold any of the Indemnifying Shareholders liable under this Section 10.1, neither DVG nor Buyer shall have any obligation, at any time, to resort for payment to any collateral security, property, liens or other rights or remedies whatsoever, but, in such event, DVG and Buyer shall be limited to seeking payment solely from the DVG Series P Shares pledged pursuant to the Pledge Agreement.

                 10.2 Indemnification of InfoPak. From and after the Closing, subject (except as expressly provided otherwise) to the provisions of
Section 10.3, DVG and Buyer, jointly and severally, covenant and agree with InfoPak that they shall reimburse and indemnify and hold InfoPak harmless from, against and in respect of the following:

                          (a)     any and all damage, loss, liability, claim or
deficiency incurred by InfoPak resulting from, or which exists or arises due to, (i) any nonfulfillment of any covenant or agreement made by DVG or Buyer in this Agreement or any other written agreement furnished to InfoPak by or on behalf of DVG or Buyer pursuant to this Agreement, (ii) a breach of a representation or warranty made by DVG or Buyer or (iii) a claim by a stockholder of InfoPak based upon any information contained in the Proxy Statement concerning DVG or the Buyer;

                          (b)     any fees, expenses or other payments incurred
or owed by DVG or Buyer to any brokers or comparable third parties retained or employed by it in connection with the transactions contemplated by this Agreement;

                          (c)     any claim by a third party alleging facts
which, if true, would entitle InfoPak to indemnification pursuant to the above; and

                          (d)     any and all actions, suits, claims,
proceedings, investigations, audits, demand, assessments, fines, judgments, costs and other expenses (including without limitation, reasonable audit and legal fees) incurred by InfoPak resulting from the circumstances described in Sections 10.2(a) through (c) above.

                 10.3 Method of Asserting Claims. "Claim" with regard to DVG or Buyer as indemnitee refers to the items listed in Sections 10.1(a) through (e) and with regard to InfoPak as indemnitee refers to the items listed in Sections 10.2(a) through (d). Either DVG or Buyer, on the one hand, or InfoPak, on the other hand, as indemnitee will give prompt written notice to the other party as indemnitor (and to the Indemnifying Shareholders if DVG or Buyer is the indemnitee) of any Claim which it discovers or of which it receives notice after the Closing and which might give rise to a Claim by it against the indemnitor under Article 10 hereof, stating the nature, basis and (to the extent known) amount thereof; provided that failure to give prompt notice shall not jeopardize its right to indemnification unless such failure shall have materially prejudiced the ability of the indemnitor to defend such Claim. The obligation of each indemnitor under this Article 10 with regard to a Claim based upon a representation or warranty shall be subject to the limitation that the indemnitee gives notice of the Claim before the end of the relevant survival period of such representation or warranty.

         In case of any Claim or suit by a third party or by any governmental body, or any legal, administrative or arbitration proceeding with respect to which an indemnitor may have liability under the indemnity agreement contained in this Article 10, indemnitor shall be entitled to participate therein, and, to the extent desired by it, to assume the defense thereof, and after notice from indemnitor of the election so to assume the defense thereof, indemnitor will not be liable to indemnitee for any legal or other expenses subsequently incurred by indemnitee in connection with the defense thereof, other than reasonable costs of investigation, unless indemnitor does not actually assume the defense thereof following notice of such election. The parties will render to each other such assistance as may reasonably be required of each other at indemnitor's expense in order to ensure proper and adequate defense of any such suit, Claim or proceeding. If indemnitor actually assumes the defense of indemnitee, indemnitee will not make any settlement of any Claim which might give rise to liability of indemnitor under the indemnity agreement contained in this Article 10 without the written consent of indemnitor, which consent shall not be unreasonably withheld. Indemnitor will not agree to a compromise or settlement of any such suit, Claim or proceeding that would require the payment of any amounts by indemnitee, or would adversely affect the manner in which indemnitee may conduct the Business, without the written consent of indemnitee.

                 10.4 Survival of Representations and Warranties of InfoPak. The representations and warranties made by InfoPak under this Agreement shall survive the Closing until, in the absence of fraud or intentional misrepresentation, the date falling eighteen (18) months after the Closing Date, except that representations and warranties contained in the first sentence of Section 4.7 (Title to Properties) shall survive the Closing indefinitely. Representations and warranties shall not terminate for purposes of any Claim made by DVG or Buyer prior to the expiration of the respective representation or warranty. All statements made by or on behalf of InfoPak herein or in the Schedules, or in any other document, instrument, certificate, schedule or list delivered to DVG or Buyer hereunder shall be deemed representations and warranties of InfoPak.

                 10.5 Survival of Representations and Warranties of DVG and Buyer. The representations and warranties made by DVG and Buyer under this Agreement shall survive the Closing until, in the absence of fraud or intentional misrepresentation, the date falling eighteen (18) months after the Closing Date. Representations and warranties shall not terminate for purposes of any Claim made by InfoPak prior to the expiration of the respective representation or warranty. All statements made by or on behalf of DVG or Buyer herein or in any other document, instrument, certificate or schedule or list delivered to InfoPak hereunder shall be deemed representations and warranties of DVG or Buyer.

                 10.6 Other. In computing the amount due to an indemnitee under this Article 10, the aggregate amount due shall be reduced by the proceeds of any related insurance or recoveries actually received by such indemnitee, except to the extent that such indemnitee shall have assigned such proceeds to the indemnitor.

                                  ARTICLE 11.

                                 MISCELLANEOUS

                 11.1 Knowledge. As used in this Agreement, the phrase "Knowledge of" a party, shall mean the knowledge that the executive officers of such party have or should have after having made a good faith effort to ascertain the fact in question pursuant to an inquiry directed to such officers, directors, supervisors and advisors as would be reasonably likely to have the information relating to the fact in question.

                 11.2 Board Representation. At the Closing of this Agreement, such corporate action shall have been taken as may be required under the Delaware Corporation Act, and under the Certificate of Incorporation and ByLaws of DVG in effect immediately prior to the Closing Date to appoint Sean
F. Lee to the Board of Directors of DVG. In addition, DVG shall use its best efforts to cause its members of the Board of Directors of DVG at the next annual meeting of stockholders to nominate and recommend Sean F. Lee for election to the Board of Directors of DVG all as provided in the employment agreement between InfoPak and Sean F. Lee, which agreement shall govern Sean F. Lee's position as a member of DVG's Board of Directors.

                 11.3 Transfer Taxes. All stamp, transfer, documentary, sales, use, registration, and other such taxes and fees incurred in connection with this Agreement and the transactions contemplated hereby (collectively, the "Transaction Taxes"), shall be paid by InfoPak, and InfoPak shall, at its own expense, procure any stock transfer stamps required by, and properly file on a timely basis all necessary tax returns and other documentation with respect to, any Transaction Tax and provide to DVG and Buyer evidence of payment of all Transaction Taxes.

                 11.4 Notification. Until the Closing, DVG or Buyer shall promptly inform InfoPak in writing of any material variances discovered by DVG or Buyer or its representatives in the representations and warranties of InfoPak contained in this Agreement. Such notice shall not waive DVG's or Buyer's rights under this Agreement.

                 11.5 Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed entirely within the Commonwealth of Pennsylvania.

                 11.6 "Person" Defined. "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, any other form of business entity, an unincorporated organization and a government or other department or agency thereof.

                 11.7 Captions; Schedules. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

                 11.8 Publicity. Except as otherwise required by law or regulation, neither of the parties hereto shall issue any press release or make any other public statement, in each case relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other party to the contents and the manner of presentation and publication thereof.

                 11.9     [Intentionally Omitted]:


                 11.10 Bulk Sales. The parties mutually agree to waive each other's compliance with the applicable Uniform Commercial Code Bulk Sale Law or other similar bulk sales laws, if any, in effect in states in which InfoPak's assets are located.

                 11.11 Post-Closing Remittances. If, after the Closing Date, InfoPak or its affiliates shall receive any remittance from any account debtors with respect to any accounts or notes receivables payable to DVG or Buyer, then, InfoPak or its affiliate, as applicable, shall endorse such remittance to the order of DVG or Buyer and forward it to DVG or Buyer promptly following receipt thereof.

                 11.12    Dispute Resolution.

                          (a)     Arbitration.  If any controversy,
disagreement or issue shall arise between the parties hereto in the performance, interpretation and application of any part of this Agreement, the parties hereto agree to exercise their best efforts to select a means of resolution other than judicial litigation and if no such means can be agreed upon, the parties hereby agree to submit such controversy, disagreement or issue to arbitration in accordance with the Commercial Arbitration Rules, then obtaining, of the American Arbitration Association. The arbitrators shall give the reasons for their award, shall be obligated to apply the laws of the State of Arizona and the arbitrators shall not be empowered to award punitive damages. Either party may serve upon the other notice stating that such party desires to have such controversy settled by arbitration and setting forth the name and address of the person whom such party has designated to act as an arbitrator. Within fifteen (15) days after receipt of such notice, the other party shall designate a person to act as arbitrator and shall notify the party requesting arbitration of such designation and the name and address of the person so designated. If the party upon whom such written request for arbitration is served, shall fail to designate its arbitrator within fifteen
(15) days after receipt of such notice, then the arbitrator designated by the party requesting arbitration shall apply to the American Arbitration Association, Phoenix Chapter, or its successor to designate and appoint such second arbitrator. The two (2) arbitrators designated as aforesaid shall meet within ten (10) days after the second arbitrator is appointed and if within thirty (30) days after the second arbitrator is appointed they shall not resolve the question or items in dispute, they shall promptly select a third arbitrator. If the two arbitrators have not selected a third arbitrator within such thirty (30) day period, then either arbitrator, on five (5) days notice in writing to the other, or both arbitrators, shall apply to the American Arbitration Association, Phoenix Chapter, or its successor to designate and appoint a third arbitrator.

                          (b)     Service of Process; Effect. InfoPak hereby
consents to the jurisdiction of the courts of the State of Arizona for the review or enforcement of the award of the arbitrators. The decision and award or resolution of a majority of the arbitrators shall be binding upon both the parties hereto and shall be enforceable in any court of competent jurisdiction or determinative of the issues to be resolved, as the case may be.

                          (c)     Arbitrator .  The arbitrators shall use their
best efforts to render their decision within a period of ninety (90) days after the appointment of such third arbitrator. All hearings and proceedings held by the arbitrators shall take place in Phoenix, Arizona. Any arbitrator designated to serve in accordance with the provisions of this Agreement shall be qualified by training and experience for the matter for which such arbitrator is designated to act.

                 11.13 Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if delivered in person or sent by telecopy or by registered or certified mail, postage prepaid, addressed as follows:

If to DVG or Buyer, to:

                                  George S. Smith
                                  Chief Executive Officer
                                  Dimensional Visions Group, Ltd..
                                  718 Arch Street, Suite 202N
                                  Philadelphia, Pennsylvania 19106
                                  Telephone: (215) 440-7791
                                  Telecopy:  (215) 440-7797

with a copy to its counsel:

                                  John L. Thomas Esquire
                                  Clark, Ladner, Fortenbaugh & Young
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia, Pennsylvania  19103
                                  Telephone: (215) 241-1870
                                  Telecopy:  (215) 241-1857

If to the InfoPak, to:

                                  Sean F. Lee
                                  Chief Executive Officer
                                  InfoPak, Inc.
                                  8855 N. Black
                                  Canyon Highway, Suite 200
                                  Phoenix, Arizona  85021
                                  Telephone: (602) 997-1990
                                  Telecopy:  (602) 997-5658

with a copy to its counsel:

                                  Stephen R Boatwright, Esquire
                                  Chapman and Cutler
                                  2 North Central Avenue
                                  Phoenix, Arizona  85004
                                  Telephone: (602) 254-4060
                                  Telecopy:  (602) 256-4060

If to InfoPak Shareholders, to:

                                  Sean F. Lee
                                  InfoPak, Inc.
                                  8855 N. Black
                                  Canyon Highway, Suite 200
                                  Phoenix, Arizona  85021
                                  Telephone: (602) 997-1990
                                  Telecopy:  (602) 997-5658

or such other address or number as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by telecopy or mailed.

                 11.14 Parties in Interest. This Agreement may not be transferred, assigned, pledged or hypothecated by either party hereto without the prior written consent of the other party. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

                 11.15 Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

                 11.16 Entire Agreement. This Agreement, including the Schedules and other documents referred to herein which form a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                 11.17 Amendments. This Agreement may not be changed orally, but only by an agreement in writing signed by the parties hereto. Any provision of this Agreement can be waived, amended, supplemented or modified by written agreement of the parties hereto.

                 11.18 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

                 11.19 Third Party Beneficiaries. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

                 11.20 Termination of InfoPak Shareholders' Agreement. Immediately upon the Effective Time, the Shareholders' Agreement of InfoPak, Inc. entered into as of August 21, 1992, as amended in October 1993, shall be terminated and declared null and void and no shareholder of InfoPak shall have any further rights thereunder.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement, all as of the day and year first above written.

                                       DIMENSIONAL VISIONS GROUP, LTD.


                                       By:/s/ George S. Smith
                                          --------------------------------
                                                Title: Chief Executive Officer

                                       INFOPAK ACQUISITION CO.

                                       By:/s/ George S. Smith
                                          --------------------------------
                                                Title: Chief Executive Officer


                                       INFOPAK, INC.


                                       By:/s/ Sean F. Lee
                                          --------------------------------
                                                Title: Chief Executive Officer


                                       INFOPAK SHAREHOLDERS:


                                       Sean F. Lee Family Limited Partnership

                                       By:/s/ Sean F. Lee
                                          ----------------------------
                                          Sean F. Lee, General Partner


                                       /s/ Timothy Wright
                                       --------------------------------
                                       Timothy Wright

                                       /s/ John Edward Matlock
                                       --------------------------------
                                       John Edward Matlock

                                       /s/ Bruce Darryl Sandig
                                       --------------------------------
                                       Bruce Darryl Sandig

                                SCHEDULE 1.1

                             ARTICLES OF MERGER
                                     OF
                           INFOPAK ACQUISITION CO.
                          (A DELAWARE CORPORATION)
                                    INTO
                                INFOPAK, INC.
                          (AN ARIZONA CORPORATION)

         Pursuant to the provisions of A.R.S. Section 10-074, the undersigned domestic and foreign corporations adopt the following Articles of Merger:

         FIRST: The names of the undersigned corporations and the States under the laws of which they are respectively organized are as follows:

         Name of Corporation                                 State
         -------------------                                 -----

         InfoPak Acquisition Co.                            Delaware

         InfoPak, Inc.                                      Arizona

         SECOND: The laws of the State of Delaware, under which the foreign corporation is organized, permit such merger.

         THIRD: The name of the surviving corporation is InfoPak, Inc., and such corporation is to be governed by the laws of the State of Arizona.

         FOURTH: The Agreement and Plan of Merger was approved by the undersigned domestic corporation in the manner prescribed by the Arizona Business Corporation Act, and was approved by the undersigned foreign corporation in the manner prescribed by the laws of the State of Delaware all as set forth on Exhibit "A" attached hereto.

         FIFTH: As to each corporation, the number of shares outstanding and the designation and number of outstanding shares of each class or series entitled to vote as a class or series on such Plan, are as follows:

                                                                       NUMBER OF SHARES
                                                            ENTITLED TO VOTE AS A CLASS OR SERIES
                                  NUMBER OF                 -------------------------------------
                                   SHARES                   DESIGNATION                NUMBER OF
NAME OF CORPORATION               OUTSTANDING               OF CLASS OR SERIES          SHARES
-------------------               -----------               ------------------         ---------
InfoPak Acquisition Co.              100                    Common                        100
InfoPak, Inc.                     5,579,504                 Common                      5,579,504

         SIXTH: As to each corporation, the total number of shares voted for and against such Plan, respectively, and, as to each class or series entitled to vote thereon as a class or series, the number of shares of such class or series voted for and against such Plan, respectively, are as follows:


                                                           NUMBER OF SHARES
                                  ------------------------------------------------------
                                                   ENTITLED TO VOTE AS A CLASS OR SERIES
                                  TOTAL    TOTAL   -------------------------------------
                                  VOTED    VOTED   DESIGNATION                 NUMBER OF
NAME OF CORPORATION               FOR     AGAINST  OF CLASS OR SERIES           SHARES
-------------------               ---     -------  ------------------          ---------
InfoPak Acquisition Co.           100          0            Common               100

InfoPak, Inc.                                               Common            5,579,504

         SEVENTH: This Merger will be effective upon filing.

         Dated as of the ____ day of September, 1995.

                                                   InfoPak, Inc.


                                                   By:
                                                        ----------------------
                                                            Sean F. Lee
                                                            President


                                                   By:
                                                        ----------------------
                                                            Paul Damiani
                                                            Secretary

                                                   InfoPak Acquisition Co.


                                                   By:
                                                        ----------------------
                                                            George F. Smith
                                                            President


                                                   By:
                                                        ----------------------
                                                            John Thomas
                                                            Secretary

                                  SCHEDULE 1.1

                             CERTIFICATE OF MERGER

                                       OF

                            INFOPAK ACQUISITION CO.
                            (a Delaware Corporation)

                                      INTO

                                 INFOPAK, INC.
                            (an Arizona Corporation)


         The undersigned corporation, InfoPak, Inc., an Arizona corporation, files this Certificate of Merger pursuant to Section 252(c) of the General Corporation Law of the State of Delaware and does hereby certify:

         FIRST: That the names and states of incorporation of each of the constituent corporations of the merger is as follows:

               NAME                              STATE OF INCORPORATION
InfoPak Acquisition Co.                                  Delaware
InfoPak, Inc.                                            Arizona

         SECOND: That an Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the boards of directors of the constituent corporations in accordance with the requirements of Section 252 of the General Corporation Law of Delaware.

         THIRD: That the name of the surviving corporation of the merger is InfoPak, Inc., an Arizona corporation.

         FOURTH: That the Certificate of Incorporation of InfoPak, Inc., an Arizona corporation, which is the surviving corporation, shall continue in full force and effect as the Certificate of Incorporation of the surviving corporation.

         FIFTH: That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation, the address of which is InfoPak, Inc., North Black Canyon Highway, Suite 200, Phoenix, Arizona 85021.

         SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

         SEVENTH:         That the authorized capital stock of InfoPak, Inc. is
forty million (40,000,000) shares of Common Stock. A total of Five million, five hundred seventy-nine thousand, five hundred and four (5,579,504) shares of the common stock of InfoPak, Inc. are issued and outstanding. The authorized capital stock of InfoPak Acquisition Co. is three thousand (3,000) shares of Common Stock, $ 0.01 par value. There are one hundred (100) shares of InfoPak Acquisition Co. Common Stock issued and outstanding.

         EIGHTH: That the surviving corporation may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of InfoPak Acquistion Co. as well as for the enforcement of any obligation of the surviving corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provisions of Section 262 of Title 8 of the

Delaware Code and it does hereby irrevocably appoint the Secretary of State of Delaware as its agent to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of Delaware is c/o InfoPak, Inc., North Black Canyon Highway, Suite 200, Phoenix, Arizona 85021 until the surviving corporation shall have hereafter designated in writing to the said Secretary of State a different address for such purpose. Service of such process may be made by personally delivering to and leaving with the Secretary of State of Delaware duplicate copies of such process, one of which copies the Secretary of State of Delaware shall forthwith send by registered mail to the surviving corporation at the above address.

         NINTH:  That this Certificate of Merger shall be effective upon filing.

         IN WITNESS WHEREOF, InfoPak, Inc. has caused this certificate to be signed by Sean F. Lee, its President, and attested by Paul Damiani, its Secretary, on the ______ day of September, 1995.

                                    INFOPAK, INC.


                                    By:
                                          -----------------------------
                                             Sean F. Lee, President

Attest:


By:
     ---------------------------
         Paul Damiani, Secretary

                                  SCHEDULE 2.1

                     CERTIFICATE OF DESIGNATION OF TERMS OF
           FOURTH SERIES P CONVERTIBLE PARTICIPATING PREFERRED STOCK

         Dimensional Visions Group, Ltd. (the "Corporation" or "Company"), a Delaware corporation, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, as amended, hereby certifies that:

         1. The Board of Directors of the Corporation, pursuant to authority expressly vested in it by the provisions of the Company's Restated Certificate of Incorporation, duly adopted the following resolution creating the fourth series of the Preference Stock of the Corporation to consist initially of 600,000 shares and fixing the designations, preferences and rights, and the qualifications, limitations and restrictions thereof, of the shares of such series at a meeting duly held on August 26, 1995:

                 RESOLVED, That pursuant to authority expressly granted to the Board of Directors by the provisions of this Corporation's Certificate of Incorporation, the Board of Directors hereby creates the third series of the Preference Stock of the Corporation to consist initially of 600,000 shares ("Fourth Series") and hereby fixes the designations, preferences and rights, and qualifications, limitations and restrictions thereof, of the shares of such series (in addition to the designations, preferences and rights, and the qualification, limitations and restrictions thereof, set forth in the Certificate of Incorporation which are applicable to this Corporation's Preference Stock of all series) as follows:

                          (1)     Designation of Series.  The Fourth Series
shall be designated by the Series P Convertible Participating Preferred Stock.

                          (2)     Number of Shares.  The number of shares of
the Fourth Series shall be 600,000, which number from time to time may be increased or decreased (but not below the number of shares of the series then outstanding) by resolution of the Board of Directors of the Corporation.

                          (3)     Dividends.  Dividends will be paid on the
Fourth Series P Convertible Participating Preferred Stock to the extent that dividends are paid on the Corporation's Common Stock.

                          (4)     Redemption.  Shares of the Fourth Series P
Convertible Participating Preferred Stock shall not be redeemable.

                          (5)     No Liquidation Preference.  In the event of a
voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of shares of the Fourth Series shall have no liquidation preference over holders of the Corporation's Common Stock. Holders of shares of the Fourth Series shall participate ratably with holders of the Corporation's Common Stock in the distribution of assets with each share of the Fourth Series accounting for ten (10) shares of the Corporation's Common Stock. Nether the merger nor consolidation of the Corporation with or into any corporation, nor any sale, transfer or lease of all or part of the Corporation's assets, shall be deemed a liquidation of the Corporation within the meaning of this paragraph (5).

                          (6)     Conversion Rights.  Any holder of shares of
the Fourth Series may convert any or all of such shares into fully paid and non-assessable shares of Common Stock of the Corporation (hereafter called "Common Stock") on the terms, at the times, and in the manner hereinafter set forth.

                          (a)     Shares of the Fourth Series may be converted
at any time after January 1, 1996, or at such time that the number of shares of the Company's authorized but unissued Common Stock are available to allow 100% conversion of the entire issued and outstanding Fourth Series P Convertible Participating Preferred Stock, into shares of Common Stock at the rate of ten
(10) shares of Common Stock for each share of the Fourth Series, such rate to be subject to adjustment as hereinafter provided.

                          (b)     Any holder of shares of the Fourth Series who
elects to convert them shall surrender the certificate therefor at the principal office of any Transfer Agent, or the Corporation as the case may be, for such shares, with the form of written notice endorsed on such certificate of his elections to convert them completed. If necessary under the circumstances, such certificate shall be endorsed for transfer or accompanied by executed instruments of transfer, together with such other transfer papers as the transfer Agent may reasonably require. The Corporation or such Transfer Agent, as the case may be, may require, as a condition to the exercise of the conversion privilege, the payment of any transfer tax or other governmental charge (but not any tax payable upon the issue of stock deliverable upon such conversion) that may be imposed upon any transfer incidental or prior to the conversion, or the submission of proper proof that the same has been paid. The conversion privilege shall be deemed to have been exercised, and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued, upon the date the Transfer Agent, or the Corporation as the case may be, receives for conversion the certificate representing such shares with the required terms for conversion satisfied, except that as to any shares of such series which are surrendered for conversion on a date which is less than five business days preceding the date fixed for the determination of holders of Common Stock entitled to received rights to subscribe for or to purchase shares of Common Stock or other securities of the Corporation convertible to Common Stock, the conversion privilege shall be deemed to have been exercised on the business day next succeeding the date fixed for such determination. Each person entitled to receive the Common Stock issuable upon such conversion shall from the same date be treated as the record holder of such Common Stock, and the person who surrenders such shares for conversion shall on that date cease to be treated as the record holder of the shares surrendered.

                          (c)     The Corporation shall not issue in connection
with the conversion of shares of the Fourth Series certificates for a fraction of one share of Common Stock, but in lieu thereof shall pay to any person who would otherwise be entitled thereto an amount of case equal to such fraction multiplied by the Market Price of the Common Stock on the last business day of the week preceding the week in which the conversion privilege was deemed to have been exercised. As used herein, "Market Price" means the last reported sale price regular way on such day or, in case no such reported sale takes place on such day, the reported closing bid price regular way, in either case on the principal national securities exchange on which the Common Stock is then listed or, if not listed on any national securities exchange, the closing bid price in the over-the-counter market as reported by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose.

                          (d)     As soon as practicable after the effective
date of conversion of any shares of the Fourth Series, the Corporation shall deliver to the person or persons entitled thereto, at the principal office of the Transfer Agent at which such stock was surrendered for conversion, certificates representing the shares of Common Stock and any cash to which such person or persons shall be entitled on such conversion.

                          (e)     The conversion rate set forth in subparagraph
(a) of this paragraph (6) shall be subject to adjustment as follows:

                          (i) if the Corporation subdivides the outstanding shares of its Common Stock into a greater number of shares or combines them into a smaller number of shares, the conversion rate in effect immediately prior to such subdivision or combination shall be proportionately increased or decreased effective at the opening of business on the day following the day upon which such subdivision or combination becomes effective;

                          (ii) if the Corporation fixes a record date for the purpose of determining the holders of shares of Common Stock, entitled to receive any dividend in Common Stock, the conversion rate in effect immediately prior to such record date shall be proportionately increased effective at the opening of business on the day following such record date, provided that if for any reason the plan to pay such dividend in Common Stock is legally abandoned before payment, then any adjustment made in the conversion rate by reason of the passage of such record date shall be canceled as of the date the plan is abandoned; and

                          (iii) the issuance to all holders of Common Stock of the Corporation of rights to subscribe to Common Stock at a price lower than 90% of the Market Price (defined above) thereof as of the close of business on the last business day of the week preceding such issuance of rights shall be deemed to constitute the payment of a dividend in Common Stock to the holders of shares of Common Stock (and the record date therefore shall be deemed to have been fixed as the date of issuance of such rights) of that number of shares which is determined by dividing the Market price per share as of such time into the difference between (a) the total Market Price as of such time of the number of shares purchasable upon exercise of such rights and (B) the total offering price of such shares.

                          (f)     In case of

                                  (i) any reclassification or change of the Common Stock of the Corporation other than a change in its par value, a change from par value to no par value or case provided for in subparagraph (c) of this paragraph (6), or

                                  (ii)  a merger of consolidation in which the
                                  Corporation is not the continuing corporation,

                          provisions shall be made so that the Fourth Series shall thereafter have the right to convert each share thereof into the kind and amount of shares of stock or other securities or property receivable upon such reclassification, change, merger or consolidation by a holder of the number and kind of shares of capital stock of the Corporation into which such shares of the Fourth Series were convertible immediately prior thereto. In any such case the Board of Directors shall determine the manner in which the adjustments provided for in subparagraph
                          (e) of the paragraph (6) shall thereafter be made.

                          (g) Whenever the conversion rate is required to be adjusted:

                                  (i) the Corporation shall file a certificate setting forth such adjusted conversion rate and the facts upon which the adjustment is based with the Transfer Agents for shares of the Fourth Series and the Transfer Agents for the Common Stock and thereafter (until further adjusted) the adjusted conversion rate shall be as set forth in such certificate; and

                                  (ii)  the Corporation shall mail notice of
                          such adjusted conversion rate to each holder of shares of the Fourth Series.

                          (7) Voting Rights. Except as provided below, holders of shares of the Fourth Series shall have the general power to vote in the election of directors and for all other purposes, on the basis of ten (10) votes per share of the Fourth Series. Holders of shares of the Fourth Series shall not have the general power to vote on any matters on which they are entitled to vote as a series or as part of the class of Preference Stock, regardless of series.

         2. This instrument will become effective as of the beginning of business on September 5, 1995.

                 IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this certificate to be signed by George S. Smith, its Chief Executive Officer, and attested by Joann Furman, its Secretary/Treasurer, this 5th day of September, 1995.

                                               DIMENSIONAL VISIONS GROUP, LTD.




                                               By:
                                                  ----------------------------
                                                  George S. Smith
                                                  Chief Executive Officer

[CORPORATE SEAL]


Attest:


-------------------------------
Joann Furman
Secretary/Treasurer

                                 SCHEDULE 2.3 B

                              EXCLUDED LIABILITIES


Back Payments Due and Owing :

                                  Roy D. Pringle            $  9,743.67

                                  Sean F. Lee               $ 97,291.66

                                  John E. Matlock           $  6,669.30

                                  Bruce D. Sandig           $ 30,639.38

                                  Paul C. Damiani           $  7,539.98


Royalties Due and Owing :

                                  John E. Matlock           $ 50,283.00

                                  Timothy Wright            $ 50,283.00

                                  Sean F. Lee               $ 50,283.00

                                  Bruce D. Sandig           $ 50,283.00

Funding Agreement
                                  Sean and Janet Lee        $ 137,020.63 plus
                                                              interest of
                                                              $ 33,018.82

                                  Robert and Marjorie Huskins
                                                            $ 144,413.40 plus
                                                              interest of
                                                              $ 32,359.81

Other

                                  Midland Trust Company, Ltd.       $ 175,000.00

Promissory Note and Stock Pledge Agreement

                          Myles & Elizabeth Hassett                 $ 18,744.38

                          Edward & Sandra Ranger            $ 18,744.38

                              SCHEDULE 3.2(a)(iv)

                      OPINION OF DVG'S AND BUYER'S COUNSEL


         The opinion of Clark, Ladner, Fortenbaugh & Young, legal counsel for DVG and Buyer, shall be to the effect that:

         1. DVG and buyer is each a corporation duly organized, validly existing and in good standing under General Corporation Law of Delaware, and each has the requisite corporate power and authority to own and operate its properties, to lease any properties that it operates under lease and to conduct its business, and to enter into and perform all of its obligations under the Agreement and under the other agreements and documents to be entered into by DVG and Buyer pursuant to the Agreement (collectively, the "Documents").

         2. The execution, delivery and performance by DVG and Buyer of the Documents have been duly authorized by all necessary corporate actin on each of their part, are not in contravention of any provision of the Articles of Incorporation or By-laws of either of them and will not result in the breach of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the provisions of (i) any material indenture, mortgage, loan agreement or other agreement to which either of them is a party and to which we have knowledge, taking into account consents, waivers and approvals obtained by DVG and Buyer prior to Closing, or (ii) any order, writ, judgment or decree known to us to which DVG or Buyer is a party or to which DVG or Buyer or the property of either of them is subject.

         3. The execution, delivery and performance of the Documents by DVG and Buyer do not violate any provision of any applicable federal or Delaware state statute, rule or regulation which is normally applicable to transactions of the type contemplated by the Documents. No authorization, approval or consent of any governmental or regulatory body is necessary or required under the federal or Delaware law in connection with the lawful execution, delivery and performance by DVG and Buyer of the Documents other than those that have already been obtained.

         4. The Documents have been duly executed and delivered by DVG and Buyer and constitute the valid and binding obligations of each of them, enforceable against each of them in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors and the application of general principals of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and further subject to the qualifications set forth in the next succeeding sentence. We express no opinion herein as to the validity or enforceability of any provision regarding choice of Arizona law to govern the Documents or any provision of the Documents to the extent that such provision purports to waive any rights, remedies, or defenses or of any provision for contribution or indemnification.

                             SCHEDULE 3.2(a)(vi)(A)

                              EMPLOYMENT AGREEMENT


         AGREEMENT made as of the _____ day of September, 1995, by and between Sean F. Lee an adult individual residing in the State of Arizona (hereinafter referred to as "Employee") and InfoPak, Inc., a Delaware corporation with an address at 8855 N. Black Canyon Highway, Suite 2000, Phoenix, Arizona 85021 (hereinafter referred to as "Employer").

                                   WITNESSETH

         WHEREAS, Employer desires to employ Employee in the capacity of Chief Executive Officer, or in any other position consistent with Employee's status;

         WHEREAS, Employee desires to be employed by Employer in the aforesaid capacity; and

         WHEREAS, Employer and Employee desire to set forth in writing the terms and conditions of their agreements and understandings;

         NOW THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, agree as follows:

         1. TERM OF EMPLOYMENT. Employer shall employ Employee in the capacity set forth above. The employment shall commence on September ___, 1995, and terminate on September ___, 1998, unless sooner terminated in accordance with the provisions of Paragraph 5. After September ___, 1998, this Agreement and all its terms and provisions shall be automatically extended from month-to-month, unless sooner terminated in accordance with the provisions of this contract.

         2.      DUTIES OF EMPLOYEE.

                 (a) In accepting employment from Employer, Employee shall undertake the responsibility of performing for and on behalf of Employer whatever duties shall be assigned to Employee by Employer at any time and from time to time. It is further understood and agreed that any modification in, or expression of, Employee's duties shall not result in any modification in, or increase or decrease of, Employee's compensation as stated in paragraph 3, unless Employer specifically shall agree otherwise in a duly executed amendment of this Agreement.

                 (b) Employee covenants and agrees that at all times during the term of this Agreement, Employee shall devote his full-time efforts to his duties as an Employee of the Employer. Employee further covenants and agrees that he will not, directly or indirectly, engage or participate in any activities at any time during the term of this Agreement in conflict with the best interests of Employer.

         3. COMPENSATION. As compensation for the services to be rendered by Employee for Employer under this Agreement, Employee shall be paid the following annual salary, on a semi-monthly basis, during the term hereof:
$100,000.00. Employee shall also be entitled to participate in the Employer's Bonus Plan as set forth in Exhibit "A" attached hereto and receive a signing bonus of Series P Convertible Preferred Shares of Dimensional Visions Group, Ltd. as set forth in Exhibit "C" attached hereto.

         4. ADDITIONAL BENEFITS. In addition to, and not in limitation of, the compensation referred to in paragraph 3, Employee shall receive the following additional benefits: such group health insurance as may be provided by Employer from time to time. Employee shall have the right to vacation, holidays and other paid leave days as permitted by the employee policy manual in effect upon the signing of this Agreement at InfoPak, Inc.

         5. TERMINATION BY EMPLOYER. Notwithstanding any other provision hereof, Employer may terminate Employee's employment under this Agreement at any time for cause. The termination shall be evidenced by written notice thereof to Employee, which shall specify the cause for termination. For purposes hereof, the term "Cause" shall include, without limitation, the inability of Employee, through sickness or other incapacity, to perform his duties under this Agreement for a period in excess of ninety (90) substantially consecutive days; dishonesty; theft; conviction of a felony; substance abuse; intoxication; unethical business conduct including disruption of Employer's management of its business; and a material breach of this Agreement. The term "cause" shall also include the failure of Employee for any reason, within ten
(10) days after receipt by Employee of written notice thereof from Employer, to correct, cease, or otherwise alter any insubordination, failure to comply with instructions, or other action or omission to act that in the opinion of Employer does or may materially or adversely affect its business or operations. This Agreement will terminate on the death of Employee.

         6. RESTRICTIVE COVENANT. Employee acknowledges that the services he is about to render are of a special and unusual character with a unique value to Employer, the loss of which cannot be adequately compensated by damages in an action at law. In view of the unique value to Employer of the services of Employee, for which Employer has contracted hereunder because of the confidential information to be obtained by or disclosed to Employee, as set forth herein, and as a material inducement to Employer to enter into this Agreement and to pay Employee the compensation stated in Paragraph 3, Employee covenants and agrees as follows:

         During the term of the Employee's employment with Employer, and for a period of two (2) years following the termination of such employment, for any reason whatsoever, the Employee shall not, directly or indirectly:

                 (a) Solicit or divert any clients ("Clients") served by Employer;

                 (b) Cause any Clients of Employer not to do business with Employer;

                 (c) Solicit any Clients which are known by the Employee to have been contacted or solicited, in any way, by Employer;

                 (d) Induce or attempt to influence any employee of Employer or independent contractor doing business with Employer to terminate such employee's or independent contractor relationship with Employer;

                 (e) Become employed with or engaged in (as a principal, partner, director, officer, agent, employee, independent contractor, consultant or otherwise) or be financially interested in any business which is the same or similar to the business carried on by Employer or being planned by Employer at the time of the termination of the Employee's employment with Employer;

provided, however, this restriction shall only be operative if such business does business with Clients of Employer or if such business does business within a fifty (50) mile radius of any geographic area where Employer is actually engaged in business or maintains sales or service representatives or employees.

                 (f)  Contact or be employed by any Clients of Employer.

                 (g) The provisions of this Paragraph 7 shall survive the termination or expiration of this Agreement.

         7.      TRADE SECRETS.

                 (a) Employee acknowledges that his employment by Employer will enable him to obtain confidential information concerning Employer, its subsidiaries and affiliates, and information about trade secrets which are the proprietary property of Employer, including but not limited to the following: research, experiments, inventions, discoveries and improvements conceived, developed or worked on by Employer or developed by the Employee for or on behalf of Employer, or otherwise, whether or not related to Employer's business as it now exists; data and information about costs, profits, markets, sales, key personnel, pricing policies; technical, scientific, patent and proprietary information and/or processes; operational methods and other business affairs and methods, including plans for future developments (all of which is hereinafter collectively referred to as "Confidential Property and Information"). Confidential Property and Information is, and shall remain, the sole and confidential property of Employer. Employee agrees that he shall not use for himself or divulge any of the Confidential Information to anyone outside of Employer except in the normal course of the conduct of Employer's business and then only with the prior written consent of Employer's Board of Directors.

                 (b) As a condition to the employment of Employee, Employee further agrees to execute Employer's standard EDAC Agreement attached hereto as Exhibit "B" and such other Confidentiality Agreement as may, during the term of Employee's employment, be required by Employer of all executives in Employer's employ. It is specifically understood that the consideration supportive of such latter execution by Employee will be the continued employment of Employee, it being specifically understood that the failure or refusal of Employee to execute such latter document would constitute Cause for termination by Employer of Employee's employment hereunder.

                 (c) The provisions of this Paragraph 7 shall survive the termination or expiration of this Agreement.

         8. RETURN OF CONFIDENTIAL INFORMATION. The Employee shall make full disclosure to Employer of all Confidential Property and Information, and shall do everything necessary or desirable to vest the absolute title of Confidential Property and Information in Employer. Upon the termination or expiration of this Agreement, Employee shall return to Employer all Confidential Property and Information in the Employee's possession or control. The provisions of this Paragraph 9 shall survive the termination or expiration of this Agreement.

         9. ACCOUNTING FOR PROFITS. Employee covenants and agrees that if he shall violate any of his covenants or agreements under Paragraph 6, Employer shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration, or other benefits that Employee directly or indirectly has realized and/or may realize as a result of, growing out of, or in connection with, any such violation. These remedies shall be in addition to, and not in limitation of, any injunctive relief or other rights or remedies to which Employer is or may be entitled at law, in equity, or under this Agreement.

         10.     REASONABLENESS OR RESTRICTIONS.

                 (a) Employee has carefully read and considered the provisions of Paragraphs 5, 6, and 7, and, having done so, agrees that the restrictions set forth in these paragraphs, including, but not limited to, the time period of restriction and the geographical areas of restriction set forth in Paragraph 6, are fair and reasonable and are reasonably required for the protection of the interests of Employer and its officers, directors, and other employees.

                 (b) In the event that, notwithstanding the foregoing, any of the provisions of Paragraphs 5, 6, and 7 shall be held to be invalid or unenforceable, the remaining provisions thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein. In the event that any provision of Paragraph 6 relating to the time period and/or the areas of restriction shall be declared by arbitration to exceed the maximum time period or areas such court deems reasonable and enforceable, the time period and/or areas of restriction deemed reasonable and enforceable by the court shall become and thereafter be the maximum time period and/or areas.

         11. BURDEN AND BENEFIT. This Agreement shall be binding upon, and shall inure to the benefit of, Employer and Employee, and their respective heirs, personal and legal representatives, successors, and assigns.

         12. APPOINTMENT TO BOARD OF DIRECTORS. Employee shall be appointed to the Board of Directors of Dimensional Visions Group, Ltd. ("DVG"), the parent of Employer. During the term of this Agreement, Employee will be nominated to DVG to serve as a member of its Board of Directors in connection with any Annual Meeting of DVG's stockholders. At such time as Employee no longer is in the employ of Employer, he shall have been deemed to have resigned as a member of DVG's Board of Directors and to have resigned from all other offices of DVG or Employer, as the case may be.

         13. NON RELOCATION OF EMPLOYEE. Employer will not without Employees consent change the principal location at which Employee performs his duties as of the date of this Agreement.

         14. GOVERNING LAW. In view of the fact that the principal office of Employer is located in Arizona, it is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Arizona.

         15. ARBITRATION. Employer and Employee agree that all disputes under this contract will be subject to arbitration under the rules of the American Arbitration Association. Any such arbitration will be conducted by three arbitrators sitting in Phoenix, Arizona, with all costs, expenses and attorney's fees to be paid by the losing party. Any decision of the arbitrators shall be final and may be entered as a judgment in the Court of competent jurisdiction.

         16. SEVERABILITY. The provisions of this Agreement, including particularly but not solely, the provisions of Paragraphs 5, 6, and 7, shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

         17. NOTICE. Any notice required to be given shall be sufficient it if is in writing and sent by certified or registered mail, return receipt requested, first-class postage prepaid, to his residence in the case of Employee, which residence will be on file with Employer at all times, and to its principal office in Arizona in the case of Employer.

         18. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding by and between Employer and Employee with respect to the employment of Employee, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect. No change or modification of this Agreement shall be valid or binding unless it is in writing and signed by the intended to be bound. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of his Agreement at such time or at any other time.

         19. REMEDIES CUMULATIVE. Except as otherwise expressly provided herein, each of the rights and remedies of the parties set forth in this Agreement shall be cumulative with all other such rights and remedies, as well as with all rights and remedies of the parties otherwise available at law or in equity.

         20. WAIVER. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. To be effective, any waiver must be contained in a written instrument signed by the party waiving compliance by the other party of the term or covenant as specified. The waiver by either party of the breach of any term or covenant contained herein, whether by conduct or otherwise, in any one or more instances, shall not be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

         21. WARRANTIES. The Employee represents, warrants, covenants and agrees that he has a right to enter into this Agreement, that he is not a party to any agreement or understanding whether or not written which would prohibit or restrict his performance of his obligations under this Agreement and that he will not use in the performance of his obligations hereunder any proprietary information of any other party which he is legally prohibited from using.

         22. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon Employer, its successors and assigns, it being Specifically agreed and understood that in the event that Employer engages in a so-called "bulk sale" of its assets this Agreement may, at Employer's option, for all purposes, be deemed an asset of Employer.

         23. COUNTERPART. This Agreement may be signed in counterpart which when signed by all parties will constitute one Agreement.

                 IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement as of the date first written above.

ATTEST:                                    INFOPAK, INC.

                                           By:
-------------------------                     --------------------------------
                                              [An authorized representative]

WITNESS:


-------------------------                  -----------------------------------
                                           Sean F. Lee


ATTEST:                                    DIMENSIONAL VISIONS GROUP, LTD.
                                           AS TO EXHIBIT "C" ONLY


                                           BY:
-------------------------                     -------------------------------
                                              George S. Smith,
                                              Chief Executive Officer

                                  EXHIBIT "A"


                               INFOPAK BONUS PLAN

         The InfoPak bonus pool exists as an incentive pool to encourage creativity and performance from all InfoPak employees. Further, the management of InfoPak have all agreed to a compensation package that enhances their earnings in conjunction with the success of InfoPak as a corporation. The plan is set up as follows:

         The bonus pool is set at 10% of the pre-tax profits. These funds will be distributed on a semi-annual basis, (in August and January) as described in the following paragraph.

         Fifty percent of the bonus plan is set aside for target management compensation and fifty percent for a general pool to be distributed to all employees, including management, based upon the decisions of the InfoPak compensation committee. The fifty percent to be allocated to management is limited to the amount necessary to bring management to a predetermined target salary outlined below. Once these levels are attained by all management, one hundred percent of the remaining bonus pool is set aside for all employees as described earlier. The distribution to management will occur at an equivalent rate of all management as follows:

==============================================================================================
 Name                         Base               Increase            Rate          Base +Bonus
                                                                                   Plan
==============================================================================================
 Sean Lee                     $100,000           $200,000             .597         $300,000
----------------------------------------------------------------------------------------------
 John Matlock                 $ 65,000           $ 35,000             .104         $100,000
----------------------------------------------------------------------------------------------
 Bruce Sandig                 $ 65,000           $ 35,000             .104         $100,000
----------------------------------------------------------------------------------------------
 Paul Damiani                 $ 50,000           $ 25,000             .075         $ 75,000
----------------------------------------------------------------------------------------------
 Roy Pringle                  $ 50,000           $ 25,000             .075         $ 75,000
----------------------------------------------------------------------------------------------
 Ronnie Matlock               $ 35,000           $ 15,000             .045         $ 50,000
==============================================================================================
 TOTAL                        $360,000           $350,000            1.00          $700,000
==============================================================================================

EXAMPLE:

         If in 1995, InfoPak had a pre-tax income of $2,500,000, the bonus pool would be $250,000. Of this, $125,000 would be set aside for the general fund and $125,000 would be set up for management compensation. Sean Lee would receive .63 of this or $78,750, John Matlock and Bruce Sandig would receive
 .115 or $14,375 each, and Roy Pringle and Paul Damiani would receive .07 or $8,750 each. As the net income was not sufficient to bring the management team to their target compensation for 1995, management will not reach their full target for 1995.

         On the other hand, if pre-tax income for 1995 was to be $7,000,000, the bonus pool would be $700,000, with $335,000 set aside for management and $365,000 for the general pool. All of management would receive their target income, and a greater than 50% portion of the pool would be set aside for the general pool.

                                 EXHIBIT "B"


[DV3D LOGO](TM)

                    EMPLOYEE/DIRECTOR/ASSOCIATE/CONSULTANT
                      CONFIDENTIAL INFORMATION AGREEMENT

        This Employee/Director/Associate/Consultant Confidential Information Agreement is entered into as of the #th day of MONTH, 199_ by and between NAME OF INDIVIDUAL (hereinafter called the "Employee/Director/Associate/Consultant-EDAC") and Dimensional Visions Group, Ltd., a corporation organized and existing under the laws of the State of Delaware, its subsidiaries, divisions and affiliated companies (being the principal employer(s) of Employee) (hereinafter called the "Employer/Company") and acting in this Agreement on its own behalf and on behalf of all of its subsidiaries, both direct and indirect, now or hereafter existing (hereinafter collectively called the "Employer/Company").

        In consideration of EDAC's employment/engagement/association by/with Employer/Company, and other good and valuable consideration to be received by EDAC from Employer/Company during the course of such employment/engagement/ association, EDAC agrees as follows:

        1. EDAC acknowledges that certain valuable confidential information (both technical and non-technical) which belongs to the Employer/Company and which the Employer/Company considers to be of considerable value and is held to be confidential and proprietary trade secrets which employer/company has a right to protect may be made available to the EDAC, or the EDAC already may have become acquainted with such confidential information by virtue of employment/engagement/association by/with the Employer/Company, or the EDAC may develop or may have developed such confidential information during the course of EDAC's employment/engagement/association by/with Employer/Company.

        2. EDAC shall not disclose or use at any time, either during or after termination of employment/engagement/association, except as required in EDAC's duties to the Employer/Company, said confidential information, whether or not developed by EDAC, unless EDAC shall first obtain written consent of an officer of Employer/Company or such confidential information has become general public knowledge by any means other than through the fault of EDAC. Confidential information shall include Employer/Company know-how, designs, formulas, processes, devices, machines, inventions, intellectual properties including software and hardware, research or development projects, plans for future development, materials of a business nature, including marketing concepts, and any other information relating to the Employer/Company not available to the public relating to the employer/company's business of three-dimensional imaging or such other business as employer/company may engage in the future.

        3. EDAC shall not publish or cause to be published any articles, oral presentations or materials related to the business activities of the Employer/Company without obtianing the written consent of the Employer/Company.

        4. EDAC agrees to disclose promptly to Employer/Company any and all inventions, discoveries, improvemnts and business or marketing concepts related to the business or activities of Employer/Company or related to the contemplated busines or activities of the Employer/Company, and which are conceived or made by EDAC, either alone or in conjunction with others, at any time or place during the period during the period EDAC is employed/engaged/ associated by/with Employer/Company.

            [DV3D LOGO](TM) Dimensional Visions Group, Ltd.
                            718 Arch Street - Suite 202N
                            Philadelphia, PA 19106
                            (215) 440-7791 - Fax: (215) 440-7797

        5. EDAC agrees to assign all of EDAC's interest in the inventions, discoveries, improvements and business or marketing concepts referred to in Paragraph 2 hereof, to Employer/Company or its nominee. Whenever requested to do so by Employer/Company, EDAC shall execute, at Employer/Company's expense, any and all applications, assignments or other documents with Employer/Company as Employer/Company shall determine necessary to apply for and obtain letters patent to protect the Employer/Company's interest in such inventions, discoveries and improvements. These obligations shall continue beyond termination of employment with respect to inventions, discoveries, improvements and business or marketing concepts conceived or made by EDAC during the period of employment. It is understood that if EDAC claims to have conceived any such inventions, discoveries, improvements and business or marketing concepts within a twelve (12) month period following termination of EDAC's employment/engagement/association, the burden of proving conception after such termination shall be on EDAC.

        6. Upon termination of employment/engagement/association, EDAC shall promptly deliver to Employer/Company all drawings, blueprints, manuals, letters, contracts, agreements, notes, notebooks, records, reports, memoranda, formulas and all other materials relating to the Employer/Company's business, including all copies thereof, which are in the possession or under the control of EDAC which is the property of the Company.

        7. Should EDAC violate the terms and undertakings of this Confidential Information Agreement, EDAC understands that employer/company may commence an action for damages and/or injunctive relief against EDAC in any court of competent jurisdiction and that it may seek not only actual damages sustained by reason of such violation but also incidental and exemplary (punitive) damages. EDAC further agrees not to use, directly or indirectly, the confidential information for EDAC's own purpose. For purposes of this Agreement, "EDAC" shall include any entity by whom EDAC is employed or acts as principle now or hereafter.

        8. This Agreement shall be construed under the laws of the Commonwealth of Pennsylvania without regard to conflict of law statue. The parties of this Agreement hereby agree to the in persona jursidiction of the Court of Common Pleas, Philadelphia County, Philadelphia, Pennsylvania or if such court shall not have proper jurisdiction then to the Federal District Court, Eastern District Pennsylvania.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above, signed, sealed and delivered in the presence of:




                               ------------------------------------------------
                               Name of Individual
                               [Employee/Director/Associate/Consultant]


                               DIMENSIONAL VISIONS GROUP, LTD. and its
                               subsidiaries, divisions and affiliated companies


                               By:
                                  ---------------------------------------------

                               Title:
                                     ------------------------------------------



          [DV3D LOGO](TM)  Dimensional Visions Group, Ltd.

                                  EXHIBIT "C"

         Employee shall receive 7,000 shares of Series P Convertible Preferred Stock of Dimensional Visions Group, Ltd., a Delaware corporation, with the terms and provisions as described in Schedule 2.1 of the Agreement and Plan of Merger By and Among InfoPak, Inc., Certain Shareholders of InfoPak, Inc., InfoPak Acquisition Co., and Dimensional Visions Group, Ltd., dated September 6, 1995 (the "Shares"). The Shares shall be subject to full and complete forfeiture if at any time for a two year period following the execution of this Employment Agreement, Employee violates Section 6, 7 or 8 of this Agreement and the Certificates representing the Shares shall have a legend to that effect contained thereon.

                             SCHEDULE 3.2(a)(vi)(B)

                              EMPLOYMENT AGREEMENT


         AGREEMENT made as of the _____ day of September, 1995, by and between Bruce Sandig, an adult individual residing in the State of Arizona (hereinafter referred to as "Employee") and InfoPak, Inc., a Delaware corporation with an address at 8855 N. Black Canyon Highway, Suite 2000, Phoenix, Arizona 85021 (hereinafter referred to as "Employer").

                                   WITNESSETH

         WHEREAS, Employer desires to employ Employee in the capacity of Senior Vice President of Engineering and Research & Development, or in any other position consistent with Employee's status;

         WHEREAS, Employee desires to be employed by Employer in the aforesaid capacity; and

         WHEREAS, Employer and Employee desire to set forth in writing the terms and conditions of their agreements and understandings;

         NOW THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, agree as follows:

         1. TERM OF EMPLOYMENT. Employer shall employ Employee in the capacity set forth above. The employment shall commence on September ___, 1995, and terminate on September ___, 1998, unless sooner terminated in accordance with the provisions of Paragraph 5. After September ___, 1998, this Agreement and all its terms and provisions shall be automatically extended from month-to-month, unless sooner terminated in accordance with the provisions of this contract.

         2.      DUTIES OF EMPLOYEE.

                 (a) In accepting employment from Employer, Employee shall undertake the responsibility of performing for and on behalf of Employer whatever duties shall be assigned to Employee by Employer at any time and from time to time. It is further understood and agreed that any modification in, or expression of, Employee's duties shall not result in any modification in, or increase or decrease of, Employee's compensation as stated in paragraph 3, unless Employer specifically shall agree otherwise in a duly executed amendment of this Agreement.

                 (b) Employee covenants and agrees that at all times during the term of this Agreement, Employee shall devote his full-time efforts to his duties as an Employee of the Employer. Employee further covenants and agrees that he will not, directly or indirectly, engage or participate in any activities at any time during the term of this Agreement in conflict with the best interests of Employer.

         3. COMPENSATION. As compensation for the services to be rendered by Employee for Employer under this Agreement, Employee shall be paid the following annual salary, on a semi-monthly basis, during the term hereof:
$65,000.00. Employee shall also be entitled to participate in the Employer's Bonus Plan as set forth in Exhibit "A" attached hereto and receive a signing bonus of

Series P Convertible Preferred Shares of Dimensional Visions Group, Ltd. as set forth in Exhibit "C" attached hereto.

         4. ADDITIONAL BENEFITS. In addition to, and not in limitation of, the compensation referred to in paragraph 3, Employee shall receive the following additional benefits: such group health insurance as may be provided by Employer from time to time. Employee shall have the right to vacation, holidays and other paid leave days as permitted by the employee policy manual in effect upon the signing of this Agreement at InfoPak, Inc.

         5. TERMINATION BY EMPLOYER. Notwithstanding any other provision hereof, Employer may terminate Employee's employment under this Agreement at any time for cause. The termination shall be evidenced by written notice thereof to Employee, which shall specify the cause for termination. For purposes hereof, the term "Cause" shall include, without limitation, the inability of Employee, through sickness or other incapacity, to perform his duties under this Agreement for a period in excess of ninety (90) substantially consecutive days; dishonesty; theft; conviction of a felony; substance abuse; intoxication; unethical business conduct including disruption of Emploeyr's management of its business; and a material breach of this Agreement. The term "cause" shall also include the failure of Employee for any reason, within ten
(10) days after receipt by Employee of written notice thereof from Employer, to correct, cease, or otherwise alter any insubordination, failure to comply with instructions, or other action or omission to act that in the opinion of Employer does or may materially or adversely affect its business or operations. This Agreement will terminate on the death of Employee.

         6. RESTRICTIVE COVENANT. Employee acknowledges that the services he is about to render are of a special and unusual character with a unique value to Employer, the loss of which cannot be adequately compensated by damages in an action at law. In view of the unique value to Employer of the services of Employee, for which Employer has contracted hereunder because of the confidential information to be obtained by or disclosed to Employee, as set forth herein, and as a material inducement to Employer to enter into this Agreement and to pay Employee the compensation stated in Paragraph 3, Employee covenants and agrees as follows:

         During the term of the Employee's employment with Employer, and for a period of two (2) years following the termination of such employment, for any reason whatsoever, the Employee shall not, directly or indirectly:

                 (a) Solicit or divert any clients ("Clients") served by Employer;

                 (b) Cause any Clients of Employer not to do business with Employer;

                 (c) Solicit any Clients which are known by the Employee to have been contacted or solicited, in any way, by Employer;

                 (d) Induce or attempt to influence any employee of Employer or independent contractor doing business with Employer to terminate such employee's or independent contractor relationship with Employer;

                 (e) Become employed with or engaged in (as a principal, partner, director, officer, agent, employee, independent contractor, consultant or otherwise) or be financially interested in any business which is the same or similar to the business carried on by Employer or being planned by Employer at the time of the termination of the Employee's employment with Employer; provided, however, this restriction shall only be operative if such business does business with Clients of Employer or if such business does business within a fifty (50) mile radius of any geographic area where Employer is actually engaged in business or maintains sales or service representatives or employees.

                 (f)  Contact or be employed by any Clients of Employer.

                 (g) The provisions of this Paragraph 7 shall survive the termination or expiration of this Agreement.

         7.      TRADE SECRETS.

                 (a) Employee acknowledges that his employment by Employer will enable him to obtain confidential information concerning Employer, its subsidiaries and affiliates, and information about trade secrets which are the proprietary property of Employer, including but not limited to the following: research, experiments, inventions, discoveries and improvements conceived, developed or worked on by Employer or developed by the Employee for or on behalf of Employer, or otherwise, whether or not related to Company's business as it now exists; data and information about costs, profits, markets, sales, key personnel, pricing policies; technical, scientific, patent and proprietary information and/or processes; operational methods and other business affairs and methods, including plans for future developments (all of which is hereinafter collectively referred to as "Confidential Property and Information"). Confidential Property and Information is, and shall remain, the sole and confidential property of Employer. Employee agrees that he shall not use for himself or divulge any of the Confidential Information to anyone outside of Employer except in the normal course of the conduct of Employer's business and then only with the prior written consent of Employer's Board of Directors.

                 (b) As a condition to the employment of Employee, Employee further agrees to execute Employer's standard EDAC Agreement attached hereto as Exhibit "B" and such other Confidentiality Agreement as may, during the term of Employee's employment, be required by Employer of all executives in Employer's employ. It is specifically understood that the consideration supportive of such latter execution by Employee will be the continued employment of Employee, it being specifically understood that the failure or refusal of Employee to execute such latter document would constitute Cause for termination by Employer of Employee's employment hereunder.

                 (c) The provisions of this Paragraph 7 shall survive the termination or expiration of this Agreement.

         8. RETURN OF CONFIDENTIAL INFORMATION. The Employee shall make full disclosure to Employer of all Confidential Property and Information, and shall do everything necessary or desirable to vest the absolute title of Confidential Property and Information in Employer. Upon the termination or expiration of this Agreement,

Employee shall return to Employer all Confidential Property and Information in the Employee's possession or control. The provisions of this Paragraph 9 shall survive the termination or expiration of this Agreement.

         9. ACCOUNTING FOR PROFITS. Employee covenants and agrees that if he shall violate any of his covenants or agreements under Paragraph 6, Employer shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration, or other benefits that Employee directly or indirectly has realized and/or may realize as a result of, growing out of, or in connection with, any such violation. These remedies shall be in addition to, and not in limitation of, any injunctive relief or other rights or remedies to which Employer is or may be entitled at law, in equity, or under this Agreement.

         10.     REASONABLENESS OR RESTRICTIONS.

                 (a) Employee has carefully read and considered the provisions of Paragraphs 5, 6, and 7, and, having done so, agrees that the restrictions set forth in these paragraphs, including, but not limited to, the time period of restriction and the geographical areas of restriction set forth in Paragraph 6, are fair and reasonable and are reasonably required for the protection of the interests of Employer and its officers, directors, and other employees.

                 (b) In the event that, notwithstanding the foregoing, any of the provisions of Paragraphs 5, 6, and 7 shall be held to be invalid or unenforceable, the remaining provisions thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein. In the event that any provision of Paragraph 6 relating to the time period and/or the areas of restriction shall be declared by arbitration to exceed the maximum time period or areas such court deems reasonable and enforceable, the time period and/or areas of restriction deemed reasonable and enforceable by the court shall become and thereafter be the maximum time period and/or areas.

         11. BURDEN AND BENEFIT. This Agreement shall be binding upon, and shall inure to the benefit of, Employer and Employee, and their respective heirs, personal and legal representatives, successors, and assigns.

         12. NON RELOCATION OF EMPLOYEE. Employer will not without Employees consent change the principal location at which Employee performs his duties as of the date of this Agreement.

         13. GOVERNING LAW. In view of the fact that the principal office of Employer is located in Arizona, it is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Arizona.

         14. ARBITRATION. Employer and Employee agree that all disputes under this contract will be subject to arbitration under the rules of the American Arbitration Association. Any such arbitration will be conducted by three arbitrators sitting in Phoenix, Arizona, with all costs, expenses and attorney's fees to be paid by the losing party. Any decision of the arbitrators shall be final and may be entered as a judgment in the Court of competent jurisdiction.

         15. SEVERABILITY. The provisions of this Agreement, including particularly but not solely, the provisions of Paragraphs 5, 6, and 7, shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

         16. NOTICE. Any notice required to be given shall be sufficient it if is in writing and sent by certified or registered mail, return receipt requested, first-class postage prepaid, to his residence in the case of Employee, which residence will be on file with Employer at all times, and to its principal office in Arizona in the case of Employer.

         17. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding by and between Employer and Employee with respect to the employment of Employee, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect. No change or modification of this Agreement shall be valid or binding unless it is in writing and signed by the intended to be bound. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of his Agreement at such time or at any other time.

         18. REMEDIES CUMULATIVE. Except as otherwise expressly provided herein, each of the rights and remedies of the parties set forth in this Agreement shall be cumulative with all other such rights and remedies, as well as with all rights and remedies of the parties otherwise available at law or in equity.

         19. WAIVER. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. To be effective, any waiver must be contained in a written instrument signed by the party waiving compliance by the other party of the term or covenant as specified. The waiver by either party of the breach of any term or covenant contained herein, whether by conduct or otherwise, in any one or more instances, shall not be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

         20. WARRANTIES. The Employee represents, warrants, covenants and agrees that he has a right to enter into this Agreement, that he is not a party to any agreement or understanding whether or not written which would prohibit or restrict his performance of his obligations under this Agreement and that he will not use in the performance of his obligations hereunder any proprietary information of any other party which he is legally prohibited from using.

         21. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon Employer, its successors and assigns, it being Specifically agreed and understood that in the event that Employer engages in a so-called "bulk sale" of its assets this Agreement may, at Employer's option, for all purposes, be deemed an asset of Employer.

         22. COUNTERPART. This Agreement may be signed in counterpart which when signed by all parties will constitute one Agreement.

                 IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement as of the date first written above.


ATTEST:                                    INFOPAK, INC.

                                           By:
-------------------------                      -------------------------------
                                              [An authorized representative]

WITNESS:


-------------------------                  -----------------------------------
                                           Bruce Sandig


ATTEST:                                    DIMENSIONAL VISIONS GROUP, LTD.
                                           AS TO EXHIBIT "C" ONLY


                                           BY:
-------------------------                     -------------------------------
                                                 George S. Smith,
                                                 Chief Executive Officer

                                  EXHIBIT "A"


                               INFOPAK BONUS PLAN

         The InfoPak bonus pool exists as an incentive pool to encourage creativity and performance from all InfoPak employees. Further, the management of InfoPak have all agreed to a compensation package that enhances their earnings in conjunction with the success of InfoPak as a corporation. The plan is set up as follows:

         The bonus pool is set at 10% of the pre-tax profits. These funds will be distributed on a semi-annual basis, (in August and January) as described in the following paragraph.

         Fifty percent of the bonus plan is set aside for target management compensation and fifty percent for a general pool to be distributed to all employees, including management, based upon the decisions of the InfoPak compensation committee. The fifty percent to be allocated to management is limited to the amount necessary to bring management to a predetermined target salary outlined below. Once these levels are attained by all management, one hundred percent of the remaining bonus pool is set aside for all employees as described earlier. The distribution to management will occur at an equivalent rate of all management as follows:

==============================================================================================
 Name                         Base               Increase            Rate          Base +Bonus
                                                                                   Plan
==============================================================================================
 Sean Lee                     $100,000           $200,000             .597         $300,000
----------------------------------------------------------------------------------------------
 John Matlock                 $ 65,000           $ 35,000             .104         $100,000
----------------------------------------------------------------------------------------------
 Bruce Sandig                 $ 65,000           $ 35,000             .104         $100,000
----------------------------------------------------------------------------------------------
 Paul Damiani                 $ 50,000           $ 25,000             .075         $ 75,000
----------------------------------------------------------------------------------------------
 Roy Pringle                  $ 50,000           $ 25,000             .075         $ 75,000
----------------------------------------------------------------------------------------------
 Ronnie Matlock               $ 35,000           $ 15,000             .045         $ 50,000
==============================================================================================
 TOTAL                        $360,000           $350,000            1.00          $700,000
==============================================================================================

EXAMPLE:

         If in 1995, InfoPak had a pre-tax income of $2,500,000, the bonus pool would be $250,000. Of this, $125,000 would be set aside for the general fund and $125,000 would be set up for management compensation. Sean Lee would receive .63 of this or $78,750, John Matlock and Bruce Sandig would receive
 .115 or $14,375 each, and Roy Pringle and Paul Damiani would receive .07 or $8,750 each. As the net income was not sufficient to bring the management team to their target compensation for 1995, management will not reach their full target for 1995.

         On the other hand, if pre-tax income for 1995 was to be $7,000,000, the bonus pool would be $700,000, with $335,000 set aside for management and $365,000 for the general pool. All of management would receive their target income, and a greater than 50% portion of the pool would be set aside for the general pool.

                                 EXHIBIT "B"


[DV3D LOGO](TM)

                    EMPLOYEE/DIRECTOR/ASSOCIATE/CONSULTANT
                      CONFIDENTIAL INFORMATION AGREEMENT

        This Employee/Director/Associate/Consultant Confidential Information Agreement is entered into as of the #th day of MONTH, 199_ by and between NAME OF INDIVIDUAL (hereinafter called the "Employee/Director/Associate/Consultant-EDAC") and Dimensional Visions Group, Ltd., a corporation organized and existing under the laws of the State of Delaware, its subsidiaries, divisions and affiliated companies (being the principal employer(s) of Employee) (hereinafter called the "Employer/Company") and acting in this Agreement on its own behalf and on behalf of all of its subsidiaries, both direct and indirect, now or hereafter existing (hereinafter collectively called the "Employer/Company").

        In consideration of EDAC's employment/engagement/association by/with Employer/Company, and other good and valuable consideration to be received by EDAC from Employer/Company during the course of such employment/engagement/ association, EDAC agrees as follows:

        1. EDAC acknowledges that certain valuable confidential information (both technical and non-technical) which belongs to the Employer/Company and which the Employer/Company considers to be of considerable value and is held to be confidential and proprietary trade secrets which employer/company has a right to protect may be made available to the EDAC, or the EDAC already may have become acquainted with such confidential information by virtue of employment/engagement/association by/with the Employer/Company, or the EDAC may develop or may have developed such confidential information during the course of EDAC's employment/engagement/association by/with Employer/Company.

        2. EDAC shall not disclose or use at any time, either during or after termination of employment/engagement/association, except as required in EDAC's duties to the Employer/Company, said confidential information, whether or not developed by EDAC, unless EDAC shall first obtain written consent of an officer of Employer/Company or such confidential information has become general public knowledge by any means other than through the fault of EDAC. Confidential information shall include Employer/Company know-how, designs, formulas, processes, devices, machines, inventions, intellectual properties including software and hardware, research or development projects, plans for future development, materials of a business nature, including marketing concepts, and any other information relating to the Employer/Company not available to the public relating to the employer/company's business of three-dimensional imaging or such other business as employer/company may engage in the future.

        3. EDAC shall not publish or cause to be published any articles, oral presentations or materials related to the business activities of the Employer/Company without obtianing the written consent of the Employer/Company.

        4. EDAC agrees to disclose promptly to Employer/Company any and all inventions, discoveries, improvemnts and business or marketing concepts related to the business or activities of Employer/Company or related to the contemplated busines or activities of the Employer/Company, and which are conceived or made by EDAC, either alone or in conjunction with others, at any time or place during the period during the period EDAC is employed/engaged/ associated by/with Employer/Company.

            [DV3D LOGO](TM) Dimensional Visions Group, Ltd.
                            718 Arch Street - Suite 202N
                            Philadelphia, PA 19106
                            (215) 440-7791 - Fax: (215) 440-7797

        5. EDAC agrees to assign all of EDAC's interest in the inventions, discoveries, improvements and business or marketing concepts referred to in Paragraph 2 hereof, to Employer/Company or its nominee. Whenever requested to do so by Employer/Company, EDAC shall execute, at Employer/Company's expense, any and all applications, assignments or other documents with Employer/Company as Employer/Company shall determine necessary to apply for and obtain letters patent to protect the Employer/Company's interest in such inventions, discoveries and improvements. These obligations shall continue beyond termination of employment with respect to inventions, discoveries, improvements and business or marketing concepts conceived or made by EDAC during the period of employment. It is understood that if EDAC claims to have conceived any such inventions, discoveries, improvements and business or marketing concepts within a twelve (12) month period following termination of EDAC's employment/engagement/association, the burden of proving conception after such termination shall be on EDAC.

        6. Upon termination of employment/engagement/association, EDAC shall promptly deliver to Employer/Company all drawings, blueprints, manuals, letters, contracts, agreements, notes, notebooks, records, reports, memoranda, formulas and all other materials relating to the Employer/Company's business, including all copies thereof, which are in the possession or under the control of EDAC which is the property of the Company.

        7. Should EDAC violate the terms and undertakings of this Confidential Information Agreement, EDAC understands that employer/company may commence an action for damages and/or injunctive relief against EDAC in any court of competent jurisdiction and that it may seek not only actual damages sustained by reason of such violation but also incidental and exemplary (punitive) damages. EDAC further agrees not to use, directly or indirectly, the confidential information for EDAC's own purpose. For purposes of this Agreement, "EDAC" shall include any entity by whom EDAC is employed or acts as principle now or hereafter.

        8. This Agreement shall be construed under the laws of the Commonwealth of Pennsylvania without regard to conflict of law statue. The parties of this Agreement hereby agree to the in persona jursidiction of the Court of Common Pleas, Philadelphia County, Philadelphia, Pennsylvania or if such court shall not have proper jurisdiction then to the Federal District Court, Eastern District Pennsylvania.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above, signed, sealed and delivered in the presence of:




                               ------------------------------------------------
                               Name of Individual
                               [Employee/Director/Associate/Consultant]


                               DIMENSIONAL VISIONS GROUP, LTD. and its
                               subsidiaries, divisions and affiliated companies


                               By:
                                  ---------------------------------------------

                               Title:
                                     ------------------------------------------



          [DV3D LOGO](TM)  Dimensional Visions Group, Ltd.

                                 EXHIBIT "C"

       Employee shall receive 3,500 shares of Series P Convertible Preferred Stock of Dimensional Visions Group, Ltd., a Delaware corporation, with the terms and provisions as described in Schedule 2.1 of the Agreement and Plan of Merger By and Among InfoPak, Inc., Certain Shareholders of InfoPak, Inc., InfoPak Acquisition Co., and Dimensional Visions Group, Ltd., dated September 6, 1995 (the "Shares"). The Shares shall be subject to full and complete forfeiture if at any time for a two year period following the execution of this Employment Agreement, Employee violates Section 6, 7 or 8 of this Agreement and the Certificates representing the Shares shall have a legend to that effect contained thereon.

                             SCHEDULE 3.2(a)(vi)(C)

                              EMPLOYMENT AGREEMENT

         AGREEMENT made as of the _____ day of September, 1995, by and between John Matlock, an adult individual residing in the State of Arizona (hereinafter referred to as "Employee") and InfoPak, Inc., a Delaware corporation with an address at 8855 N. Black Canyon Highway, Suite 2000, Phoenix, Arizona 85021 (hereinafter referred to as "Employer").

                                   WITNESSETH

         WHEREAS, Employer desires to employ Employee in the capacity of Senior Vice President of Marketing, or in any other position consistent with Employee's status;

WHEREAS, Employee desires to be employed by Employer in the aforesaid capacity; and

         WHEREAS, Employer and Employee desire to set forth in writing the terms and conditions of their agreements and understandings;

         NOW THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, agree as follows:

         1. TERM OF EMPLOYMENT. Employer shall employ Employee in the capacity set forth above. The employment shall commence on September ___, 1995, and terminate on September ___, 1998, unless sooner terminated in accordance with the provisions of Paragraph 5. After September ___, 1998, this Agreement and all its terms and provisions shall be automatically extended from month-to-month, unless sooner terminated in accordance with the provisions of this contract.

         2.      DUTIES OF EMPLOYEE.

                 (a) In accepting employment from Employer, Employee shall undertake the responsibility of performing for and on behalf of Employer whatever duties shall be assigned to Employee by Employer at any time and from time to time. It is further understood and agreed that any modification in, or expression of, Employee's duties shall not result in any modification in, or increase or decrease of, Employee's compensation as stated in paragraph 3, unless Employer specifically shall agree otherwise in a duly executed amendment of this Agreement.

                 (b) Employee covenants and agrees that at all times during the term of this Agreement, Employee shall devote his full-time efforts to his duties as an Employee of the Employer. Employee further covenants and agrees that he will not, directly or indirectly, engage or participate in any activities at any time during the term of this Agreement in conflict with the best interests of Employer.

         3. COMPENSATION. As compensation for the services to be rendered by Employee for Employer under this Agreement, Employee shall be paid the following annual salary, on a semi-monthly basis, during the term hereof:
$65,000.00. Employee shall also be entitled to participate in the Employer's Bonus Plan as set forth in Exhibit "A" attached hereto and receive a signing bonus of

Series P Convertible Preferred Shares of Dimensional Visions Group, Ltd. as set forth in Exhibit "C" attached hereto.

         4. ADDITIONAL BENEFITS. In addition to, and not in limitation of, the compensation referred to in paragraph 3, Employee shall receive the following additional benefits: such group health insurance as may be provided by Employer from time to time. Employee shall have the right to vacation, holidays and other paid leave days as permitted by the employee policy manual in effect upon the signing of this Agreement at InfoPak, Inc.

         5. TERMINATION BY EMPLOYER. Notwithstanding any other provision hereof, Employer may terminate Employee's employment under this Agreement at any time for cause. The termination shall be evidenced by written notice thereof to Employee, which shall specify the cause for termination. For purposes hereof, the term "Cause" shall include, without limitation, the inability of Employee, through sickness or other incapacity, to perform his duties under this Agreement for a period in excess of ninety (90) substantially consecutive days; dishonesty; theft; conviction of a felony; substance abuse; intoxication; unethical business conduct including disruption of Employer's management of its business; and a material breach of this Agreement. The term "cause" shall also include the failure of Employee for any reason, within ten
(10) days after receipt by Employee of written notice thereof from Employer, to correct, cease, or otherwise alter any insubordination, failure to comply with instructions, or other action or omission to act that in the opinion of Employer does or may materially or adversely affect its business or operations. This Agreement will terminate on the death of Employee.

         6. RESTRICTIVE COVENANT. Employee acknowledges that the services he is about to render are of a special and unusual character with a unique value to Employer, the loss of which cannot be adequately compensated by damages in an action at law. In view of the unique value to Employer of the services of Employee, for which Employer has contracted hereunder because of the confidential information to be obtained by or disclosed to Employee, as set forth herein, and as a material inducement to Employer to enter into this Agreement and to pay Employee the compensation stated in Paragraph 3, Employee covenants and agrees as follows:

         During the term of the Employee's employment with Employer, and for a period of two (2) years following the termination of such employment, for any reason whatsoever, the Employee shall not, directly or indirectly:

                 (a) Solicit or divert any clients ("Clients") served by Employer;

                 (b) Cause any Clients of Employer not to do business with Employer;

                 (c) Solicit any Clients which are known by the Employee to have been contacted or solicited, in any way, by Employer;

                 (d) Induce or attempt to influence any employee of Employer or independent contractor doing business with Employer to terminate such employee's or independent contractor relationship with Employer;

                 (e) Become employed with or engaged in (as a principal, partner, director, officer, agent, employee, independent contractor, consultant or otherwise) or be financially interested in any business which is the same or similar to the business carried on by Employer or being planned by Employer at the time of the termination of the Employee's employment with Employer; provided, however, this restriction shall only be operative if such business does business with Clients of Employer or if such business does business within a fifty (50) mile radius of any geographic area where Employer is actually engaged in business or maintains sales or service representatives or employees.

                 (f)  Contact or be employed by any Clients of Employer.

                 (g) The provisions of this Paragraph 7 shall survive the termination or expiration of this Agreement.

         7.      TRADE SECRETS.

                 (a) Employee acknowledges that his employment by Employer will enable him to obtain confidential information concerning Employer, its subsidiaries and affiliates, and information about trade secrets which are the proprietary property of Employer, including but not limited to the following: research, experiments, inventions, discoveries and improvements conceived, developed or worked on by Employer or developed by the Employee for or on behalf of Employer, or otherwise, whether or not related to Employer's business as it now exists; data and information about costs, profits, markets, sales, key personnel, pricing policies; technical, scientific, patent and proprietary information and/or processes; operational methods and other business affairs and methods, including plans for future developments (all of which is hereinafter collectively referred to as "Confidential Property and Information"). Confidential Property and Information is, and shall remain, the sole and confidential property of Employer. Employee agrees that he shall not use for himself or divulge any of the Confidential Information to anyone outside of Employer except in the normal course of the conduct of Employer's business and then only with the prior written consent of Employer's Board of Directors.

                 (b) As a condition to the employment of Employee, Employee further agrees to execute Employer's standard EDAC Agreement attached hereto as Exhibit "B" and such other Confidentiality Agreement as may, during the term of Employee's employment, be required by Employer of all executives in Employer's employ. It is specifically understood that the consideration supportive of such latter execution by Employee will be the continued employment of Employee, it being specifically understood that the failure or refusal of Employee to execute such latter document would constitute Cause for termination by Employer of Employee's employment hereunder.

                 (c) The provisions of this Paragraph 7 shall survive the termination or expiration of this Agreement.

         8. RETURN OF CONFIDENTIAL INFORMATION. The Employee shall make full disclosure to Employer of all Confidential Property and Information, and shall do everything necessary or desirable to vest the absolute title of Confidential Property and Information in Employer. Upon the termination or expiration of this Agreement,

Employee shall return to Employer all Confidential Property and Information in the Employee's possession or control. The provisions of this Paragraph 9 shall survive the termination or expiration of this Agreement.

         9. ACCOUNTING FOR PROFITS. Employee covenants and agrees that if he shall violate any of his covenants or agreements under Paragraph 6, Employer shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration, or other benefits that Employee directly or indirectly has realized and/or may realize as a result of, growing out of, or in connection with, any such violation. These remedies shall be in addition to, and not in limitation of, any injunctive relief or other rights or remedies to which Employer is or may be entitled at law, in equity, or under this Agreement.

         10.     REASONABLENESS OR RESTRICTIONS.

                 (a) Employee has carefully read and considered the provisions of Paragraphs 5, 6, and 7, and, having done so, agrees that the restrictions set forth in these paragraphs, including, but not limited to, the time period of restriction and the geographical areas of restriction set forth in Paragraph 6, are fair and reasonable and are reasonably required for the protection of the interests of Employer and its officers, directors, and other employees.

                 (b) In the event that, notwithstanding the foregoing, any of the provisions of Paragraphs 5, 6, and 7 shall be held to be invalid or unenforceable, the remaining provisions thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein. In the event that any provision of Paragraph 6 relating to the time period and/or the areas of restriction shall be declared by arbitration to exceed the maximum time period or areas such court deems reasonable and enforceable, the time period and/or areas of restriction deemed reasonable and enforceable by the court shall become and thereafter be the maximum time period and/or areas.

         11. BURDEN AND BENEFIT. This Agreement shall be binding upon, and shall inure to the benefit of, Employer and Employee, and their respective heirs, personal and legal representatives, successors, and assigns.

         12. NON RELOCATION OF EMPLOYEE. Employer will not without Employees consent change the principal location at which Employee performs his duties as of the date of this Agreement.

         13. GOVERNING LAW. In view of the fact that the principal office of Employer is located in Arizona, it is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Arizona.

         14. ARBITRATION. Employer and Employee agree that all disputes under this contract will be subject to arbitration under the rules of the American Arbitration Association. Any such arbitration will be conducted by three arbitrators sitting in Phoenix, Arizona, with all costs, expenses and attorney's fees to be paid by the losing party. Any decision of the arbitrators shall be final and may be entered as a judgment in the Court of competent jurisdiction.

         15. SEVERABILITY. The provisions of this Agreement, including particularly but not solely, the provisions of Paragraphs 5, 6, and 7, shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

         16. NOTICE. Any notice required to be given shall be sufficient it if is in writing and sent by certified or registered mail, return receipt requested, first-class postage prepaid, to his residence in the case of Employee, which residence will be on file with Employer at all times, and to its principal office in Arizona in the case of Employer.

         17. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding by and between Employer and Employee with respect to the employment of Employee, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect. No change or modification of this Agreement shall be valid or binding unless it is in writing and signed by the intended to be bound. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of his Agreement at such time or at any other time.

         18. REMEDIES CUMULATIVE. Except as otherwise expressly provided herein, each of the rights and remedies of the parties set forth in this Agreement shall be cumulative with all other such rights and remedies, as well as with all rights and remedies of the parties otherwise available at law or in equity.

         19. WAIVER. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. To be effective, any waiver must be contained in a written instrument signed by the party waiving compliance by the other party of the term or covenant as specified. The waiver by either party of the breach of any term or covenant contained herein, whether by conduct or otherwise, in any one or more instances, shall not be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

         20. WARRANTIES. The Employee represents, warrants, covenants and agrees that he has a right to enter into this Agreement, that he is not a party to any agreement or understanding whether or not written which would prohibit or restrict his performance of his obligations under this Agreement and that he will not use in the performance of his obligations hereunder any proprietary information of any other party which he is legally prohibited from using.

         21. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon Employer, its successors and assigns, it being Specifically agreed and understood that in the event that Employer engages in a so-called "bulk sale" of its assets this Agreement may, at Employer's option, for all purposes, be deemed an asset of Employer.

         22. COUNTERPART. This Agreement may be signed in counterpart which when signed by all parties will constitute one Agreement.

                 IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement as of the date first written above.

ATTEST:                                    INFOPAK, INC.

                                           By:
-------------------------                     --------------------------------
                                              [An authorized representative]

WITNESS:


-------------------------                  -----------------------------------
                                           John Matlock


ATTEST:                                    DIMENSIONAL VISIONS GROUP, LTD.
                                           AS TO EXHIBIT "C" ONLY


                                           BY:
-------------------------                     -------------------------------
                                              George S. Smith,
                                              Chief Executive Officer

                                  EXHIBIT "A"


                               INFOPAK BONUS PLAN

         The InfoPak bonus pool exists as an incentive pool to encourage creativity and performance from all InfoPak employees. Further, the management of InfoPak have all agreed to a compensation package that enhances their earnings in conjunction with the success of InfoPak as a corporation. The plan is set up as follows:

         The bonus pool is set at 10% of the pre-tax profits. These funds will be distributed on a semi-annual basis, (in August and January) as described in the following paragraph.

         Fifty percent of the bonus plan is set aside for target management compensation and fifty percent for a general pool to be distributed to all employees, including management, based upon the decisions of the InfoPak compensation committee. The fifty percent to be allocated to management is limited to the amount necessary to bring management to a predetermined target salary outlined below. Once these levels are attained by all management, one hundred percent of the remaining bonus pool is set aside for all employees as described earlier. The distribution to management will occur at an equivalent rate of all management as follows:

==============================================================================================
 Name                         Base               Increase            Rate          Base +Bonus
                                                                                   Plan
==============================================================================================
 Sean Lee                     $100,000           $200,000             .597         $300,000
----------------------------------------------------------------------------------------------
 John Matlock                 $ 65,000           $ 35,000             .104         $100,000
----------------------------------------------------------------------------------------------
 Bruce Sandig                 $ 65,000           $ 35,000             .104         $100,000
----------------------------------------------------------------------------------------------
 Paul Damiani                 $ 50,000           $ 25,000             .075         $ 75,000
----------------------------------------------------------------------------------------------
 Roy Pringle                  $ 50,000           $ 25,000             .075         $ 75,000
----------------------------------------------------------------------------------------------
 Ronnie Matlock               $ 35,000           $ 15,000             .045         $ 50,000
==============================================================================================
 TOTAL                        $360,000           $350,000            1.00          $700,000
==============================================================================================

EXAMPLE:

         If in 1995, InfoPak had a pre-tax income of $2,500,000, the bonus pool would be $250,000. Of this, $125,000 would be set aside for the general fund and $125,000 would be set up for management compensation. Sean Lee would receive .63 of this or $78,750, John Matlock and Bruce Sandig would receive
 .115 or $14,375 each, and Roy Pringle and Paul Damiani would receive .07 or $8,750 each. As the net income was not sufficient to bring the management team to their target compensation for 1995, management will not reach their full target for 1995.

         On the other hand, if pre-tax income for 1995 was to be $7,000,000, the bonus pool would be $700,000, with $335,000 set aside for management and $365,000 for the general pool. All of management would receive their target income, and a greater than 50% portion of the pool would be set aside for the general pool.

                                 EXHIBIT "B"


[DV3D LOGO](TM)

                    EMPLOYEE/DIRECTOR/ASSOCIATE/CONSULTANT
                      CONFIDENTIAL INFORMATION AGREEMENT

        This Employee/Director/Associate/Consultant Confidential Information Agreement is entered into as of the #th day of MONTH, 199_ by and between NAME OF INDIVIDUAL (hereinafter called the "Employee/Director/Associate/Consultant-EDAC") and Dimensional Visions Group, Ltd., a corporation organized and existing under the laws of the State of Delaware, its subsidiaries, divisions and affiliated companies (being the principal employer(s) of Employee) (hereinafter called the "Employer/Company") and acting in this Agreement on its own behalf and on behalf of all of its subsidiaries, both direct and indirect, now or hereafter existing (hereinafter collectively called the "Employer/Company").

        In consideration of EDAC's employment/engagement/association by/with Employer/Company, and other good and valuable consideration to be received by EDAC from Employer/Company during the course of such employment/engagement/ association, EDAC agrees as follows:

        1. EDAC acknowledges that certain valuable confidential information (both technical and non-technical) which belongs to the Employer/Company and which the Employer/Company considers to be of considerable value and is held to be confidential and proprietary trade secrets which employer/company has a right to protect may be made available to the EDAC, or the EDAC already may have become acquainted with such confidential information by virtue of employment/engagement/association by/with the Employer/Company, or the EDAC may develop or may have developed such confidential information during the course of EDAC's employment/engagement/association by/with Employer/Company.

        2. EDAC shall not disclose or use at any time, either during or after termination of employment/engagement/association, except as required in EDAC's duties to the Employer/Company, said confidential information, whether or not developed by EDAC, unless EDAC shall first obtain written consent of an officer of Employer/Company or such confidential information has become general public knowledge by any means other than through the fault of EDAC. Confidential information shall include Employer/Company know-how, designs, formulas, processes, devices, machines, inventions, intellectual properties including software and hardware, research or development projects, plans for future development, materials of a business nature, including marketing concepts, and any other information relating to the Employer/Company not available to the public relating to the employer/company's business of three-dimensional imaging or such other business as employer/company may engage in the future.

        3. EDAC shall not publish or cause to be published any articles, oral presentations or materials related to the business activities of the Employer/Company without obtianing the written consent of the Employer/Company.

        4. EDAC agrees to disclose promptly to Employer/Company any and all inventions, discoveries, improvemnts and business or marketing concepts related to the business or activities of Employer/Company or related to the contemplated busines or activities of the Employer/Company, and which are conceived or made by EDAC, either alone or in conjunction with others, at any time or place during the period during the period EDAC is employed/engaged/ associated by/with Employer/Company.

            [DV3D LOGO](TM) Dimensional Visions Group, Ltd.
                            718 Arch Street - Suite 202N
                            Philadelphia, PA 19106
                            (215) 440-7791 - Fax: (215) 440-7797

        5. EDAC agrees to assign all of EDAC's interest in the inventions, discoveries, improvements and business or marketing concepts referred to in Paragraph 2 hereof, to Employer/Company or its nominee. Whenever requested to do so by Employer/Company, EDAC shall execute, at Employer/Company's expense, any and all applications, assignments or other documents with Employer/Company as Employer/Company shall determine necessary to apply for and obtain letters patent to protect the Employer/Company's interest in such inventions, discoveries and improvements. These obligations shall continue beyond termination of employment with respect to inventions, discoveries, improvements and business or marketing concepts conceived or made by EDAC during the period of employment. It is understood that if EDAC claims to have conceived any such inventions, discoveries, improvements and business or marketing concepts within a twelve (12) month period following termination of EDAC's employment/engagement/association, the burden of proving conception after such termination shall be on EDAC.

        6. Upon termination of employment/engagement/association, EDAC shall promptly deliver to Employer/Company all drawings, blueprints, manuals, letters, contracts, agreements, notes, notebooks, records, reports, memoranda, formulas and all other materials relating to the Employer/Company's business, including all copies thereof, which are in the possession or under the control of EDAC which is the property of the Company.

        7. Should EDAC violate the terms and undertakings of this Confidential Information Agreement, EDAC understands that employer/company may commence an action for damages and/or injunctive relief against EDAC in any court of competent jurisdiction and that it may seek not only actual damages sustained by reason of such violation but also incidental and exemplary (punitive) damages. EDAC further agrees not to use, directly or indirectly, the confidential information for EDAC's own purpose. For purposes of this Agreement, "EDAC" shall include any entity by whom EDAC is employed or acts as principle now or hereafter.

        8. This Agreement shall be construed under the laws of the Commonwealth of Pennsylvania without regard to conflict of law statue. The parties of this Agreement hereby agree to the in persona jursidiction of the Court of Common Pleas, Philadelphia County, Philadelphia, Pennsylvania or if such court shall not have proper jurisdiction then to the Federal District Court, Eastern District Pennsylvania.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above, signed, sealed and delivered in the presence of:




                               ------------------------------------------------
                               Name of Individual
                               [Employee/Director/Associate/Consultant]


                               DIMENSIONAL VISIONS GROUP, LTD. and its
                               subsidiaries, divisions and affiliated companies


                               By:
                                  ---------------------------------------------

                               Title:
                                     ------------------------------------------



          [DV3D LOGO](TM)  Dimensional Visions Group, Ltd.

                                 EXHIBIT "C"

       Employee shall receive 3,500 shares of Series P Convertible Preferred Stock of Dimensional Visions Group, Ltd., a Delaware corporation, with the terms and provisions as described in Schedule 2.1 of the Agreement and Plan of Merger By and Among InfoPak, Inc., Certain Shareholders of InfoPak, Inc., InfoPak Acquisition Co., and Dimensional Visions Group, Ltd., dated September 6, 1995 (the "Shares"). The Shares shall be subject to full and complete forfeiture if at any time for a two year period following the execution of this Employment Agreement, Employee violates Section 6, 7 or 8 of this Agreement and the Certificates representing the Shares shall have a legend to that effect contained thereon.

                             SCHEDULE 3.2(a)(vi)(D)

                              EMPLOYMENT AGREEMENT


         AGREEMENT made as of the _____ day of September, 1995, by and between Ronnie M. Matlock, an adult individual residing in the State of Arizona (hereinafter referred to as "Employee") and InfoPak, Inc., a Delaware corporation with an address at 8855 N. Black Canyon Highway, Suite 2000, Phoenix, Arizona 85021 (hereinafter referred to as "Employer").

                                   WITNESSETH

         WHEREAS, Employer desires to employ Employee in the capacity of Comptroller, or in any other position consistent with Employee's status;

WHEREAS, Employee desires to be employed by Employer in the aforesaid capacity; and

         WHEREAS, Employer and Employee desire to set forth in writing the terms and conditions of their agreements and understandings;

         NOW THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, agree as follows:

         1. TERM OF EMPLOYMENT. Employer shall employ Employee in the capacity set forth above. The employment shall commence on September ___, 1995, and terminate on September ___, 1998, unless sooner terminated in accordance with the provisions of Paragraph 5. After September ___, 1998, this Agreement and all its terms and provisions shall be automatically extended from month-to-month, unless sooner terminated in accordance with the provisions of this contract.

         2.      DUTIES OF EMPLOYEE.

                 (a) In accepting employment from Employer, Employee shall undertake the responsibility of performing for and on behalf of Employer whatever duties shall be assigned to Employee by Employer at any time and from time to time. It is further understood and agreed that any modification in, or expression of, Employee's duties shall not result in any modification in, or increase or decrease of, Employee's compensation as stated in paragraph 3, unless Employer specifically shall agree otherwise in a duly executed amendment of this Agreement.

                 (b) Employee covenants and agrees that at all times during the term of this Agreement, Employee shall devote her full-time efforts to her duties as an Employee of the Employer. Employee further covenants and agrees that she will not, directly or indirectly, engage or participate in any activities at any time during the term of this Agreement in conflict with the best interests of Employer.

         3. COMPENSATION. As compensation for the services to be rendered by Employee for Employer under this Agreement, Employee shall be paid the following annual salary, on a semi-monthly basis, during the term hereof:
$35,000.00. Employee shall also be entitled to participate in the Employer's Bonus Plan as set forth in Exhibit "A" attached hereto.

         4. ADDITIONAL BENEFITS. In addition to, and not in limitation of, the compensation referred to in paragraph 3, Employee shall receive the following additional benefits: such group health insurance as may be provided by Employer from time to time. Employee shall have the right to vacation, holidays and other paid leave days as permitted by the employee policy manual in effect upon the signing of this Agreement at InfoPak, Inc.

         5. TERMINATION BY EMPLOYER. Notwithstanding any other provision hereof, Employer may terminate Employee's employment under this Agreement at any time for cause. The termination shall be evidenced by written notice thereof to Employee, which shall specify the cause for termination. For purposes hereof, the term "Cause" shall include, without limitation, the inability of Employee, through sickness or other incapacity, to perform her duties under this Agreement for a period in excess of ninety (90) substantially consecutive days; dishonesty; theft; conviction of a felony; substance abuse; intoxication; unethical business conduct including disruption of Company's management of its business; and a material breach of this Agreement. The term "cause" shall also include the failure of Employee for any reason, within ten
(10) days after receipt by Employee of written notice thereof from Company, to correct, cease, or otherwise alter any insubordination, failure to comply with instructions, or other action or omission to act that in the opinion of Employer does or may materially or adversely affect its business or operations. This Agreement will terminate on the death of Employee.

         6. RESTRICTIVE COVENANT. Employee acknowledges that the services she is about to render are of a special and unusual character with a unique value to Employer, the loss of which cannot be adequately compensated by damages in an action at law. In view of the unique value to Employer of the services of Employee, for which Employer has contracted hereunder because of the confidential information to be obtained by or disclosed to Employee, as set forth herein, and as a material inducement to Employer to enter into this Agreement and to pay Employee the compensation stated in Paragraph 3, Employee covenants and agrees as follows:

         During the term of the Employee's employment with Employer, and for a period of two (2) years following the termination of such employment, for any reason whatsoever, the Employee shall not, directly or indirectly:

                 (a) Solicit or divert any clients ("Clients") served by Employer;

                 (b) Cause any Clients of Employer not to do business with Employer;

                 (c) Solicit any Clients which are known by the Employee to have been contacted or solicited, in any way, by Employer;

                 (d) Induce or attempt to influence any employee of Employer or independent contractor doing business with Employer to terminate such employee's or independent contractor relationship with Employer;

                 (e) Become employed with or engaged in (as a principal, partner, director, officer, agent, employee, independent contractor, consultant or otherwise) or be financially interested in any business which is the same or similar to the business carried on by Employer or being planned by Employer at the time of the termination of the Employee's employment with Employer; provided, however, this restriction shall only be operative if such business does business with Clients of Employer or if such business does business within a fifty (50) mile radius of any geographic area where Employer is actually engaged in business or maintains sales or service representatives or employees.

                 (f)  Contact or be employed by any Clients of Employer.

                 (g) The provisions of this Paragraph 7 shall survive the termination or expiration of this Agreement.

         7.      TRADE SECRETS.

                 (a) Employee acknowledges that her employment by Employer will enable her to obtain confidential information concerning Employer, its subsidiaries and affiliates, and information about trade secrets which are the proprietary property of Employer, including but not limited to the following: research, experiments, inventions, discoveries and improvements conceived, developed or worked on by Employer or developed by the Employee for or on behalf of Employer, or otherwise, whether or not related to Company's business as it now exists; data and information about costs, profits, markets, sales, key personnel, pricing policies; technical, scientific, patent and proprietary information and/or processes; operational methods and other business affairs and methods, including plans for future developments (all of which is hereinafter collectively referred to as "Confidential Property and Information"). Confidential Property and Information is, and shall remain, the sole and confidential property of Employer. Employee agrees that she shall not use for herself or divulge any of the Confidential Information to anyone outside of Employer except in the normal course of the conduct of Employer's business and then only with the prior written consent of Employer's Board of Directors.

                 (b) As a condition to the employment of Employee, Employee further agrees to execute Employer's standard EDAC Agreement attached hereto as Exhibit "B" and such other Confidentiality Agreement as may, during the term of Employee's employment, be required by Employer of all executives in Employer's employ. It is specifically understood that the consideration supportive of such latter execution by Employee will be the continued employment of Employee, it being specifically understood that the failure or refusal of Employee to execute such latter document would constitute Cause for termination by Employer of Employee's employment hereunder.

                 (c) The provisions of this Paragraph 7 shall survive the termination or expiration of this Agreement.

         8. RETURN OF CONFIDENTIAL INFORMATION. The Employee shall make full disclosure to Employer of all Confidential Property and Information, and shall do everything necessary or desirable to vest the absolute title of Confidential Property and Information in Employer. Upon the termination or expiration of this Agreement, Employee shall return to Employer all Confidential Property and Information in the Employee's possession or control. The provisions of this Paragraph 9 shall survive the termination or expiration of this Agreement.

         9. ACCOUNTING FOR PROFITS. Employee covenants and agrees that if she shall violate any of her covenants or agreements under Paragraph 6, Employer shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration, or other benefits that Employee directly or indirectly has realized and/or may realize as a result of, growing out of, or in connection with, any such violation. These remedies shall be in addition to, and not in limitation of, any injunctive relief or other rights or remedies to which Employer is or may be entitled at law, in equity, or under this Agreement.

         10.     REASONABLENESS OR RESTRICTIONS.

                 (a) Employee has carefully read and considered the provisions of Paragraphs 5, 6, and 7, and, having done so, agrees that the restrictions set forth in these paragraphs, including, but not limited to, the time period of restriction and the geographical areas of restriction set forth in Paragraph 6, are fair and reasonable and are reasonably required for the protection of the interests of Employer and its officers, directors, and other employees.

                 (b) In the event that, notwithstanding the foregoing, any of the provisions of Paragraphs 5, 6, and 7 shall be held to be invalid or unenforceable, the remaining provisions thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein. In the event that any provision of Paragraph 6 relating to the time period and/or the areas of restriction shall be declared by arbitration to exceed the maximum time period or areas such court deems reasonable and enforceable, the time period and/or areas of restriction deemed reasonable and enforceable by the court shall become and thereafter be the maximum time period and/or areas.

         11. BURDEN AND BENEFIT. This Agreement shall be binding upon, and shall inure to the benefit of, Employer and Employee, and their respective heirs, personal and legal representatives, successors, and assigns.

         12. NON RELOCATION OF EMPLOYEE. Employer will not without Employees consent change the principal location at which Employee performs his duties as of the date of this Agreement.

         13. GOVERNING LAW. In view of the fact that the principal office of Employer is located in Arizona, it is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Arizona.

         14. ARBITRATION. Employer and Employee agree that all disputes under this contract will be subject to arbitration under the rules of the American Arbitration Association. Any such arbitration will be conducted by three arbitrators sitting in Phoenix, Arizona, with all costs, expenses and attorney's fees to be paid by the losing party. Any decision of the arbitrators shall be final and may be entered as a judgment in the Court of competent jurisdiction.

         15. SEVERABILITY. The provisions of this Agreement, including particularly but not solely, the provisions of Paragraphs 5, 6, and 7, shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

         16. NOTICE. Any notice required to be given shall be sufficient it if is in writing and sent by certified or registered mail, return receipt requested, first-class postage prepaid, to her residence in the case of Employee, which residence will be on file with Employer at all times, and to its principal office in Arizona in the case of Employer.

         17. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding by and between Employer and Employee with respect to the employment of Employee, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect. No change or modification of this Agreement shall be valid or binding unless it is in writing and signed by the intended to be bound. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of her Agreement at such time or at any other time.

         18. REMEDIES CUMULATIVE. Except as otherwise expressly provided herein, each of the rights and remedies of the parties set forth in this Agreement shall be cumulative with all other such rights and remedies, as well as with all rights and remedies of the parties otherwise available at law or in equity.

         19. WAIVER. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. To be effective, any waiver must be contained in a written instrument signed by the party waiving compliance by the other party of the term or covenant as specified. The waiver by either party of the breach of any term or covenant contained herein, whether by conduct or otherwise, in any one or more instances, shall not be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

         20. WARRANTIES. The Employee represents, warrants, covenants and agrees that she has a right to enter into this Agreement, that she is not a party to any agreement or understanding whether or not written which would prohibit or restrict her performance of her obligations under this Agreement and that she will not use in the performance of her obligations hereunder any proprietary information of any other party which she is legally prohibited from using.

         21. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon Employer, its successors and assigns, it being Specifically agreed and understood that in the event that Employer engages in a so-called "bulk sale" of its assets this Agreement may, at Employer's option, for all purposes, be deemed an asset of Employer.

         22. COUNTERPART. This Agreement may be signed in counterpart which when signed by all parties will constitute one Agreement.

                 IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement as of the date first written above.

ATTEST:                                    INFOPAK, INC.

                                           By:
-------------------------                     --------------------------------
                                              [An authorized representative]

WITNESS:


-------------------------                  -----------------------------------
                                           Ronnie M. Matlock

                                  EXHIBIT "A"


                               INFOPAK BONUS PLAN

         The InfoPak bonus pool exists as an incentive pool to encourage creativity and performance from all InfoPak employees. Further, the management of InfoPak have all agreed to a compensation package that enhances their earnings in conjunction with the success of InfoPak as a corporation. The plan is set up as follows:

         The bonus pool is set at 10% of the pre-tax profits. These funds will be distributed on a semi-annual basis, (in August and January) as described in the following paragraph.

         Fifty percent of the bonus plan is set aside for target management compensation and fifty percent for a general pool to be distributed to all employees, including management, based upon the decisions of the InfoPak compensation committee. The fifty percent to be allocated to management is limited to the amount necessary to bring management to a predetermined target salary outlined below. Once these levels are attained by all management, one hundred percent of the remaining bonus pool is set aside for all employees as described earlier. The distribution to management will occur at an equivalent rate of all management as follows:

==============================================================================================
 Name                         Base               Increase            Rate          Base +Bonus
                                                                                   Plan
==============================================================================================
 Sean Lee                     $100,000           $200,000             .597         $300,000
----------------------------------------------------------------------------------------------
 John Matlock                 $ 65,000           $ 35,000             .104         $100,000
----------------------------------------------------------------------------------------------
 Bruce Sandig                 $ 65,000           $ 35,000             .104         $100,000
----------------------------------------------------------------------------------------------
 Paul Damiani                 $ 50,000           $ 25,000             .075         $ 75,000
----------------------------------------------------------------------------------------------
 Roy Pringle                  $ 50,000           $ 25,000             .075         $ 75,000
----------------------------------------------------------------------------------------------
 Ronnie Matlock               $ 35,000           $ 15,000             .045         $ 50,000
==============================================================================================
 TOTAL                        $360,000           $350,000            1.00          $700,000
==============================================================================================

EXAMPLE:

         If in 1995, InfoPak had a pre-tax income of $2,500,000, the bonus pool would be $250,000. Of this, $125,000 would be set aside for the general fund and $125,000 would be set up for management compensation. Sean Lee would receive .63 of this or $78,750, John Matlock and Bruce Sandig would receive
 .115 or $14,375 each, and Roy Pringle and Paul Damiani would receive .07 or $8,750 each. As the net income was not sufficient to bring the management team to their target compensation for 1995, management will not reach their full target for 1995.

         On the other hand, if pre-tax income for 1995 was to be $7,000,000, the bonus pool would be $700,000, with $335,000 set aside for management and $365,000 for the general pool. All of management would receive their target income, and a greater than 50% portion of the pool would be set aside for the general pool.

                                 EXHIBIT "B"


[DV3D LOGO](TM)

                    EMPLOYEE/DIRECTOR/ASSOCIATE/CONSULTANT
                      CONFIDENTIAL INFORMATION AGREEMENT

        This Employee/Director/Associate/Consultant Confidential Information Agreement is entered into as of the #th day of MONTH, 199_ by and between NAME OF INDIVIDUAL (hereinafter called the "Employee/Director/Associate/Consultant-EDAC") and Dimensional Visions Group, Ltd., a corporation organized and existing under the laws of the State of Delaware, its subsidiaries, divisions and affiliated companies (being the principal employer(s) of Employee) (hereinafter called the "Employer/Company") and acting in this Agreement on its own behalf and on behalf of all of its subsidiaries, both direct and indirect, now or hereafter existing (hereinafter collectively called the "Employer/Company").

        In consideration of EDAC's employment/engagement/association by/with Employer/Company, and other good and valuable consideration to be received by EDAC from Employer/Company during the course of such employment/engagement/ association, EDAC agrees as follows:

        1. EDAC acknowledges that certain valuable confidential information (both technical and non-technical) which belongs to the Employer/Company and which the Employer/Company considers to be of considerable value and is held to be confidential and proprietary trade secrets which employer/company has a right to protect may be made available to the EDAC, or the EDAC already may have become acquainted with such confidential information by virtue of employment/engagement/association by/with the Employer/Company, or the EDAC may develop or may have developed such confidential information during the course of EDAC's employment/engagement/association by/with Employer/Company.

        2. EDAC shall not disclose or use at any time, either during or after termination of employment/engagement/association, except as required in EDAC's duties to the Employer/Company, said confidential information, whether or not developed by EDAC, unless EDAC shall first obtain written consent of an officer of Employer/Company or such confidential information has become general public knowledge by any means other than through the fault of EDAC. Confidential information shall include Employer/Company know-how, designs, formulas, processes, devices, machines, inventions, intellectual properties including software and hardware, research or development projects, plans for future development, materials of a business nature, including marketing concepts, and any other information relating to the Employer/Company not available to the public relating to the employer/company's business of three-dimensional imaging or such other business as employer/company may engage in the future.

        3. EDAC shall not publish or cause to be published any articles, oral presentations or materials related to the business activities of the Employer/Company without obtianing the written consent of the Employer/Company.

        4. EDAC agrees to disclose promptly to Employer/Company any and all inventions, discoveries, improvemnts and business or marketing concepts related to the business or activities of Employer/Company or related to the contemplated busines or activities of the Employer/Company, and which are conceived or made by EDAC, either alone or in conjunction with others, at any time or place during the period during the period EDAC is employed/engaged/ associated by/with Employer/Company.

            [DV3D LOGO](TM) Dimensional Visions Group, Ltd.
                            718 Arch Street - Suite 202N
                            Philadelphia, PA 19106
                            (215) 440-7791 - Fax: (215) 440-7797

        5. EDAC agrees to assign all of EDAC's interest in the inventions, discoveries, improvements and business or marketing concepts referred to in Paragraph 2 hereof, to Employer/Company or its nominee. Whenever requested to do so by Employer/Company, EDAC shall execute, at Employer/Company's expense, any and all applications, assignments or other documents with Employer/Company as Employer/Company shall determine necessary to apply for and obtain letters patent to protect the Employer/Company's interest in such inventions, discoveries and improvements. These obligations shall continue beyond termination of employment with respect to inventions, discoveries, improvements and business or marketing concepts conceived or made by EDAC during the period of employment. It is understood that if EDAC claims to have conceived any such inventions, discoveries, improvements and business or marketing concepts within a twelve (12) month period following termination of EDAC's employment/engagement/association, the burden of proving conception after such termination shall be on EDAC.

        6. Upon termination of employment/engagement/association, EDAC shall promptly deliver to Employer/Company all drawings, blueprints, manuals, letters, contracts, agreements, notes, notebooks, records, reports, memoranda, formulas and all other materials relating to the Employer/Company's business, including all copies thereof, which are in the possession or under the control of EDAC which is the property of the Company.

        7. Should EDAC violate the terms and undertakings of this Confidential Information Agreement, EDAC understands that employer/company may commence an action for damages and/or injunctive relief against EDAC in any court of competent jurisdiction and that it may seek not only actual damages sustained by reason of such violation but also incidental and exemplary (punitive) damages. EDAC further agrees not to use, directly or indirectly, the confidential information for EDAC's own purpose. For purposes of this Agreement, "EDAC" shall include any entity by whom EDAC is employed or acts as principle now or hereafter.

        8. This Agreement shall be construed under the laws of the Commonwealth of Pennsylvania without regard to conflict of law statue. The parties of this Agreement hereby agree to the in persona jursidiction of the Court of Common Pleas, Philadelphia County, Philadelphia, Pennsylvania or if such court shall not have proper jurisdiction then to the Federal District Court, Eastern District Pennsylvania.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above, signed, sealed and delivered in the presence of:




                               ------------------------------------------------
                               Name of Individual
                               [Employee/Director/Associate/Consultant]


                               DIMENSIONAL VISIONS GROUP, LTD. and its
                               subsidiaries, divisions and affiliated companies


                               By:
                                  ---------------------------------------------

                               Title:
                                     ------------------------------------------



          [DV3D LOGO](TM)  Dimensional Visions Group, Ltd.

                             SCHEDULE 3.2(a)(vi)(E)

                              EMPLOYMENT AGREEMENT


         AGREEMENT made as of the _____ day of September, 1995, by and between Roy David Pringle, an adult individual residing in the State of Arizona (hereinafter referred to as "Employee") and InfoPak, Inc., a Delaware corporation with an address at 8855 N. Black Canyon Highway, Suite 2000, Phoenix, Arizona 85021 (hereinafter referred to as "Employer").

                                   WITNESSETH

         WHEREAS, Employer desires to employ Employee in the capacity of Vice President of Software Development, or in any other position consistent with Employee's status;

         WHEREAS, Employee desires to be employed by Employer in the aforesaid capacity; and

         WHEREAS, Employer and Employee desire to set forth in writing the terms and conditions of their agreements and understandings;

         NOW THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, agree as follows:

         1. TERM OF EMPLOYMENT. Employer shall employ Employee in the capacity set forth above. The employment shall commence on September ___, 1995, and terminate on September ___, 1998, unless sooner terminated in accordance with the provisions of Paragraph 5. After September ___, 1998, this Agreement and all its terms and provisions shall be automatically extended from month-to-month, unless sooner terminated in accordance with the provisions of this contract.

         2.      DUTIES OF EMPLOYEE.

                 (a) In accepting employment from Employer, Employee shall undertake the responsibility of performing for and on behalf of Employer whatever duties shall be assigned to Employee by Employer at any time and from time to time. It is further understood and agreed that any modification in, or expression of, Employee's duties shall not result in any modification in, or increase or decrease of, Employee's compensation as stated in paragraph 3, unless Employer specifically shall agree otherwise in a duly executed amendment of this Agreement.

                 (b) Employee covenants and agrees that at all times during the term of this Agreement, Employee shall devote his full-time efforts to his duties as an Employee of the Employer. Employee further covenants and agrees that he will not, directly or indirectly, engage or participate in any activities at any time during the term of this Agreement in conflict with the best interests of Employer.

         3. COMPENSATION. As compensation for the services to be rendered by Employee for Employer under this Agreement, Employee shall be paid the following annual salary, on a semi-monthly basis, during the term hereof:
$50,000.00. Employee shall also be entitled to participate in the Employer's Bonus Plan as set forth in Exhibit "A" attached hereto and receive a signing bonus of

Series P Convertible Preferred Shares of Dimensional Visions Group, Ltd. as set forth in Exhibit "C" attached hereto.

         4. ADDITIONAL BENEFITS. In addition to, and not in limitation of, the compensation referred to in paragraph 3, Employee shall receive the following additional benefits: such group health insurance as may be provided by Employer from time to time. Employee shall have the right to vacation, holidays and other paid leave days as permitted by the employee policy manual in effect upon the signing of this Agreement at InfoPak, Inc.

         5. TERMINATION BY EMPLOYER. Notwithstanding any other provision hereof, Employer may terminate Employee's employment under this Agreement at any time for cause. The termination shall be evidenced by written notice thereof to Employee, which shall specify the cause for termination. For purposes hereof, the term "Cause" shall include, without limitation, the inability of Employee, through sickness or other incapacity, to perform his duties under this Agreement for a period in excess of ninety (90) substantially consecutive days; dishonesty; theft; conviction of a felony; substance abuse; intoxication; unethical business conduct including disruption of Employer's management of its business; and a material breach of this Agreement. The term "cause" shall also include the failure of Employee for any reason, within ten
(10) days after receipt by Employee of written notice thereof from Employer, to correct, cease, or otherwise alter any insubordination, failure to comply with instructions, or other action or omission to act that in the opinion of Employer does or may materially or adversely affect its business or operations. This Agreement will terminate on the death of Employee.

         6. RESTRICTIVE COVENANT. Employee acknowledges that the services he is about to render are of a special and unusual character with a unique value to Employer, the loss of which cannot be adequately compensated by damages in an action at law. In view of the unique value to Employer of the services of Employee, for which Employer has contracted hereunder because of the confidential information to be obtained by or disclosed to Employee, as set forth herein, and as a material inducement to Employer to enter into this Agreement and to pay Employee the compensation stated in Paragraph 3, Employee covenants and agrees as follows:

         During the term of the Employee's employment with Employer, and for a period of two (2) years following the termination of such employment, for any reason whatsoever, the Employee shall not, directly or indirectly:

                 (a) Solicit or divert any clients ("Clients") served by Employer;

                 (b) Cause any Clients of Employer not to do business with Employer;

                 (c) Solicit any Clients which are known by the Employee to have been contacted or solicited, in any way, by Employer;

                 (d) Induce or attempt to influence any employee of Employer or independent contractor doing business with Employer to terminate such employee's or independent contractor relationship with Employer;

                 (e) Become employed with or engaged in (as a principal, partner, director, officer, agent, employee, independent contractor, consultant or otherwise) or be financially interested in any business which is the same or similar to the business carried on by Employer or being planned by Employer at the time of the termination of the Employee's employment with Employer; provided, however, this restriction shall only be operative if such business does business with Clients of Employer or if such business does business within a fifty (50) mile radius of any geographic area where Employer is actually engaged in business or maintains sales or service representatives or employees.

                 (f)  Contact or be employed by any Clients of Employer.

                 (g) The provisions of this Paragraph 7 shall survive the termination or expiration of this Agreement.

         7.      TRADE SECRETS.

                 (a) Employee acknowledges that his employment by Employer will enable him to obtain confidential information concerning Employer, its subsidiaries and affiliates, and information about trade secrets which are the proprietary property of Employer, including but not limited to the following: research, experiments, inventions, discoveries and improvements conceived, developed or worked on by Employer or developed by the Employee for or on behalf of Employer, or otherwise, whether or not related to Company's business as it now exists; data and information about costs, profits, markets, sales, key personnel, pricing policies; technical, scientific, patent and proprietary information and/or processes; operational methods and other business affairs and methods, including plans for future developments (all of which is hereinafter collectively referred to as "Confidential Property and Information"). Confidential Property and Information is, and shall remain, the sole and confidential property of Employer. Employee agrees that he shall not use for himself or divulge any of the Confidential Information to anyone outside of Employer except in the normal course of the conduct of Employer's business and then only with the prior written consent of Employer's Board of Directors.

                 (b) As a condition to the employment of Employee, Employee further agrees to execute Employer's standard EDAC Agreement attached hereto as Exhibit "B" and such other Confidentiality Agreement as may, during the term of Employee's employment, be required by Employer of all executives in Employer's employ. It is specifically understood that the consideration supportive of such latter execution by Employee will be the continued employment of Employee, it being specifically understood that the failure or refusal of Employee to execute such latter document would constitute Cause for termination by Employer of Employee's employment hereunder.

                 (c) The provisions of this Paragraph 7 shall survive the termination or expiration of this Agreement.

         8. RETURN OF CONFIDENTIAL INFORMATION. The Employee shall make full disclosure to Employer of all Confidential Property and Information, and shall do everything necessary or desirable to vest the absolute title of Confidential Property and Information in Employer. Upon the termination or expiration of this Agreement,

Employee shall return to Employer all Confidential Property and Information in the Employee's possession or control. The provisions of this Paragraph 9 shall survive the termination or expiration of this Agreement.

         9. ACCOUNTING FOR PROFITS. Employee covenants and agrees that if he shall violate any of his covenants or agreements under Paragraph 6, Employer shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration, or other benefits that Employee directly or indirectly has realized and/or may realize as a result of, growing out of, or in connection with, any such violation. These remedies shall be in addition to, and not in limitation of, any injunctive relief or other rights or remedies to which Employer is or may be entitled at law, in equity, or under this Agreement.

         10.     REASONABLENESS OR RESTRICTIONS.

                 (a) Employee has carefully read and considered the provisions of Paragraphs 5, 6, and 7, and, having done so, agrees that the restrictions set forth in these paragraphs, including, but not limited to, the time period of restriction and the geographical areas of restriction set forth in Paragraph 6, are fair and reasonable and are reasonably required for the protection of the interests of Employer and its officers, directors, and other employees.

                 (b) In the event that, notwithstanding the foregoing, any of the provisions of Paragraphs 5, 6, and 7 shall be held to be invalid or unenforceable, the remaining provisions thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein. In the event that any provision of Paragraph 6 relating to the time period and/or the areas of restriction shall be declared by arbitration to exceed the maximum time period or areas such court deems reasonable and enforceable, the time period and/or areas of restriction deemed reasonable and enforceable by the court shall become and thereafter be the maximum time period and/or areas.

         11. BURDEN AND BENEFIT. This Agreement shall be binding upon, and shall inure to the benefit of, Employer and Employee, and their respective heirs, personal and legal representatives, successors, and assigns.

         12. NON RELOCATION OF EMPLOYEE. Employer will not without Employees consent change the principal location at which Employee performs his duties as of the date of this Agreement.

         13. GOVERNING LAW. In view of the fact that the principal office of Employer is located in Arizona, it is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Arizona.

         14. ARBITRATION. Employer and Employee agree that all disputes under this contract will be subject to arbitration under the rules of the American Arbitration Association. Any such arbitration will be conducted by three arbitrators sitting in Phoenix, Arizona, with all costs, expenses and attorney's fees to be paid by the losing party. Any decision of the arbitrators shall be final and may be entered as a judgment in the Court of competent jurisdiction.

         15. SEVERABILITY. The provisions of this Agreement, including particularly but not solely, the provisions of Paragraphs 5, 6, and 7, shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

         16. NOTICE. Any notice required to be given shall be sufficient it if is in writing and sent by certified or registered mail, return receipt requested, first-class postage prepaid, to his residence in the case of Employee, which residence will be on file with Employer at all times, and to its principal office in Arizona in the case of Employer.

         17. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding by and between Employer and Employee with respect to the employment of Employee, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect. No change or modification of this Agreement shall be valid or binding unless it is in writing and signed by the intended to be bound. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of his Agreement at such time or at any other time.

         18. REMEDIES CUMULATIVE. Except as otherwise expressly provided herein, each of the rights and remedies of the parties set forth in this Agreement shall be cumulative with all other such rights and remedies, as well as with all rights and remedies of the parties otherwise available at law or in equity.

         19. WAIVER. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. To be effective, any waiver must be contained in a written instrument signed by the party waiving compliance by the other party of the term or covenant as specified. The waiver by either party of the breach of any term or covenant contained herein, whether by conduct or otherwise, in any one or more instances, shall not be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

         20. WARRANTIES. The Employee represents, warrants, covenants and agrees that he has a right to enter into this Agreement, that he is not a party to any agreement or understanding whether or not written which would prohibit or restrict his performance of his obligations under this Agreement and that he will not use in the performance of his obligations hereunder any proprietary information of any other party which he is legally prohibited from using.

         21. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon Employer, its successors and assigns, it being Specifically agreed and understood that in the event that Employer engages in a so-called "bulk sale" of its assets this Agreement may, at Employer's option, for all purposes, be deemed an asset of Employer.

         22. COUNTERPART. This Agreement may be signed in counterpart which when signed by all parties will constitute one Agreement.

                 IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement as of the date first written above.

ATTEST:                                    INFOPAK, INC.

                                           By:
-------------------------                     --------------------------------
                                              [An authorized representative]

WITNESS:


-------------------------                  -----------------------------------
                                           Roy David Pringle


ATTEST:                                    DIMENSIONAL VISIONS GROUP, LTD.
                                           AS TO EXHIBIT "C" ONLY


                                           BY:
-------------------------                     -------------------------------
                                                 George S. Smith,
                                                 Chief Executive Officer

                                  EXHIBIT "A"


                               INFOPAK BONUS PLAN

         The InfoPak bonus pool exists as an incentive pool to encourage creativity and performance from all InfoPak employees. Further, the management of InfoPak have all agreed to a compensation package that enhances their earnings in conjunction with the success of InfoPak as a corporation. The plan is set up as follows:

         The bonus pool is set at 10% of the pre-tax profits. These funds will be distributed on a semi-annual basis, (in August and January) as described in the following paragraph.

         Fifty percent of the bonus plan is set aside for target management compensation and fifty percent for a general pool to be distributed to all employees, including management, based upon the decisions of the InfoPak compensation committee. The fifty percent to be allocated to management is limited to the amount necessary to bring management to a predetermined target salary outlined below. Once these levels are attained by all management, one hundred percent of the remaining bonus pool is set aside for all employees as described earlier. The distribution to management will occur at an equivalent rate of all management as follows:

==============================================================================================
 Name                         Base               Increase            Rate          Base +Bonus
                                                                                   Plan
==============================================================================================
 Sean Lee                     $100,000           $200,000             .597         $300,000
----------------------------------------------------------------------------------------------
 John Matlock                 $ 65,000           $ 35,000             .104         $100,000
----------------------------------------------------------------------------------------------
 Bruce Sandig                 $ 65,000           $ 35,000             .104         $100,000
----------------------------------------------------------------------------------------------
 Paul Damiani                 $ 50,000           $ 25,000             .075         $ 75,000
----------------------------------------------------------------------------------------------
 Roy Pringle                  $ 50,000           $ 25,000             .075         $ 75,000
----------------------------------------------------------------------------------------------
 Ronnie Matlock               $ 35,000           $ 15,000             .045         $ 50,000
==============================================================================================
 TOTAL                        $330,000           $320,000            1.00          $650,000
==============================================================================================

EXAMPLE:

         If in 1995, InfoPak had a pre-tax income of $2,500,000, the bonus pool would be $250,000. Of this, $125,000 would be set aside for the general fund and $125,000 would be set up for management compensation. Sean Lee would receive .63 of this or $78,750, John Matlock and Bruce Sandig would receive
 .115 or $14,375 each, and Roy Pringle and Paul Damiani would receive .07 or $8,750 each. As the net income was not sufficient to bring the management team to their target compensation for 1995, management will not reach their full target for 1995.

         On the other hand, if pre-tax income for 1995 was to be $7,000,000, the bonus pool would be $700,000, with $335,000 set aside for management and $365,000 for the general pool. All of management would receive their target income, and a greater than 50% portion of the pool would be set aside for the general pool.

                                 EXHIBIT "B"


[DV3D LOGO](TM)

                    EMPLOYEE/DIRECTOR/ASSOCIATE/CONSULTANT
                      CONFIDENTIAL INFORMATION AGREEMENT

        This Employee/Director/Associate/Consultant Confidential Information Agreement is entered into as of the #th day of MONTH, 199_ by and between NAME OF INDIVIDUAL (hereinafter called the "Employee/Director/Associate/Consultant-EDAC") and Dimensional Visions Group, Ltd., a corporation organized and existing under the laws of the State of Delaware, its subsidiaries, divisions and affiliated companies (being the principal employer(s) of Employee) (hereinafter called the "Employer/Company") and acting in this Agreement on its own behalf and on behalf of all of its subsidiaries, both direct and indirect, now or hereafter existing (hereinafter collectively called the "Employer/Company").

        In consideration of EDAC's employment/engagement/association by/with Employer/Company, and other good and valuable consideration to be received by EDAC from Employer/Company during the course of such employment/engagement/ association, EDAC agrees as follows:

        1. EDAC acknowledges that certain valuable confidential information (both technical and non-technical) which belongs to the Employer/Company and which the Employer/Company considers to be of considerable value and is held to be confidential and proprietary trade secrets which employer/company has a right to protect may be made available to the EDAC, or the EDAC already may have become acquainted with such confidential information by virtue of employment/engagement/association by/with the Employer/Company, or the EDAC may develop or may have developed such confidential information during the course of EDAC's employment/engagement/association by/with Employer/Company.

        2. EDAC shall not disclose or use at any time, either during or after termination of employment/engagement/association, except as required in EDAC's duties to the Employer/Company, said confidential information, whether or not developed by EDAC, unless EDAC shall first obtain written consent of an officer of Employer/Company or such confidential information has become general public knowledge by any means other than through the fault of EDAC. Confidential information shall include Employer/Company know-how, designs, formulas, processes, devices, machines, inventions, intellectual properties including software and hardware, research or development projects, plans for future development, materials of a business nature, including marketing concepts, and any other information relating to the Employer/Company not available to the public relating to the employer/company's business of three-dimensional imaging or such other business as employer/company may engage in the future.

        3. EDAC shall not publish or cause to be published any articles, oral presentations or materials related to the business activities of the Employer/Company without obtianing the written consent of the Employer/Company.

        4. EDAC agrees to disclose promptly to Employer/Company any and all inventions, discoveries, improvemnts and business or marketing concepts related to the business or activities of Employer/Company or related to the contemplated busines or activities of the Employer/Company, and which are conceived or made by EDAC, either alone or in conjunction with others, at any time or place during the period during the period EDAC is employed/engaged/ associated by/with Employer/Company.

            [DV3D LOGO](TM) Dimensional Visions Group, Ltd.
                            718 Arch Street - Suite 202N
                            Philadelphia, PA 19106
                            (215) 440-7791 - Fax: (215) 440-7797

        5. EDAC agrees to assign all of EDAC's interest in the inventions, discoveries, improvements and business or marketing concepts referred to in Paragraph 2 hereof, to Employer/Company or its nominee. Whenever requested to do so by Employer/Company, EDAC shall execute, at Employer/Company's expense, any and all applications, assignments or other documents with Employer/Company as Employer/Company shall determine necessary to apply for and obtain letters patent to protect the Employer/Company's interest in such inventions, discoveries and improvements. These obligations shall continue beyond termination of employment with respect to inventions, discoveries, improvements and business or marketing concepts conceived or made by EDAC during the period of employment. It is understood that if EDAC claims to have conceived any such inventions, discoveries, improvements and business or marketing concepts within a twelve (12) month period following termination of EDAC's employment/engagement/association, the burden of proving conception after such termination shall be on EDAC.

        6. Upon termination of employment/engagement/association, EDAC shall promptly deliver to Employer/Company all drawings, blueprints, manuals, letters, contracts, agreements, notes, notebooks, records, reports, memoranda, formulas and all other materials relating to the Employer/Company's business, including all copies thereof, which are in the possession or under the control of EDAC which is the property of the Company.

        7. Should EDAC violate the terms and undertakings of this Confidential Information Agreement, EDAC understands that employer/company may commence an action for damages and/or injunctive relief against EDAC in any court of competent jurisdiction and that it may seek not only actual damages sustained by reason of such violation but also incidental and exemplary (punitive) damages. EDAC further agrees not to use, directly or indirectly, the confidential information for EDAC's own purpose. For purposes of this Agreement, "EDAC" shall include any entity by whom EDAC is employed or acts as principle now or hereafter.

        8. This Agreement shall be construed under the laws of the Commonwealth of Pennsylvania without regard to conflict of law statue. The parties of this Agreement hereby agree to the in persona jursidiction of the Court of Common Pleas, Philadelphia County, Philadelphia, Pennsylvania or if such court shall not have proper jurisdiction then to the Federal District Court, Eastern District Pennsylvania.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above, signed, sealed and delivered in the presence of:




                               ------------------------------------------------
                               Name of Individual
                               [Employee/Director/Associate/Consultant]


                               DIMENSIONAL VISIONS GROUP, LTD. and its
                               subsidiaries, divisions and affiliated companies


                               By:
                                  ---------------------------------------------

                               Title:
                                     ------------------------------------------



          [DV3D LOGO](TM)  Dimensional Visions Group, Ltd.

                                  EXHIBIT "C"

         Employee shall receive 500 shares of Series P Convertible Preferred Stock of Dimensional Visions Group, Ltd., a Delaware corporation, with the terms and provisions as described in Schedule 2.1 of the Agreement and Plan of Merger By and Among InfoPak, Inc., Certain Shareholders of InfoPak, Inc., InfoPak Acquisition Co., and Dimensional Visions Group, Ltd., dated September 6, 1995 (the "Shares"). The Shares shall be subject to full and complete forfeiture if at any time for a two year period following the execution of this Employment Agreement, Employee violates Section 6, 7 or 8 of this Agreement and the Certificates representing the Shares shall have a legend to that effect contained thereon.

                             SCHEDULE 3.2(a)(vi)(F)

                              EMPLOYMENT AGREEMENT

         AGREEMENT made as of the _____ day of September, 1995, by and between Paul Damiani, an adult individual residing in the State of Arizona (hereinafter referred to as "Employee") and InfoPak, Inc., a Delaware corporation with an address at 8855 N. Black Canyon Highway, Suite 2000, Phoenix, Arizona 85021 (hereinafter referred to as "Employer").

                                   WITNESSETH

         WHEREAS, Employer desires to employ Employee in the capacity of Vice President of Operations and Logistics, or in any other position consistent with Employee's status;

         WHEREAS, Employee desires to be employed by Employer in the aforesaid capacity; and

         WHEREAS, Employer and Employee desire to set forth in writing the terms and conditions of their agreements and understandings;

         NOW THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, agree as follows:

         1. TERM OF EMPLOYMENT. Employer shall employ Employee in the capacity set forth above. The employment shall commence on September ___, 1995, and terminate on September ___, 1998, unless sooner terminated in accordance with the provisions of Paragraph 5. After September ___, 1998, this Agreement and all its terms and provisions shall be automatically extended from month-to-month, unless sooner terminated in accordance with the provisions of this contract.

         2.      DUTIES OF EMPLOYEE.

                 (a) In accepting employment from Employer, Employee shall undertake the responsibility of performing for and on behalf of Employer whatever duties shall be assigned to Employee by Employer at any time and from time to time. It is further understood and agreed that any modification in, or expression of, Employee's duties shall not result in any modification in, or increase or decrease of, Employee's compensation as stated in paragraph 3, unless Employer specifically shall agree otherwise in a duly executed amendment of this Agreement.

                 (b) Employee covenants and agrees that at all times during the term of this Agreement, Employee shall devote his full-time efforts to his duties as an Employee of the Employer. Employee further covenants and agrees that he will not, directly or indirectly, engage or participate in any activities at any time during the term of this Agreement in conflict with the best interests of Employer.

         3. COMPENSATION. As compensation for the services to be rendered by Employee for Employer under this Agreement, Employee shall be paid the following annual salary, on a semi-monthly basis, during the term hereof:
$50,000.00. Employee shall also be entitled to participate in the Employer's Bonus Plan as set forth in Exhibit "A" attached hereto and receive a signing bonus of

Series P Convertible Preferred Shares of Dimensional Visions Group, Ltd. as set forth in Exhibit "C" attached hereto.

         4. ADDITIONAL BENEFITS. In addition to, and not in limitation of, the compensation referred to in paragraph 3, Employee shall receive the following additional benefits: such group health insurance as may be provided by Employer from time to time. Employee shall have the right to vacation, holidays and other paid leave days as permitted by the employee policy manual in effect upon the signing of this Agreement at InfoPak, Inc.

         5. TERMINATION BY EMPLOYER. Notwithstanding any other provision hereof, Employer may terminate Employee's employment under this Agreement at any time for cause. The termination shall be evidenced by written notice thereof to Employee, which shall specify the cause for termination. For purposes hereof, the term "Cause" shall include, without limitation, the inability of Employee, through sickness or other incapacity, to perform his duties under this Agreement for a period in excess of ninety (90) substantially consecutive days; dishonesty; theft; conviction of a felony; substance abuse; intoxication; unethical business conduct including disruption of Employer's management of its business; and a material breach of this Agreement. The term "cause" shall also include the failure of Employee for any reason, within ten
(10) days after receipt by Employee of written notice thereof from Employer, to correct, cease, or otherwise alter any insubordination, failure to comply with instructions, or other action or omission to act that in the opinion of Employer does or may materially or adversely affect its business or operations. This Agreement will terminate on the death of Employee.

         6. RESTRICTIVE COVENANT. Employee acknowledges that the services he is about to render are of a special and unusual character with a unique value to Employer, the loss of which cannot be adequately compensated by damages in an action at law. In view of the unique value to Employer of the services of Employee, for which Employer has contracted hereunder because of the confidential information to be obtained by or disclosed to Employee, as set forth herein, and as a material inducement to Employer to enter into this Agreement and to pay Employee the compensation stated in Paragraph 3, Employee covenants and agrees as follows:

         During the term of the Employee's employment with Employer, and for a period of two (2) years following the termination of such employment, for any reason whatsoever, the Employee shall not, directly or indirectly:

                 (a) Solicit or divert any clients ("Clients") served by Employer;

                 (b) Cause any Clients of Employer not to do business with Employer;

                 (c) Solicit any Clients which are known by the Employee to have been contacted or solicited, in any way, by Employer;

                 (d) Induce or attempt to influence any employee of Employer or independent contractor doing business with Employer to terminate such employee's or independent contractor relationship with Employer;

                 (e) Become employed with or engaged in (as a principal, partner, director, officer, agent, employee, independent contractor, consultant or otherwise) or be financially interested in any business which is the same or similar to the business carried on by Employer or being planned by Employer at the time of the termination of the Employee's employment with Employer; provided, however, this restriction shall only be operative if such business does business with Clients of Employer or if such business does business within a fifty (50) mile radius of any geographic area where Employer is actually engaged in business or maintains sales or service representatives or employees.

                 (f)  Contact or be employed by any Clients of Employer.

                 (g) The provisions of this Paragraph 7 shall survive the termination or expiration of this Agreement.

         7.      TRADE SECRETS.

                 (a) Employee acknowledges that his employment by Employer will enable him to obtain confidential information concerning Employer, its subsidiaries and affiliates, and information about trade secrets which are the proprietary property of Employer, including but not limited to the following: research, experiments, inventions, discoveries and improvements conceived, developed or worked on by Employer or developed by the Employee for or on behalf of Employer, or otherwise, whether or not related to Company's business as it now exists; data and information about costs, profits, markets, sales, key personnel, pricing policies; technical, scientific, patent and proprietary information and/or processes; operational methods and other business affairs and methods, including plans for future developments (all of which is hereinafter collectively referred to as "Confidential Property and Information"). Confidential Property and Information is, and shall remain, the sole and confidential property of Employer. Employee agrees that he shall not use for himself or divulge any of the Confidential Information to anyone outside of Employer except in the normal course of the conduct of Employer's business and then only with the prior written consent of Employer's Board of Directors.

                 (b) As a condition to the employment of Employee, Employee further agrees to execute Employer's standard EDAC Agreement attached hereto as Exhibit "B" and such other Confidentiality Agreement as may, during the term of Employee's employment, be required by Employer of all executives in Employer's employ. It is specifically understood that the consideration supportive of such latter execution by Employee will be the continued employment of Employee, it being specifically understood that the failure or refusal of Employee to execute such latter document would constitute Cause for termination by Employer of Employee's employment hereunder.

                 (c) The provisions of this Paragraph 7 shall survive the termination or expiration of this Agreement.

         8. RETURN OF CONFIDENTIAL INFORMATION. The Employee shall make full disclosure to Employer of all Confidential Property and Information, and shall do everything necessary or desirable to vest the absolute title of Confidential Property and Information in Employer. Upon the termination or expiration of this Agreement,

Employee shall return to Employer all Confidential Property and Information in the Employee's possession or control. The provisions of this Paragraph 9 shall survive the termination or expiration of this Agreement.

         9. ACCOUNTING FOR PROFITS. Employee covenants and agrees that if he shall violate any of his covenants or agreements under Paragraph 6, Employer shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration, or other benefits that Employee directly or indirectly has realized and/or may realize as a result of, growing out of, or in connection with, any such violation. These remedies shall be in addition to, and not in limitation of, any injunctive relief or other rights or remedies to which Employer is or may be entitled at law, in equity, or under this Agreement.

         10.     REASONABLENESS OR RESTRICTIONS.

                 (a) Employee has carefully read and considered the provisions of Paragraphs 5, 6, and 7, and, having done so, agrees that the restrictions set forth in these paragraphs, including, but not limited to, the time period of restriction and the geographical areas of restriction set forth in Paragraph 6, are fair and reasonable and are reasonably required for the protection of the interests of Employer and its officers, directors, and other employees.

                 (b) In the event that, notwithstanding the foregoing, any of the provisions of Paragraphs 5, 6, and 7 shall be held to be invalid or unenforceable, the remaining provisions thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein. In the event that any provision of Paragraph 6 relating to the time period and/or the areas of restriction shall be declared by arbitration to exceed the maximum time period or areas such court deems reasonable and enforceable, the time period and/or areas of restriction deemed reasonable and enforceable by the court shall become and thereafter be the maximum time period and/or areas.

         11. BURDEN AND BENEFIT. This Agreement shall be binding upon, and shall inure to the benefit of, Employer and Employee, and their respective heirs, personal and legal representatives, successors, and assigns.

         12. NON RELOCATION OF EMPLOYEE. Employer will not without Employees consent change the principal location at which Employee performs his duties as of the date of this Agreement.

         13. GOVERNING LAW. In view of the fact that the principal office of Employer is located in Arizona, it is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Arizona.

         14. ARBITRATION. Employer and Employee agree that all disputes under this contract will be subject to arbitration under the rules of the American Arbitration Association. Any such arbitration will be conducted by three arbitrators sitting in Phoenix, Arizona, with all costs, expenses and attorney's fees to be paid by the losing party. Any decision of the arbitrators shall be final and may be entered as a judgment in the Court of competent jurisdiction.

         15. SEVERABILITY. The provisions of this Agreement, including particularly but not solely, the provisions of Paragraphs 5, 6, and 7, shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

         16. NOTICE. Any notice required to be given shall be sufficient it if is in writing and sent by certified or registered mail, return receipt requested, first-class postage prepaid, to his residence in the case of Employee, which residence will be on file with Employer at all times, and to its principal office in Arizona in the case of Employer.

         17. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding by and between Employer and Employee with respect to the employment of Employee, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect. No change or modification of this Agreement shall be valid or binding unless it is in writing and signed by the intended to be bound. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of his Agreement at such time or at any other time.

         18. REMEDIES CUMULATIVE. Except as otherwise expressly provided herein, each of the rights and remedies of the parties set forth in this Agreement shall be cumulative with all other such rights and remedies, as well as with all rights and remedies of the parties otherwise available at law or in equity.

         19. WAIVER. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. To be effective, any waiver must be contained in a written instrument signed by the party waiving compliance by the other party of the term or covenant as specified. The waiver by either party of the breach of any term or covenant contained herein, whether by conduct or otherwise, in any one or more instances, shall not be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

         20. WARRANTIES. The Employee represents, warrants, covenants and agrees that he has a right to enter into this Agreement, that he is not a party to any agreement or understanding whether or not written which would prohibit or restrict his performance of his obligations under this Agreement and that he will not use in the performance of his obligations hereunder any proprietary information of any other party which he is legally prohibited from using.

         21. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon Employer, its successors and assigns, it being Specifically agreed and understood that in the event that Employer engages in a so-called "bulk sale" of its assets this Agreement may, at Employer's option, for all purposes, be deemed an asset of Employer.

         22. COUNTERPART. This Agreement may be signed in counterpart which when signed by all parties will constitute one Agreement.

                 IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement as of the date first written above.

ATTEST:                                    INFOPAK, INC.

                                           By:
-------------------------                     --------------------------------
                                              [An authorized representative]

WITNESS:


-------------------------                  -----------------------------------
                                           Paul Damiani


ATTEST:                                    DIMENSIONAL VISIONS GROUP, LTD.
                                           AS TO EXHIBIT "C" ONLY


                                           By:
-------------------------                     --------------------------------
                                                 George S. Smith,
                                                 Chief Executive Officer

                                  EXHIBIT "A"


                               INFOPAK BONUS PLAN

         The InfoPak bonus pool exists as an incentive pool to encourage creativity and performance from all InfoPak employees. Further, the management of InfoPak have all agreed to a compensation package that enhances their earnings in conjunction with the success of InfoPak as a corporation. The plan is set up as follows:

         The bonus pool is set at 10% of the pre-tax profits. These funds will be distributed on a semi-annual basis, (in August and January) as described in the following paragraph.

         Fifty percent of the bonus plan is set aside for target management compensation and fifty percent for a general pool to be distributed to all employees, including management, based upon the decisions of the InfoPak compensation committee. The fifty percent to be allocated to management is limited to the amount necessary to bring management to a predetermined target salary outlined below. Once these levels are attained by all management, one hundred percent of the remaining bonus pool is set aside for all employees as described earlier. The distribution to management will occur at an equivalent rate of all management as follows:

==============================================================================================
 Name                         Base               Increase            Rate          Base +Bonus
                                                                                   Plan
==============================================================================================
 Sean Lee                     $100,000           $200,000             .597         $300,000
----------------------------------------------------------------------------------------------
 John Matlock                 $ 65,000           $ 35,000             .104         $100,000
----------------------------------------------------------------------------------------------
 Bruce Sandig                 $ 65,000           $ 35,000             .104         $100,000
----------------------------------------------------------------------------------------------
 Paul Damiani                 $ 50,000           $ 25,000             .075         $ 75,000
----------------------------------------------------------------------------------------------
 Roy Pringle                  $ 50,000           $ 25,000             .075         $ 75,000
----------------------------------------------------------------------------------------------
 Ronnie Matlock               $ 35,000           $ 15,000             .045         $ 50,000
==============================================================================================
 TOTAL                        $360,000           $350,000            1.00          $700,000
==============================================================================================

EXAMPLE:

         If in 1995, InfoPak had a pre-tax income of $2,500,000, the bonus pool would be $250,000. Of this, $125,000 would be set aside for the general fund and $125,000 would be set up for management compensation. Sean Lee would receive .63 of this or $78,750, John Matlock and Bruce Sandig would receive
 .115 or $14,375 each, and Roy Pringle and Paul Damiani would receive .07 or $8,750 each. As the net income was not sufficient to bring the management team to their target compensation for 1995, management will not reach their full target for 1995.

         On the other hand, if pre-tax income for 1995 was to be $7,000,000, the bonus pool would be $700,000, with $335,000 set aside for management and $365,000 for the general pool. All of management would receive their target income, and a greater than 50% portion of the pool would be set aside for the general pool.

                                 EXHIBIT "B"


[DV3D LOGO](TM)

                    EMPLOYEE/DIRECTOR/ASSOCIATE/CONSULTANT
                      CONFIDENTIAL INFORMATION AGREEMENT

        This Employee/Director/Associate/Consultant Confidential Information Agreement is entered into as of the #th day of MONTH, 199_ by and between NAME OF INDIVIDUAL (hereinafter called the "Employee/Director/Associate/Consultant-EDAC") and Dimensional Visions Group, Ltd., a corporation organized and existing under the laws of the State of Delaware, its subsidiaries, divisions and affiliated companies (being the principal employer(s) of Employee) (hereinafter called the "Employer/Company") and acting in this Agreement on its own behalf and on behalf of all of its subsidiaries, both direct and indirect, now or hereafter existing (hereinafter collectively called the "Employer/Company").

        In consideration of EDAC's employment/engagement/association by/with Employer/Company, and other good and valuable consideration to be received by EDAC from Employer/Company during the course of such employment/engagement/ association, EDAC agrees as follows:

        1. EDAC acknowledges that certain valuable confidential information (both technical and non-technical) which belongs to the Employer/Company and which the Employer/Company considers to be of considerable value and is held to be confidential and proprietary trade secrets which employer/company has a right to protect may be made available to the EDAC, or the EDAC already may have become acquainted with such confidential information by virtue of employment/engagement/association by/with the Employer/Company, or the EDAC may develop or may have developed such confidential information during the course of EDAC's employment/engagement/association by/with Employer/Company.

        2. EDAC shall not disclose or use at any time, either during or after termination of employment/engagement/association, except as required in EDAC's duties to the Employer/Company, said confidential information, whether or not developed by EDAC, unless EDAC shall first obtain written consent of an officer of Employer/Company or such confidential information has become general public knowledge by any means other than through the fault of EDAC. Confidential information shall include Employer/Company know-how, designs, formulas, processes, devices, machines, inventions, intellectual properties including software and hardware, research or development projects, plans for future development, materials of a business nature, including marketing concepts, and any other information relating to the Employer/Company not available to the public relating to the employer/company's business of three-dimensional imaging or such other business as employer/company may engage in the future.

        3. EDAC shall not publish or cause to be published any articles, oral presentations or materials related to the business activities of the Employer/Company without obtianing the written consent of the Employer/Company.

        4. EDAC agrees to disclose promptly to Employer/Company any and all inventions, discoveries, improvemnts and business or marketing concepts related to the business or activities of Employer/Company or related to the contemplated busines or activities of the Employer/Company, and which are conceived or made by EDAC, either alone or in conjunction with others, at any time or place during the period during the period EDAC is employed/engaged/ associated by/with Employer/Company.

            [DV3D LOGO](TM) Dimensional Visions Group, Ltd.
                            718 Arch Street - Suite 202N
                            Philadelphia, PA 19106
                            (215) 440-7791 - Fax: (215) 440-7797

        5. EDAC agrees to assign all of EDAC's interest in the inventions, discoveries, improvements and business or marketing concepts referred to in Paragraph 2 hereof, to Employer/Company or its nominee. Whenever requested to do so by Employer/Company, EDAC shall execute, at Employer/Company's expense, any and all applications, assignments or other documents with Employer/Company as Employer/Company shall determine necessary to apply for and obtain letters patent to protect the Employer/Company's interest in such inventions, discoveries and improvements. These obligations shall continue beyond termination of employment with respect to inventions, discoveries, improvements and business or marketing concepts conceived or made by EDAC during the period of employment. It is understood that if EDAC claims to have conceived any such inventions, discoveries, improvements and business or marketing concepts within a twelve (12) month period following termination of EDAC's employment/engagement/association, the burden of proving conception after such termination shall be on EDAC.

        6. Upon termination of employment/engagement/association, EDAC shall promptly deliver to Employer/Company all drawings, blueprints, manuals, letters, contracts, agreements, notes, notebooks, records, reports, memoranda, formulas and all other materials relating to the Employer/Company's business, including all copies thereof, which are in the possession or under the control of EDAC which is the property of the Company.

        7. Should EDAC violate the terms and undertakings of this Confidential Information Agreement, EDAC understands that employer/company may commence an action for damages and/or injunctive relief against EDAC in any court of competent jurisdiction and that it may seek not only actual damages sustained by reason of such violation but also incidental and exemplary (punitive) damages. EDAC further agrees not to use, directly or indirectly, the confidential information for EDAC's own purpose. For purposes of this Agreement, "EDAC" shall include any entity by whom EDAC is employed or acts as principle now or hereafter.

        8. This Agreement shall be construed under the laws of the Commonwealth of Pennsylvania without regard to conflict of law statue. The parties of this Agreement hereby agree to the in persona jursidiction of the Court of Common Pleas, Philadelphia County, Philadelphia, Pennsylvania or if such court shall not have proper jurisdiction then to the Federal District Court, Eastern District Pennsylvania.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above, signed, sealed and delivered in the presence of:




                               ------------------------------------------------
                               Name of Individual
                               [Employee/Director/Associate/Consultant]


                               DIMENSIONAL VISIONS GROUP, LTD. and its
                               subsidiaries, divisions and affiliated companies


                               By:
                                  ---------------------------------------------

                               Title:
                                     ------------------------------------------



          [DV3D LOGO](TM)  Dimensional Visions Group, Ltd.

                                  EXHIBIT "C"

         Employee shall receive 500 shares of Series P Convertible Preferred Stock of Dimensional Visions Group, Ltd., a Delaware corporation, with the terms and provisions as described in Schedule 2.1 of the Agreement and Plan of Merger By and Among InfoPak, Inc., Certain Shareholders of InfoPak, Inc., InfoPak Acquisition Co., and Dimensional Visions Group, Ltd., dated September 6, 1995 (the "Shares"). The Shares shall be subject to full and complete forfeiture if at any time for a two year period following the execution of this Employment Agreement, Employee violates Section 6, 7 or 8 of this Agreement and the Certificates representing the Shares shall have a legend to that effect contained thereon.

                            Schedule 3.2(a)(vi)(G)


                             CONSULTING AGREEMENT



        THIS AGREEMENT is made this ______ day of September, 1995, by and among InfoPak, Inc., an Arizona corporation, ("InfoPak") and Timothy Wright ("Wright").

                                   RECITALS:

        A. Wright is a founder and director of InfoPak, Inc., an Arizona corporation engaged in the business of manufacturing and marketing hardware and software information and recordable microchip and audio playback systems and products and programs (the "Business").

        B. InfoPak Acquisition Co., a wholly owned subsidiary of Dimensional Visions Group, Ltd., a Delaware corporation ("DVG"), desires to merge with and into InfoPak as discussed in that certain Agreement and Plan of Merger dated September 6, 1995 (the "Merger").

        C. Wright is willing to perform certain services for InfoPak after the Merger for a period of two years.

        NOW THEREFORE, in consideration of the promises and payments hereinafter set forth, the parties hereto agree as follows:

        1. Consulting Period and Duties. Wright shall serve and InfoPak agrees to retain Wright as a consultant to assist with product ideas and enhancements for products of InfoPak from September ____, 1995 to September ____, 1997 (such period being hereinafter referred to as the "Consulting Period") on a part-time basis as his services may from time to time be requested by the management of InfoPak. Any requests for services shall be subject, however, to the following conditions:

             a. Such services as shall be required of and performed by Wright during the consulting Period shall be performed by him at his reasonable convenience and at such place or places as he may from time to time elect in recognition of the type of service and advice to be provided by him.

             b. During the Consulting Period, Wright shall not be required to or expected to devote more than a reasonable amount of time to the services of InfoPak, which shall not exceed ten hours per month, which time may vary from day to day or week to week, it being understood that although Wright has agreed to devote a reasonable amount of time to InfoPak, Wright shall be free to devote most of his time and energy to businesses and other activities of his own choosing.

        2. Payment for Consulting Services. In consideration for Wright's agreement to provide consulting services, InfoPak shall pay Wright 2,500 shares of Series P Preferred Stock of DVG with the same rights and privileges as that received by shareholders of InfoPak in the Merger (the "Shares"). Notwithstanding any language to the contrary contained herein, the Shares shall be forfeited in full should Wright fail to perform the services described in
Section 2 or materially breach this Agreement.

        3. Relationship Between Parties and Others. Wright has been retained by InfoPak only for the purposes and to the extent set forth in this Agreement and Wright's relationship to InfoPak shall be that of an independent contractor. Accordingly, Wright shall be responsible for payment of all taxes including federal, state and local taxes and any other taxes as required. Wright shall not have the authority to act for or bind InfoPak in any respect and shall not represent to any third parties that he is an agent acting for or on behalf of InfoPak.

        4. Trade Secrets. Wright acknowledges that this Agreement will enable him to obtain confidential information concerning InfoPak, its subsidiaries and affiliates, and information about trade secrets which are the proprietary property of InfoPak, including but not limited to the following: research, experiments, inventions, discoveries and improvements conceived, developed or worked on by InfoPak or developed by Wright for or on behalf of InfoPak, or otherwise, whether or not related to InfoPak's business as it now exists; data and information about costs, profits, markets, sales, key personnel, pricing policies; technical, scientific, patent and proprietary information and/or processes; operational methods and other business affairs and methods, including plans for future developments (all of which is hereinafter collectively referred to as "Confidential Property and Information"). Confidential Property and Information is, and shall remain, the sole and confidential property of InfoPak. Wright agrees that he shall not use for himself or divulge any of the Confidential Information to anyone outside of InfoPak except in the normal course of the conduct of InfoPak's Board of Directors.

             a. As a condition to entry into this Agreement, Wright further agrees to execute InfoPak's standard EDAC Agreement attached hereto as Exhibit "A" and such other Confidentiality Agreement as may, during the term of Wright's Consulting Arrangement, be required by InfoPak of all executives in InfoPak's employ. It is specifically understood that the consideration supportive of such latter execution by Wright will be the continued retention of Wright as a consultant, it being specifically understood that the failure or refusal of Wright to execute such latter document would constitute termination and breach of this Agreement.

             b. The provisions of this Paragraph 4 shall survive the termination or expiration of this Agreement.

        5. Return of Confidential Information. Wright shall make full disclosure to InfoPak of all Confidential Property and Information, and shall do everything necessary or desirable to vest the absolute title of Confidential Property and Information in InfoPak. Upon the termination or expiration of this Agreement, Wright shall return to InfoPak all Confidential Property and Information in consultant's possession or control. The provisions of this Paragraph 5 shall survive the termination or expiration of this Agreement.

        6.  Reasonableness or Restrictions.

            a. Wright has carefully read and considered the provisions of Paragraphs 4 and 5, and, having done so, agrees that the restrictions set forth in these paragraphs are fair and reasonable and are reasonably required for the protection of the interests of InfoPak and its officers, directors, and employees.

            b. In the event that, notwithstanding the foregoing, any of the provisions of Paragraphs 4 and 5 shall be held to be invalid or unenforceable, the remaining provisions thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein.

        7. Burden and Benefit. This Agreement shall be binding upon, and shall inure to the benefit of, InfoPak and Wright, and their respective heirs, personal and legal representatives, successors, and assigns.

        8. Governing Law. In view of the fact that the principal office of InfoPak is located in Arizona, it is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Arizona.

        9. Arbitration. InfoPak and Wright agree that all disputes under this contract will be subject to arbitration under the rules of the American Arbitration Association. Any such arbitrators sitting in Phoenix, Arizona, with all costs, expenses and attorney's fees to be paid by the losing party. Any decision of the arbitrators shall be final and may be entered as a judgment in the Court of competent jurisidiction.

        10. Severability. The provisions of this Agreement, including particularly but not solely, the provisions of Paragraphs 4 and 5, shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

        11. Notice. Any notice required to be given shall be sufficient if it is in writing and sent by certified or registered mail, return receipt requested, first-class postage prepaid, to his residence in the case of Wright, which residence will be on file with InfoPak at all times, and to its principal office in Arizona in the case of InfoPak.

        12. Entire Agreement This Agreement contains the entire agreement and understanding by and between InfoPak and Wright with respect to the retention of Wright, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect. No change or modification of this Agreement shall be valid or binding unless it is in writing and signed by the intended to be bound. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of his Agreement at such time or at any other time.

        13. Remedies Cumulative. Except as otherwise expressly provided herein, each of the rights and remedies of the parties set forth in this Agreement shall be cumulative with all other such rights and remedies, as well as with all rights and remedies of the parties otherwise available at law or in equity.

        14. Waiver. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. To be effective, any waiver must be contained in a written instrument signed by the party waiving compliance by the other party of the term or covenant as specified. The waiver by either party of the breach of any term or covenant contained herein, whether by conduct or otherwise, in any one or more instances, shall not be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

        15. Warranties. Wright represents, warrants, covenants and agrees that he has a right to enter into this Agreement, that he is not a party to any agreement or understanding whether or not written which would prohibit or restrict his performance of his obligations under this Agreement and that he will not use in the performance of his obligations hereunder any proprietary information of any other party which he is legally prohibited from using.

        16. Assignment. This Agreement shall inure to the benefit of and be binding upon InfoPak, its successors and assigns, it being specifically agreed and understood that in the event that InfoPak engages in a so-called "bulk sale" of its assets this Agreement may, at InfoPak's option, for all purposes, be deemed an asset of InfoPak.

        IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement as of the date first written above.

WITNESS:                               INFOPAK, INC.


--------------------------             By:
                                          --------------------------------
                                          (An authorized representative)


WITNESS:


--------------------------                --------------------------------
                                          Timothy Wright




                                          DIMENSIONAL VISIONS GROUP, LTD.,
                                            a Delaware corporation, solely
                                            with respect to Paragraph 2



                                          --------------------------------
                                          Chief Executive Officer

                             SCHEDULE 3.2(a) (vii)

                                PLEDGE AGREEMENT


         PLEDGE AGREEMENT, dated as of September 6, 1995, among Sean F. Lee, Family Limited Partnership, Timothy Wright, Bruce Darryl Sandig and John Edward Matlock (collectively, the "Pledgors"), and Dimensional Visions Group, Ltd., a Delaware corporation ("DVG") and InfoPak Acquisition Co., a Delaware corporation ("Buyer"').

                                  WITNESSETH:

         WHEREAS, Infopak, Inc., an Arizona corporation (the "Company"), the Pledgors, DVG and Buyer are parties to an Agreement and Plan of Merger, dated as of September 6, 1995 (as the same may from time to time be amended, supplemented or otherwise modified, the "Merger Agreement");

         WHEREAS, pursuant to the terms of the Merger Agreement, the Company will merge with and into the Buyer (the "Merger");

         WHEREAS, pursuant to the Merger, Pledgors will receive 364,918 shares of Series P Convertible Preferred Stock, $20.00 par value per share, of DVG ("DVG Series P");

         WHEREAS, pursuant to the Merger Agreement, the Company made various representations and warranties to DVG and Buyer, and Pledgors, jointly and severally, agreed to indemnify DVG and Buyer on the terms and subject to the conditions set forth therein;

         WHEREAS, as security for their indemnification obligations, the Pledgors agreed to pledge the Indemnity Shares (as defined below);

         WHEREAS, the Pledgors are the legal and beneficial owners of the Indemnity Shares.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises and to induce DVG and Buyer to consummate the transactions contemplated by the Merger Agreement, the Pledgors hereby agree with DVG and Buyer as follows:

         1.      Defined Terms:   Unless otherwise defined herein, terms which
are defined in the Merger Agreement and used herein are so used as so defined, and the meanings assigned to terms defined herein or in the Merger Agreement shall be equally applicable to both the singular and plural forms of such terms; and the following terms shall have the following meanings:

                 "Collateral" means the Indemnity Shares and all Proceeds.

                 "Indemnity Obligations" means the obligations of the Pledgors to indemnify DVG and Buyer pursuant to Sections 2.3 and 10.1 of the Merger Agreement.

                 "Obligations" means the Indemnity Obligations.

                 "Pledge Agreement" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

                 "Indemnity Shares" means 50,000 DVG Series P Shares.

                 "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of Illinois on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Indemnity Shares, collections thereon or distributions with respect thereto.

                 "UCC" means the Uniform Commercial Code from time to time in effect in the State of Arizona.

                 2. Deposit: Pledge: Grant of Security Interest: Stock Powers. The Pledgors hereby deliver to DVG the Indemnity Shares, and hereby jointly and severally pledge and grant to DVG and Buyer a first priority security interest in the Collateral as collateral security for the prompt and complete payment of the Obligations. Concurrently with the delivery to DVG of each certificate representing one or more Indemnity Shares, the Pledgors shall deliver an undated stock power covering such certificate, duly executed in blank.

                 3. Representations and Warranties. The Pledgors jointly and severally represent and warrant that the Pledgors, in the aggregate, are the record and beneficial owners of, and have good and marketable title to, the Indemnity Shares, free of any and all liens or options in favor or claims of, any other person, except the lien created by this Pledge Agreement.

                 4. Covenants. The Pledgors jointly and severally covenant and agree with DVG and Buyer that, from and after the date of this Pledge Agreement until termination of the obligations of the Pledgors under this Pledge Agreement:

                 (a)      If the Pledgors shall be entitled to receive

                          (i) any dividend paid or payable other than in cash in exchange for, and instruments and other property received, receivable or otherwise distributed in exchange for, any Collateral;

                          (ii) dividends and other distributions paid or payable in cash in respect of any Collateral; or

                          (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral,

                          such dividends or distributions shall be forthwith delivered to DVG, to hold as Collateral and shall, if received by the Pledgors, be received in trust for the benefit of DVG and Buyer, be segregated from the other property or funds of the Pledgors, and be forthwith delivered to DVG as collateral in the same form as so received (with any necessary endorsement).

                          (b) Without the prior written consent of DVG, no Pledgor will (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any lien or option in favor of, or any claim of any person with respect to, any of the Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement.

                          (c) At any time and from time to time, upon the written request of DVG or Buyer, and at the sole expense of the Pledgors, the Pledgors will promptly and duly execute and deliver such further instruments and documents to DVG or Buyer and take such further actions as DVG or Buyer may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted.

                 5. Voting Rights. The Pledgors shall be permitted to exercise all voting and corporate rights with respect to the Indemnity Shares; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would result in any violation of any material provision of the Merger Agreement or this Pledge Agreement.

                 6. Notice of Claim and Indemnity Payment for Indemnity Obligations. (a) In the event that DVG or Buyer at any time or from time to time during the term of this Pledge Agreement shall determine that it is entitled to receive a payment from the Pledgors in respect of the Indemnity Obligations (an "Indemnity Payment"), DVG or Buyer shall deliver notice (an "Indemnity Notice") to the Pledgors in accordance with Section 16 hereof (i) stating that DVG or Buyer in good faith believes that it is entitled to receive such Indemnity Payment under a specified provision of Section 10.1 of the Merger Agreement and (ii) setting forth the amount involved and briefly describing the nature thereof. The validity of such Indemnity Notice shall not be affected in any manner whatsoever by reason of the extent or adequacy of the description of the nature of the claim.

                          (b) If the Pledgors do not either (i) pay DVG or Buyer the proposed Indemnity Payment within ten (10) days of the Indemnity Notice or (ii) notify DVG or Buyer in writing within ten (10) days of the Indemnity Notice that the proposed Indemnity Payment is disputed, then the full amount of the proposed Indemnity Payment, shall be immediately due and payable and DVG and Buyer shall have the remedies provided for in this Pledge Agreement in respect thereof. If the Pledgors do notify DVG or Buyer in writing within ten (10) days of the Indemnity Notice that all or a portion of the proposed Indemnity Payment is disputed, then the portion not disputed by Pledgors, if any of such Indemnity Payment shall be immediately due and payable and DVG and Buyer shall have the remedies provided for in this Pledge Agreement in respect thereof. If the parties do not reach agreement on the amount of the disputed Indemnity Payment, if any, to be paid within fifteen (15) days of the Indemnity Notice, then the disagreement concerning the disputed Indemnity Payment shall be submitted within twenty (20) days of the Indemnity Notice by Pledgors, on the one hand, and DVG and Buyer, on the other hand, to arbitration in Phoenix, Arizona, in accordance with the commercial arbitration rules of the American Arbitration Association by one arbitrator who will be selected by the joint action of two other arbitrators, one of whom shall be selected by DVG and Buyer, on the one hand, and one of whom shall be selected by Pledgors, on the other hand. The parties hereto agree that the determination of the arbitrator shall be a final determination for purposes of this Pledge Agreement. Pending such final determination, DVG shall continue to hold the Collateral until otherwise agreed to with the Pledgors or otherwise directed by a final determination of an arbitrator as contemplated hereby. Upon such determination, the amount so determined to be payable shall be immediately due and payable, and DVG and Buyer shall have the remedies provided for in this Pledge Agreement in respect thereof.

                 7. Settlement of Indemnity Payments. If an Indemnity Payment becomes due and payable under Section 10.1 of the Merger Agreement and
Section 6 above, DVG shall be entitled to take legal title to that number of Indemnity Shares equal in value to the Indemnity Payment, which shares shall be valued for purposes of any Indemnity Payment at [$20.00] per share. With respect to any portion of a proposed Indemnity Payment disputed by Pledgors, DVG or Buyer shall be entitled to take legal title to the proposed Indemnity Payment upon a final determination, whether by settlement or arbitration.

                 8. Reasonable Care. DVG shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which DVG accords its own property, it being understood that DVG shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not DVG has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                 9. Expenses. The Pledgors, on the one hand, and DVG and Buyer, on the other hand, shall each pay one-half of all costs and expenses of any arbitration conducted pursuant to the provisions of Section 6 hereof. The parties hereby covenant to pay their respective share of such expenses (as provided above) within thirty (30) days of receipt of invoice for such expenses.

                 10. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                 11. Severability. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 12. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                 13. No Waiver: Cumulative Remedies. Neither DVG nor Buyer shall by any act (except by a written instrument pursuant to paragraph 14 hereof be deemed to have waived any right or remedy hereunder or any breach by Pledgors of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of DVG or Buyer, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by DVG or Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which DVG or Buyer would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided by law.

                 14. Waivers and Amendments: Successors and Assigns. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors, DVG and Buyer. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of DVG, Buyer and their successors and assigns.

                 15.      Termination of Security Interest:Release of
Collateral.

                 (a) The security interest granted in the Collateral pursuant hereto (the "Security Interest") shall terminate, and rights to the Collateral shall revert to the Pledgors on the date falling eighteen
(18) months after the date of this Pledge Agreement; provided that no such termination with respect to the Indemnity Shares shall be effective if prior to the designated termination date set forth above:

                          (i) DVG or Buyer shall have delivered one or more written notices of claim for indemnification under Section
                 10.1 of the Merger Agreement and Section 6 hereof; and

                          (ii) the liability of the Pledgors in respect of such claim or claims has not been finally determined and satisfied pursuant to the Merger Agreement and the provisions of Section 6 hereof in which case this Pledge Agreement and the security interest shall continue in effect until such final determination and satisfaction. This Pledge Agreement shall terminate after the last of the above to be finally resolved.

                 (b) Upon any such termination of this Pledge Agreement and such security interest or release of Collateral pursuant to this
Section 15, DVG and Buyer shall promptly execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence the termination of the security interest or the release of such Collateral, as the case may be, or to transfer any of the Collateral so released to the Pledgors and shall promptly deliver to the Pledgors all Collateral so released then in its possession.

                 16.      Notices. Notices shall be given in accordance with
Section 11.13 of the Merger Agreement, addressed to a party at the address provided for such party in the signature pages hereof.

                 17. Integration. This Pledge Agreement represents the agreement of the Pledgors, DVG and Buyer with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by DVG or Buyer relative to the subject matter hereof not expressly set forth or referred to herein or in the Merger Agreement.

                 18. Counterparts. This Pledge Agreement may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                 19. Governing Law. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF DVG, BUYER AND THE PLEDGORS UNDER THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE.

                 20. Jurisdiction. The parties to this Pledge Agreement hereby consent to the jurisdiction of the Courts of the State of Arizona.

         IN WITNESS WHEREOF, the undersigned have caused this Pledge
Agreement to be duly executed and delivered as of the date first above written.


Address for Notices to Pledgors:           Pledgors

Sean F. Lee
InfoPak, Inc.
8855 N. Black Canyon Highway
Suite 2000
Phoenix, Arizona  85021                    SEAN F. LEE FAMILY LIMITED
                                           PARTNERSHIP

                                           BY:
                                              -----------------------
                                              Sean F. Lee,
                                              General Partner

                                           -----------------------
                                           Timothy Wright

                                           -----------------------
                                           Bruce Darryl Sandig

                                           -----------------------
                                           John Edward Matlock


Address for Notices to DVG and Buyer: Dimensional Visions Group,
                                           Ltd.
 George S. Smith
 Dimensional Visions Group, Ltd.   By:
 718 Arch Street                      ---------------------------
 Suite 202N                        Title:  Chief Executive Officer
 Philadelphia, Pennsylvania 19106

                                   InfoPak Acquisition Co.


                                   By:
                                      ---------------------------
                                   Title: Chief Executive Officer

                              SCHEDULE 3.2(b)(iv)

             OPINION OF INFOPAK'S AND INFOPAK SHAREHOLDERS' COUNSEL



         The opinion of Chapman and Cutler, legal counsel for InfoPak and InfoPak Shareholders, shall be to the effect that:

         1. InfoPak is a corporation duly organized, validly existing and in good standing under the General Corporation Law of Arizona and has the requisite corporate power and authority to own and operate its properties, to lease any properties that it operates under lease and to conduct its business, and to enter into and perform all of its obligations under the Agreement and under the other agreements and documents to be entered into by InfoPak pursuant to the Agreement (collectively, the "Documents").

         2. The execution, delivery and performance by the InfoPak of the Documents have been duly authorized by all necessary corporation action on the part of the InfoPak, are not in contravention of any provision of the Certificate of Incorporation or By-laws of the InfoPak and will not result in the breach of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the provisions of (i) any material indenture, mortgage, loan agreement or other agreement to which the InfoPak is a party and of which we have knowledge, taking into account consents, waivers and approvals obtained by the InfoPak prior to Closing, or (ii) any order, writ, judgment or decree known to us to which the InfoPak is a party or to which the InfoPak or its property is subject.

         3. The execution, delivery and performance of the Documents by InfoPak and the InfoPak Shareholders do not violate any provision of any applicable federal or Pennsylvania or Delaware state statute, rule or regulation which is normally applicable to transactions of the type contemplated by the Documents. No authorization, approval or consent of any governmental or regulatory body is necessary or required under the federal, Arizona law in connection with the lawful execution, delivery and performance by InfoPak and the InfoPak Shareholders of the Documents other than those that have already been obtained.

         4. The authorized capital stock of InfoPak consists of__________ shares of common stock, par value $____ per share, of which _____ shares are issued and outstanding. To the best of our knowledge after due inquiry, all of the issued and outstanding shares of common stock of InfoPak are owned of record as set forth on Schedule 4.24 to the Agreement. All of the issued and outstanding shares of the common stock of InfoPak are duly and validly issued, fully paid and nonassessable and are without, and were not issued in violation of, preemptive rights. To the best of our knowledge, (i) there are no outstanding options, warrants, conversion privileges or other rights to purchase or acquire from InfoPak any shares of capital stock or other equity securities of InfoPak or any outstanding securities that are convertible into or exchangeable for such shares, securities or rights; and (ii) there are no contracts, commitments, understandings, arrangements or restrictions by which InfoPak is bound to issue any additional shares of its capital stock or other equity securities or any options, warrants, conversion privileges or other rights to purchase or acquire any capital stock or other equity securities of InfoPak or any securities convertible into or exchangeable for such shares, securities or rights.

         4. The Documents have been duly executed and delivered by InfoPak and the InfoPak Shareholders and constitute the valid and binding obligations of InfoPak and the InfoPak Shareholders, enforceable against InfoPak and the InfoPak Shareholders in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors and the application of general principals of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and further subject to the qualifications set forth in the next succeeding sentence. We express no opinion herein as to the validity or enforceability of any provision regarding choice of Delaware law to govern the Documents or any provision of the Documents to the extent that such provision purports to waive any rights, remedies, or defenses or of any provision for contribution or indemnification.

                                  SCHEDULE 4.2


                     EXISTENCE AND GOOD STANDING OF INFOPAK




                                      None

                                  SCHEDULE 4.5

                     LIABILITIES AND OBLIGATIONS OF INFOPAK




Biller, Frith Smith & Archibald            $ 7,500.00

Chapman and Cutler                                 Legal Fee's and Costs

SmallTalk(TM)                              3 % Gross Revenue of SmallTalk

                                  SCHEDULE 4.6

                     ABSENCE OF CERTAIN CHANGES OF INFOPAK


(a) N/A

(b) N/A

(c)   1. Ronnie M. Matlock         - Hired August 1,1995 ($35,000.00 per yr.)

      2. InfoPak, Inc. acquired all rights to SmallTalk(TM), and has agreed that John E. Matlock, Sean F. Lee and Bruce D. Sandig will each receive 1 % of the gross revenue of SmallTalk(TM). This royalty will be paid when the pre-tax profit of SmallTalk(TM) is greater than the combined royalty stated herein.

(d)      Roy D. Pringle           - for services
         Peter R. Betts           - for services
         Avonwood Capital                  - for services
         Frank Helstab            - for services

(e) N/A

(f) N/A

(g) N/A

                                  SCHEDULE 4.7

                  TITLE TO PROPERTIES; ENCUMBRANCES OF INFOPAK


(a)  None

(b)  None

(c)  None

(d)  None

                                  SCHEDULE 4.8

                               LEASES OF INFOPAK



DCC Investments
         ( Office Rent  - month to month )                                   $ 1,227.05 per month

Orion Security Specialists, Inc.
         ( Monthly Monitoring Service - month to month )                     $    56.94 per quarter

Master Lease, Division of Tokai Financial Services, Inc.
         ( Copier Lease - December 1996 )                                    $   175.52 per month

                                  SCHEDULE 4.9

                         MATERIAL CONTRACTS OF INFOPAK

         Employment                        Sean F. Lee              ( Contract - full time )
                                  John E. Matlock           ( Contract - full time )
                                  Bruce D. Sandig           ( Contract - full time )
                                  Paul C. Damiani           ( Contract - full time )
                                  Ronnie M. Matlock         ( Commitment - full time )
                                  Roy D. Pringle            ( Contract - full time )
                                  Mairead H. Lee            ( Commitment - full time )
                                  Michael J. Offenbecher    ( Commitment - full time )
                                  Janet H. Lee                      ( Part time )

         Severance                Kevin P. Lloyd            ( Through March 1996 )

         Consulting               Avonwood Capital          ( Through May 13, 1996 )
                                  Frank Helstab                     ( Through April 17, 1999 )

         Shareholder Agreements            Sean F. Lee
                                           Timothy Wright
                                           John E. Matlock
                                           Bruce D. Sandig
                                           Robert Huskins
                                           Kevin Lloyd
                                           Desmond Sheahan
                                           Lorenz Hittel
                                           Paul C. Damiani
                                           Roy D. Pringle
                                           Hisato Shihodo
                                           Avonwood Capital
                                           Frank Helstab
                                           Peter Betts
                                           Midland Trust Company, Ltd.

Funding Agreement                          Sean and Janet Lee
                                  Robert and Marjorie Huskins

Uncollateralized Promissory Notes                  John E. Matlock
                                                   Bruce D. Sandig
                                                   Kevin P. Lloyd

                                  SCHEDULE 4.9

                         MATERIAL CONTRACTS OF INFOPAK

Promissory Agreement              Roy D. Pringle
                                  Sean F. Lee
                                  John E. Matlock
                                  Bruce D. Sandig
                                  Paul C. Damiani

Royalty Agreement                 John E. Matlock
                                  Timothy Wright
                                  Sean F. Lee
                                  Bruce D. Sandig

Contractor Agreements             Brad Botsch
                                  Com Log
                                  Mach 5 Designs
                                  Matthew Sauble
                                  Van Zile Information Systems, Inc.

Other Contracts                   AGT Directory Limited
                                  Atlanta Bauer & Co.
                                  Cell Tech
                                  CDI Solutions, Inc.
                                  DataNet, Inc.
                                  East Orange County Association of Realtors
                                  Kronoservices, S.A. de C.V.
                                  First Portland Corporation
                                  InfoMate, Inc.
                                  Metromail Corporation
                                  InfoNet Real Estate Services
                                  Prince Georges County Association of Realtors
                                  PRC Realty Systems, Inc.
                                  Biller, Frith Smith & Archibald
                                  Multacc Corporation
                                  SmallTalk(TM)

Consulting Agreement              Timothy Wright

                                 SCHEDULE 4.10

                            NO VIOLATIONS OF INFOPAK





                                      None

                                 SCHEDULE 4.11

                             LITIGATION OF INFOPAK




(a)      None

(b)      None

(c)      None

                                 SCHEDULE 4.12

                                TAXES OF INFOPAK


Federal Withholding                        September 16, 1995
                                           Third Quarter adjustments if any


State Withholding                          September 16, 1995
                                           Third Quarter adjustments if any

FICA / Medicare                            September 16, 1995
                                           Third Quarter adjustments if any

State Unemployment                         September 16, 1995
                                           Third Quarter adjustments if any

Federal Unemployment                       September 16, 1995
                                           Third Quarter adjustments if any

State Sales Tax                            August, September

City Sales Tax                             August, September

(a) N/A

(b) N/A

                                 SCHEDULE 4.13

                         CONDUCT OF BUSINESS OF INFOPAK



(a) Employment of Ronnie M. Matlock

(b) Asset Purchase relating to Distributorship Agreement between Moore Data Management Services Division and InfoPak, Inc., dated April 22, 1993, by InfoNet Real Estate Services Division. InfoPak, Inc. signed consent and release of Moore Data Management Services from its Distributorship Agreement.

(c) InfoPak, Inc. acquired all rights to SmallTalk(TM), and has agreed that John E. Matlock, Sean F. Lee and Bruce D. Sandig will each receive 1 % of the gross revenue of SmallTalk(TM). This royalty will be paid when the pre-tax profit of SmallTalk(TM) is greater than the combined royalty stated herein.

                                 SCHEDULE 4.14

                        INTELLECTUAL PROPERTY OF INFOPAK


PATENT APPLICATION NAMES

         (a)     ELECTRONIC TELEPHONE DIRECTORY WITH INTERCHANGEABLE
LISTINGS.        Serial # 07/696,948

         (b) SYSTEM AND METHOD FOR PROVIDING DATA AND PROGRAM CODE TO A CARD FOR USE BY A READER. Serial # 08/017607

         (c) SYSTEM AND METHOD FOR CREDIT CARD VERIFICATION SYSTEM. Serial # 08/294557

         (d) CIRCUIT AND DEVICE UTILIZING EXTERNAL CARDS HAVING PROGRAM CODE AND DATA STORED THEREON. *
                 Serial # 08/018326
                          * Rejected, no further action.

TRADEMARK NAMES - InfoPak(TM), InfoReader(TM), InfoCard(TM), InfoServer(TM), Credifier(TM), InfoSafe(TM), SmallTalk(TM), MetroCard(TM), DirectoryPlus(TM), Mortgage Assistant(TM)

INVENTIONS ( without pending patent applications)

         (a)     InfoSafe(TM) (Real Estate Lockbox Keysafe System)

         (b) SmallTalk(TM) ( Recordable microchip and audio playback systems )

COMPUTER SOFTWARE, DATA AND DOCUMENTATION - non-registered copyrights on the following :

                                                 InfoReader(TM) MLS Software
                                                 InfoLoader(TM) Software
                                                 InfoServer(TM) Software
                                                 Mortgage Assistant(TM) Software
                                                 DirectoryPlus(TM) Software
                                                 MetroCard(TM) Software
                                                 HP 95 MLS Software
                                                 Credifier(TM) Software

                                 SCHEDULE 4.15

                        COMPLIANCE WITH LAWS OF INFOPAK





                                      None

                                 SCHEDULE 4.16

                       EMPLOYEE BENEFIT PLANS OF INFOPAK





SEP / IRA

Bonus Plan

Travelers Insurance ( Recently renamed MetraHealth )

Long Term Disability ( Pending Issuance by Hartford Insurance )

                                 SCHEDULE  4.17

                        SCHEDULE OF EMPLOYEES OF INFOPAK





Sean F. Lee               Chief Executive Officer                   $ 100,000.00

John E. Matlock           Senior V.P. Marketing                     $  65,000.00

Bruce D. Sandig           Senior V.P. Engineering /Development      $  65,000.00

Paul C. Damiani           V.P. Operations and Logistics             $  50,000.00

Roy D. Pringle            V.P. Software Development                        $  50,000.00

Ronnie M. Matlock         Comptroller                               $  35,000.00

Michael J. Offenbecher    Programmer                                $  35,000.00

Mairead H. Lee            Customer Relations Manager                       $  25,000.00

                                 SCHEDULE 4.18

                              INSURANCE OF INFOPAK

ITT HARTFORD - COMMERCIAL MULTI-PERIL (59 UUNHQ8231) - NO PENDING CLAIMS

                 PROPERTY
                 --------
                 Business Personal Property                 $ 150,000
                 Electronic Data Processing Coverage        $  50,000
                 Property at other Premises                 $ 150,000
                 Property in Transit                        $ 150,000

                        * Covers : special perils, Replacement Cost Valuation,
                                  $ 250.00 Deductible each occurrence, and 90 % coinsurance provision

                 INLAND MARINE
                 -------------
                 Accounts Receivable                                         $  25,000
                 Valuable Papers Including Electronic Media                  $  50,000
                 Salesmans Samples                                           $   5,000

                 CRIME
                 -----
                 No coverage

                 UMBRELLA
                 --------
                 Each Occurence                                              $ 4,000,000
                 Aggregate                                                   $ 4,000,000
                 Self Insured Retention                                      $    10,000

                 GENERAL LIABILITY
                 -----------------
                 General Aggregate
                          Bodily Injury & Property Damage                    $ 2,000,000
                 Each Occurence
                          Bodily Injury & Property Damage                    $ 1,000,000
                 Products & Completed Operations
                          Aggregate                                          $ 2,000,000
                 Personal & Advertising Injury                               $ 1,000,000
                 Fire damage Liability                                       $   300,000
                 Medical Expense ( Each )                                    $     5,000

                     * Covers -       Premises / Operations
                                      Products / Completed Operations
                                      Independent Contractors
                                      Contractual Liability
                                      Employees as additional Insureds
                                      Broad Form Property Damage Liability
                                      Host Liquor Liability
                                      Incidental Medical Malpractice Liability
                                      Non-owned Watercraft Liability (under 26')
                                      Limited World-Wide Products

                                 SCHEDULE 4.18

                              INSURANCE OF INFOPAK



                 AUTOMOBILE
                 ----------
                 Non-owned/Hired Auto Coverage Only                 $ 1,000,000
                 Comprehensive    ( Physical Damage )               $    27,000
                 Collision        ( Physical Damage )               $    27,000

                 WORKERS COMPENSATION
                 --------------------
                 Clerical Office Employees                          $    89,300

                                 SCHEDULE 4.19


                              APPROVALS OF INFOPAK



State of Arizona , Office of the Corporation Commission, Certificate

Arizona Department of Revenue
         Withholding License
         Transaction Privilege License


City of Phoenix
         Privilege License

State of Arizona Environmentally Hazardous Products License

Internal Revenue Service - Employee Identification Number

U.S. Customs Service - Binding Ruling specifying duty rates for InfoPak(TM) InfoReaders(TM), InfoCards(TM) and InfoLoaders(TM), alone or as kits, from Mexico into the United States.

                                 SCHEDULE 4.21

                      ENVIRONMENTAL COMPLIANCE OF INFOPAK





                                      None

                                 SCHEDULE 4.22

                PRODUCT LIABILITY; WARRANTY LIABILITY OF INFOPAK





                                      None

                                 SCHEDULE 4.23

                             AFFILIATE TRANSACTIONS

         Employment                        Sean F. Lee
                                           John E. Matlock
                                           Bruce D. Sandig
                                           Paul C. Damiani
                                           Ronnie M. Matlock
                                           Roy D. Pringle

         Shareholder Agreements            Sean F. Lee
                                           Timothy Wright
                                           John E. Matlock
                                           Bruce D. Sandig
                                           Robert Huskins
                                           Paul C. Damiani
                                           Roy D. Pringle

Funding Agreement                          Sean and Janet Lee
                                           Robert and Marjorie Huskins

Uncollateralized Promissory Note           John E. Matlock
                                           Bruce D. Sandig

Promissory Agreement                       Roy D. Pringle
                                           Sean F. Lee
                                           John E. Matlock
                                           Bruce D. Sandig
                                           Paul C. Damiani

Royalty Agreement                          John E. Matlock
                                           Timothy Wright
                                           Sean F. Lee
                                           Bruce D. Sandig

SmallTalk(TM) Royalty Agreement            John E. Matlock
                                           Sean F. Lee
                                           Bruce D. Sandig

                                SCHEDULE 4.24 A

                           CAPITALIZATION OF INFOPAK

Lee Family Limited Partnership
7113 W. Sack Drive                         1,597,937        28.64%           Accredited
Glendale, AZ 85308
EIN# : 86-0793342

Timothy Wright                             824,741          14.79%           Accredited
5684 W. Abraham
Glendale, AZ  85308
SS#: ###-##-####

John Edward Matlock
19960 N. Denaro Drive                      824,741          14.79%           Accredited
Glendale, AZ 85308
SS#: ###-##-####

Bruce Darryl Sandig
3141 West Runion Drive                     824,741          14.79%           Accredited
Phoenix, AZ 85027
SS#: ###-##-####

Robert Huskins
42 Shady Vista Road                        558,660          10.01%
Rolling Hills Estates, CA 90274
SS#: ###-##-####

Kevin Patrick Lloyd
201 E. Pershing Avenue                     154,640          2.77%
Phoenix, AZ 85022
SS#: ###-##-####

Desmond Sheahan
6701 E. San Miguel Ave.                    51,547           0.92%
Paradise Valley, AZ 85253
SS#: ###-##-####

Lorenz A. Hittel
5249 N. 37 th Place                        51,547           0.92%
Paradise Valley  85253
SS#: ###-##-####

Paul Carlo Damiani
5560 W. Irma Lane                          51,547           0.92%            Accredited
Glendale, AZ 85308
SS#: ###-##-####

                                SCHEDULE 4.24 A

                           CAPITALIZATION OF INFOPAK


Roy David Pringle
7186 W. Topeka Drive
Glendale, AZ 85308                         51,547           0.92%            Accredited
SS#: ###-##-####

Peter Robert Betts
6233 W. Irma Lane                          10,000           0.17%
Glendale, AZ  85308
SS# ###-##-####

Avonwood Capital
532 Avonwood Road                         168,228           3.02%
Haverford, PA 19041

Hisato Shihodo
No. 3-5-11                                 95,000           1.70%            Accredited
Okamoto, Setagaya-ku
Tokyo, 150, Japan

Hisato Shihodo
No. 3-5-11                                 40,000           0.72%            Accredited
Okamoto, Setagaya-ku
Tokyo, 150, Japan

Hisato Shihodo
No. 3-5-11                                 37,978           0.68%            Accredited
Okamoto, Setagaya-ku
Tokyo, 150, Japan

Hisato Shihodo
No. 3-5-11                                 37,000           0.66%            Accredited
Okamoto, Setagaya-ku
Tokyo, 150, Japan

Frank Helstab
9300 N. 58th Street                       112,152          2.01%             Accredited
Paradise Valley, AZ  85253

Midland Trust Company, Ltd.
B.A.S.E. 57                                87,500           1.57%
Rue Grimaldi, Monte Carlo
98000 Monaco
                Total                   5,579,506

                                SCHEDULE 4.24 A

                                     VOTING



POWER OF ATTORNEY


         (a)     Desmond Sheahan will have Power of Attorney for Hisato Shihodo

                                  Schedule 5.2

                       Existence and Good Standing of DVG

Commonwealth of Pennsylvania

                                  Schedule 5.3

                             Capitalization of DVG

See Section 5.3

                                  Schedule 5.6

                       Absence of certain changes of DVG

None

                                  Schedule 5.7

                    Tile to Properties; Encumbrances of DVG

         In connection with the issuance of DVG's 10% three year promissory notes, DVG gave a security interest in all of its assets.

         A uniform Commercial Code filing was made on March 24, 1994.

                                  Schedule 5.8

                                 Leases of DVG

         1. DVG leases its corporate office space pursuant to a five year lease expiring February 28, 1995. The annual fixed rent is $23,595 for the first year, $58,963 in year two, $60,335 in year three, $61,706 in year four and $63,078 in year five.

         2. DVG also leases office space on a month to month basis for $1,001 per month in Los Gato, California.

                                  Schedule 5.9

                           Material Contracts of DVG

         A.      Employment Agreements

                 1.       Joan Furman $48,000 per year expires May 1, 1999.

                 2. Robert Morriss, Jr. $72,000 per year expires May 1, 1999 per year.

                 3.       T.R. Orten $72,000 per year expires May 1, 1999.

         B.      Consulting Agreement

         1. Avonwood Capital Corporation $100,000 per year for one year with automatic 12 month renewal based upon funding targets. As additional compensation Avonwood is entitled warrants to purchase up to 1,600,000 shares of Common Stock based upon funding targets. Avonwood is entitled to a five (5%) per cent fee on any capital raised subject to other fees being paid by DVG.

                                 Schedule 5.10

                               Violations of DVG

None

                                 Schedule 5.11

                               Litigation of DVG

None

                                 Schedule 5.12

                                  Taxes of DVG

         The Commonwealth of Pennsylvania has asserted that DVG owes approximately $24,000 in Pennsylvania corporate tax. DVG is contesting such assessment.

                                 Schedule 5.13

         Patents
         Patent No. 4,724,449 dated February 8, 1988 "Method and Apparatus for Stereoscopic Photography"

         Patent No. 4,956,705 dated September 11, 1990 "Electronic Method and Apparatus for Stereoscopic Photography"

         Trademarks
         DV3D(TM) Serial No. 74/181,468

         Corporate Names
         Dimensional Visions Group, Ltd.
         DVG Plastic, Inc.
         DV3D Images, Inc.
         Digital Dimensional, Inc.

                                 Schedule 5.14

                          Compliance with Laws of DVG

                                      None

                                 Schedule 5.15


                         Employee Benefits Pleas of DVG

         1.      Keystone Health Plan East (HMO)

         2.      Blue Cross/Blue Shield
                 Opti/Choice; hospitalization, medical/ surgical, Major Medical, dental and vision

                 $1,987 per month for both plans.

                                 Schedule 5.16

                      Employment and Labor Matters of DVG

                                See Schedule 5.9

                                 Schedule 5.18

                                Approvals of DVG

                                      None

                                 Schedule 5.20

                  Product Liability, Warranty Liability of DVG

                                      None

                                  SCHEDULE 6.7



                                         -----------------------------
                                         Name of Shareholder



                                         ------------------------------
                                         Name of individual completing
                                         form on behalf of Institutional
                                         Shareholder (if applicable)


                        INVESTMENT REPRESENTATION LETTER

                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)


Dimensional Visions Group, Ltd.
718 Arch Street, Suite 202N
Philadelphia, Pennsylvania 19106

Ladies and Gentlemen:

         The holder of shares of InfoPak, Inc. ("InfoPak") named above (the "Shareholder") hereby furnishes Dimensional Visions Group, Ltd. (the "Company") the information, and makes the representations and warranties, set forth herein to indicate whether the Shareholder is a suitable purchaser of the Company Series I Convertible Preferred Shares (the "Convertible Preferred Shares") in the Company in connection with the merger of InfoPak with and into the Company or a wholly-owned subsidiary of the Company and the resulting conversion of shares of InfoPak common stock into Convertible Preferred Shares. As a condition precedent to investing in the Company, the Shareholder hereby represents, warrants, covenants and agrees as follows:

         The Shareholder understands that the Convertible Preferred Shares are being offered and sold without registration under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, in reliance upon the private offering exemption contained in Section 4(2) of the Act and Regulation D thereunder and certain exemptions under state securities laws, and that such reliance is based in part on the representations made and information supplied herein. For the foregoing reasons, the Shareholder represents and warrants that the statements checked below and the information stated herein are true, accurate and complete to the best of the Shareholder's knowledge and belief, and the Shareholder agrees to notify the Company and supply corrective information promptly if, prior to the consummation of its purchase of Convertible Preferred Shares, any of such information becomes inaccurate or incomplete.

         1. INSTITUTIONAL SHAREHOLDERS ONLY. The Shareholder represents, warrants ad certifies that it falls within the categories of Accredited Investor indicated by the check marks in the appropriate spaces below:

               (a)        a bank, as defined in Section 3(a)(2) of
         ----- the Act, or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Act which is acting:

                                           in its own capacity; or
                          --------
                                           as a fiduciary on behalf of an
                          -------          investor;

               (b)        a trust, with total assets in excess of
         ----- $5,000,000, not formed for the specific purpose of acquiring Convertible Preferred Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial, business and real estate matters that he is capable of evaluating the merits and risks of an investment in the Convertible Preferred Shares;

               (c)        an organization described in Section 501
         ----- (c)(3) of the Internal Revenue Code of 1986, or a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring Convertible Preferred Shares, which has total assets in excess of $5,000,000; or

               (d)        an entity in which all of the equity owners:
         -----
                                  qualify as Accredited Investors under
                          ------  category ___above; or

                                  qualify as individual Accredited Investors
                          ------  under the tests set forth in paragraphs (h),
                                  (i) or (j) of question 3 below.

NOTE:    AN INSTITUTIONAL SHAREHOLDER THAT DOES NOT FALL WITHIN ONE OF THE
FOREGOING CATEGORIES IS NOT AN "ACCREDITED INVESTOR" AND THE INDIVIDUAL WHO IS DIRECTING THE PURCHASE OF CONVERTIBLE PREFERRED SHARES FOR ANY SUCH INSTITUTIONAL SHAREHOLDER SHOULD ANSWER QUESTION 4 BELOW.

         2. INSTITUTIONAL SHAREHOLDERS ONLY. The Shareholder represents and warrants that the Shareholder is considered a

United States resident for federal income tax purposes and that the following information is true, accurate and complete to the best of the Shareholder's knowledge:

         Name of Shareholder:                               -----------------------------
         Address of principal office
           (including Zip Code):

                                                            -----------------------------
                                                            -----------------------------
                                                            -----------------------------
         Telephone No.:                                     -----------------------------
         Federal Taxpayer I.D. No.:                         -----------------------------

         Type of organization
         (check one):

                 Corporation:              ----    Limited Partnership:      -----
         General Partnership:              ----    Trust:                    -----
                                                   Other (specify):          -----

         Nature of business:           -------------------------------
         Date of organization:         -------------------------------
         Jurisdiction of incorporation
           or organization:             ------------------------------
         Number of equity owners:       ------------------------------
         Current net worth
           of Shareholder(1)            ------------------------------


(1) "NET WORTH" MEANS THE EXCESS OF TOTAL TANGIBLE ASSETS AT CURRENT VALUE OVER TOTAL LIABILITIES.


         The following information must be furnished with respect to the individual completing this Letter on behalf of the Institutional Shareholder:

         Name:                                     ----------------------------
         Position with Shareholder:                ----------------------------
         Address (if different
           from address above):                    -----------------------------------
                                                   -----------------------------------
                                                   -----------------------------------

         Telephone No.:                            -----------------------------------

         3. INDIVIDUAL SHAREHOLDERS ONLY. The Shareholder represents, warrants and certifies that the following information relative to the Shareholder and the Shareholder's suitability as an investor in the Company is true, correct and complete.

         (a)     Full Name:
                           -----------------------------------------

         (b)     Residence Address:
                                   ---------------------------------

                 ---------------------------------------------------

         (c)     Telephone:
                           -----------------------------------------

         (d)     Age:
                     -----------------------------------------------

         (e)     Occupation:
                            ----------------------------------------

         (f) Employer and period employed (if term of employment is less then one year, provide the name and address of your prior employer):

                 -------------------------------------------------------

         (g)     Social Security Number:
                                        --------------------------------

         (h)     Does your net worth(1) exceed $1,000,000?
                 Yes      No
                     ----    ----

         (i) Was your individual income(2) (not joint with spouse) in each of the two most recent years in excess of $200,000 and do you reasonably expect that in the current year it will be
                 in excess of $200,000? Yes       No
                                            -----    -----

         (j) Was your and your spouse's joint income in each of the two most recent years in excess of $300,000 and do you reasonably expect that in the current year such joint income will be in
                 excess of $300,000? Yes      No
                                         ----    ----

         IF YOU DID NOT ANSWER YES TO AT LEAST ONE OF (h), (i) OR (j) ABOVE YOU ARE NOT AN ACCREDITED INVESTOR AND YOU SHOULD ANSWER QUESTION 4 BELOW.

         4. NON-ACCREDITED INVESTORS ONLY. The Shareholder, in the case of an Individual Shareholder, or, in the case of an Institutional Shareholder, the individual who is directing the purchase of Convertible Preferred Shares for such Institutional Shareholder, represents, warrants and certifies that the following information is true, correct and complete:

         (a)     Have you ever been subject to bankruptcy, reorganization or
                 debt restructuring? Yes     No
                                         ---    ---

                 If Yes, please provide details:

                 -------------------------------------------------------
                 -------------------------------------------------------
                 -------------------------------------------------------



-------------------
1 For purposes of this question, net worth means total assets less total liabilities. You may include your spouse's net worth and may include the value of your home, furnishings and automobiles.

2 Income may be calculated by starting with Adjusted Gross Income and adding the deductions taken for partnership losses allocated to you and IRA and/or Keogh plan contributions.

(b) Are there suits pending or judgments outstanding against you which would adversely affect your financial condition?
         Yes      No _
             ----    ----

         If Yes, please provide details:
                                        ---------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

(c)      Business or professional education and degrees:

         School           Field of Study        Degree           Year Conferred
         ------           --------------        ------           --------------

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

(d) Please describe briefly the principal positions (and nature of duties) you have held during the last three years or, if graduated less than three years, since graduation from college. Specific employers need not be identified. Also, list any professional licenses or registrations, including bar admissions, accounting certificates, real estate brokerage and SEC or broker/dealer registrations held by you. What is sought is a sufficient description to enable the Company to determine the extent of your vocationally-related experience in financial and business matters.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(e)      (i)     Please indicate the frequency of your investment in securities which are not readily marketable:

                        Often            Occasionally
                 ------           ------
                        Seldom            Never
                 ------           -------

         (ii) Please check those of the following types of investments in which you have participated:

                          Tax shelters.
                 -----
                          Private placements of securities.
                 -----
                          Real Estate.
                 -----
                          Oil and gas investments.
                 -----
                          Equipment leasing shelters.
                 -----
                          Were you required to use a purchaser representative for such private placements?
                          Yes     No
                              ---    ---

         (f) Please indicate in the space provided below any additional information which you think may be helpful in enabling the Company to determine that your knowledge and experience in financial and business matters is sufficient to enable you to evaluate the merits and risks of this investment:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

         (g) Unless you have invested in similar types of private offerings and/or have knowledge and experience in financial and business matters such that you alone are capable of evaluating the merits and risks of an investment in the Company, you will not be entitled to invest in the Company. Please indicate whether you believe you are so qualified by answering the question below.

                 I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Company.

                 Yes     No
                     ---    ---

         5. The Shareholder represents and warrants that any Convertible Preferred Shares being acquired are being acquired by the Shareholder solely for the Shareholder's own account (or as fiduciary on behalf of another investor in the event so indicated in Paragraph 1 above), for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; the Shareholder has no agreement or other arrangement, formal or informal, with any person to sell, transfer, pledge or subject to any lien any part of any Convertible Preferred Shares being acquired or which would guarantee the Shareholder any profit or protect the Shareholder against any loss with respect to such Convertible Preferred Shares; the Shareholder has no plans to enter into any such agreement or arrangement. The Shareholder understands that the Shareholder must bear the economic risk of the investment for an indefinite period of time because the Convertible Preferred Shares have not been registered under the Act or any applicable state securities laws and, therefore, cannot be resold or otherwise transferred unless subsequently registered under the Act and any applicable state securities laws (which the Company is not obligated to do), or an exemption from such registration is available. The Shareholder further understands that the exemption under Rule 144 under the Act may be unavailable because of the conditions and limitations of such rule. The Shareholder further understands that a legend in substantially the following form will be placed on each certificate representing the Convertible Preferred Shares:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR SIMILAR RULE UNDER SUCH ACT RELATING

         TO THE DISPOSITION OF SECURITIES) OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS IS AVAILABLE.

         6. The Shareholder is aware that the Company has been and is relying upon the representations and warranties set forth in this Letter, in part, in determining whether the offering of Convertible Preferred Shares will qualify for an exemption from the registration provisions of the Act and applicable state securities laws. All of the information which the Shareholder has furnished the Company herein or previously with respect to the Shareholder's financial position and business experience is correct and complete as of the date of this Letter, and, if there should be any material change in such information, the Shareholder will immediately furnish such revised or corrected information to the Company. The Shareholder agrees to indemnify and hold harmless the Company and its affiliates and each officer, director, stockholder and/or employee thereof and their successors and assigns, from and against any and all losses, damages, liabilities or expenses, including costs and attorneys fees, incurred by reason of any misrepresentation by the Shareholder in this Letter or any breach of the Shareholder's warranties or the Shareholder's failure to fulfill the Shareholder's covenants in this Letter. The Shareholder agrees that the representations, warranties and covenants herein shall survive the Shareholder's acquisition of Convertible Preferred Shares.





                            [Signature on next page]

                                SIGNATURE PAGE



Name of Shareholder

---------------------------------------------------

By:
         ---------------------------------------------------
         Signature of Shareholder or of authorized signatory

         ----------------------------------------------------
               Please Print Name of authorized signatory

         ---------------------------------------------------
                   Capacity of authorized signatory

Date:
      ---------------

                      CERTIFICATE OF AUTHORIZED SIGNATORY
                       (INSTITUTIONAL SHAREHOLDERS ONLY)



         I hereby certify that I am a duly authorized representative of Shareholder and that I am duly authorized to execute and submit this Letter on behalf of the Shareholder and to thereby legally bind the Shareholder. I agree to fly indemnify and hold the Company harmless from any and all claims, actions and causes of action whatsoever which may result from a breach of the representation contained in this paragraph.


         Date:
               -----------------                   -------------------------
                                                   (Signature)

                                                   -------------------------

                                                   (Print name)

                                  SCHEDULE 6.9

                                RECAPITALIZATION

Effect of canceled debt as of closing :


Lee Family Limited Partnership
7113 W. Sack Drive
Glendale, AZ  85308
EIN # : 86-0793342
                          $ 137,020.63 Loan to InfoPak, Inc.
                          $  33,018.82 Interest on Loan (Accrued thru 8/31/95)
                          ----------------------
                          $ 170,039.45 Total Due from InfoPak, Inc. *

                          * Dimensional Visions Group, Ltd. to issue 17,004
Series P Convertible Preferred Stock ( " DVG Series P Shares " ) at closing to effectively cancel the above debt. Each share of the DVG Series P shares shall be convertible into ten shares of DVG Common Stock.



Robert Huskins
42 Shady Vista Road
Rolling Hills Estates, CA  90274
SS # : ###-##-####
                          $ 144,413.40 Loan to InfoPak, Inc.
                          $  32,359.81 Interest on Loan (Accrued thru 8/31/95)
                          ----------------------
                          $ 176,773.21 Total Due from InfoPak, Inc. *

                          * Dimensional Visions Group, Ltd. to issue 17,677
Series P Convertible Preferred Stock ( " DVG Series P Shares " ) at closing to effectively cancel the above debt. Each share of the DVG Series P shares shall be convertible into ten shares of DVG Common Stock.

                                 SCHEDULE 7.11

                              NOTES NOT CANCELLED



Back Payments :

                          John E. Matlock  $ 40,751.04

                          Bruce D. Sandig  $ 21,588.96

           APPENDIX II - SECTION 10-081 OF THE ARIZONA CORPORATE LAW

DISSENTERS' RIGHTS                                    SECTION 10-081
CH. 1

SECTION 10-081.  RIGHTS OF DISSENTING SHAREHOLDERS

  A. To be entitled to compensation as a dissenting shareholder to a merger or consolidation, a shareholder must:

  1. File written objection to the proposed merger or consolidation as provided herein.

  2. Not vote in favor of the proposed merger or consolidation as provided herein.

  3.  Make a demand for compensation as provided herein.

  B. Any shareholder electing to exercise such right of dissent shall file with the corporation, prior to the taking of the vote at the meeting of shareholders at which such proposed merger or consolidation is submitted to a vote, a written objection to such proposed merger or consolidation stating the shares and certificate numbers to which such objection applies. The corporation surviving or resulting from any merger or consolidation shall within ten days after such meeting notify each shareholder of any corporation so merging or consolidating who objected thereto in writing and whose shares either were not entitled to vote or were not voted in favor of the merger or consolidation and who filed such written objection with the corporation before the taking of the vote on the merger or consolidation, that the merger or consolidation has been approved. Shareholders not entitled to such notice shall be bound by such merger or consolidation and shall continue to enjoy the rights of a shareholder as though written objection was not filed. Such notice shall likewise be given to each shareholder whose corporation approved of the merger or consolidation pursuant to Section 10-075, without a meeting of the shareholders, and who either did not, or had no right to, consent in writing to such merger or consolidation.

  C. Such notices shall contain an offer by the corporation to purchase the shares as to which the shareholder objected and shall be accompanied by a balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date not more than twelve months prior to such meeting of shareholders, and a profit and loss statement of such corporation for the twelve months' period ended on the date of such balance sheet.

  D. If within twenty days after the date of mailing by the corporation surviving or resulting from the merger or consolidation of the notice and offer, any such shareholder shall demand in writing payment for his shares in accordance with the offer, the surviving or resulting corporation shall, within thirty days after the expiration of the period of twenty days, pay to him the consideration offered for his shares upon surrender of the certificate or certificates representing such shares.

  E. To be entitled to compensation as a dissenting shareholder to a sale or exchange of all or substantially all of the property and assets of the corporation as defined in Section 10-080, a shareholder must:

SECTION 10-081                                 CORPORATIONS AND ASSOCIATIONS
                                                                    TITLE 10


  1. File written objection to the proposed sale or exchange as provided herein.

  2.  Not vote in favor of the proposed sale or exchange as provided herein.

  3.  Make a demand for compensation as provided herein.

  F. Any shareholder electing to exercise such right of dissent shall file with the corporation, prior to the taking of the vote at the meeting of shareholders at which such proposed sale or exchange is submitted to a vote, a written objection to such proposed sale or exchange stating the shares and certificate numbers to which such objection applies. The corporation shall within ten days after such meeting notify each shareholder who objected thereto in writing and whose shares either were not entitled to vote or were not voted in favor of the sale or exchange and who filed such written objection with the corporation before the taking of the vote, that the sale or exchange has been approved. Shareholders not entitled to such notice shall be bound by such sale or exchange and shall continue to enjoy the rights of a shareholder as though written objection was not filed. Such notices shall also contain an offer by the corporation to purchase the shares as to which the shareholder objected and shall be accompanied by a balance sheet of the corporation as of the latest available date not more than twelve months prior to the making of such offer, and a profit and loss statement of such corporation for the twelve months' period ended on the date of such balance sheet.

  G. If within twenty days after the date of mailing by the corporation of the notice and offer, any such shareholder shall demand in writing payment for his shares in accordance with the offer, the corporation shall, within thirty days after the expiration of the period of twenty days, pay to him the consideration offered for his shares upon surrender of the certificate or certificates representing such shares.

  H. If the demand of the shareholder exceeds the offer, the corporation and the shareholder may negotiate the fair value during the thirty days after the expiration of the twenty days and if agreement is reached during that period the corporation shall pay the shareholder within fifteen days after the surrender of the certificate or certificates representing such shares.

  I. Upon payment of the agreed value the dissenting shareholders shall cease to have any interest in such shares. Any shareholder entitled to and given notice who fails to make demand within the twenty day period shall be bound by the corporate action taken at the shareholders' meeting and any corporate proceedings which may have been taken during the interim and shall continue to be entitled to enjoy the rights of a shareholder.

  J. If during the period of thirty days following the period of twenty days provided for herein the corporation and any such shareholder fail to agree upon the fair value of such shares, any such shareholder, or the corporation surviving or resulting from the merger or consolidation, or a corporation selling substantially all of its assets, may commence an action, within four months after such thirty day period, in the superior court in any county where a known place of business of the selling corporation or any corpora-

DISSENTERS' RIGHTS                                               SECTION 10-081
CH. 1

tion involved in such merger or consolidation is or was located. If more than one such action is commenced within the four months period they shall be consolidated. There shall be no right to trial by jury in any action filed pursuant to this section.

  K. The fair value of a share shall be fixed as of the day prior to that on which the shareholder's vote was taken, provided that in no event shall the amount thereof exceed that specified in the demand of the particular shareholder. There shall be excluded from the fair value any increase or decrease attributable to the merger or consolidation or sale, or any proposects of the merger or consolidation or sale prior thereto.

  L. The court shall determine which shareholders have complied with the provisions of the section and have become entitled to the valuation of and payment for their shares. The court may in its discretion appoint a master to have such powers and authority as are conferred upon masters by law, by the rules of civil procedure for the superior courts of Arizona or by the order of appointment. The master's report shall be subject to exceptions to be heard before the court, both upon the law and the facts. The court shall by its judgment determine the value of the stock of the shareholders entitled to payment by the surviving, selling or resulting corporation therefor and shall direct the payment of such value together with interest, if any, at a rate and from a date determined by the court in its discretion, to the shareholders entitled thereto upon the transfer to such corporation of the certificates representing such shares. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

  M. The costs of any such action shall be determined by the court and shall be assessed as the court may deem equitable. The court, in its discretion, may award to any party such party's expenses, including reasonable attorney's fees and expenses for experts employed by such party, in the event that the ultimate determination of fair value varied materially from what had been offered or demanded by the opposite party.

  N. The court may require at any stage of the action, that the shareholders who demanded payment of their shares submit their certificates to the corporation for notation thereon of the pendency of the action, and if any shareholder fails to comply with such direction, the court may dismiss the proceedings as to such shareholder. If shares represented by a certificate on which notation has been so made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

  O. Any shareholder who has demanded payment for his shares as herein provided shall not thereafter be entitled to vote such shares for any purpose or be entitled to exercise any other rights of a shareholder including, without limitation, the right to the payment of dividends or other distribution on those shares, except dividends or other distribution payable to shareholders of

SECTION 10-081                                     CORPORATIONS AND ASSOCIATIONS
                                                                        TITLE 10

record at a date which is prior to that on which the shareholder's vote was taken, unless the action to be filed in the superior court as provided for herein shall not be filed within the time provided, or the action be dismissed as to such shareholder, or unless such shareholder shall with the written approval of the corporation deliver to the corporation a written withdrawal of his objections to and an acceptance of the merger or consolidation, in any of which cases the right of such shareholder to payment for his shares shall cease and he shall be bound by the corporate action taken at the shareholders' meeting and any corporate proceedings which may have been taken in the interim.

  P. Shares acquired by a corporation pursuant to payment of the agreed value therefor or to payment of the judgment entered therefor, as in this section provided, may be held and disposed of by such corporation as in the case of other treasury shares, except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.
Added by Laws 1975, Ch. 69, Section 2. eff. July 1, 1976. Amended by Laws 1976, Ch. 148, Section 39.

                        HISTORICAL AND STATUTORY NOTES


SOURCE:
  Laws 1912, Ch. 49, Sections 13,15.
  Civ.Code 1913, Sections 2105, 2107.
  Rev.Code 1928, Section 592.
  Laws 1939, Ch. 80, Section 1.
  Laws 1939, Ch. 81, Section 7.
  Code 1939, Section 53-507.
  Laws 1953, Ch. 125, Section 1.
  Code 1939, Supp. 1953, Section 53-306.
  A.R.S. former Sections 10-347, 10-363.

   The 1976 amendment deleted "also" preceding "contain" and "and" preceding "not more than twelve months" in subsec. C; substituted "payment for his shares" for "payment of the fair value of his shares" and "paid to him the consideration offered for his shares" for "pay to him the fair value of his shares" in subsec. D; deleted "and" preceding "not more than twelve months" in the last sentence of subsec. F; substituted "payment for his shares" for "payment of the fair value of his shares" and "the consideration offered for his shares" for "the fair value of his shares" in subsec. G; deleted the comma following "entitled to" and substituted "corporate action taken at the shareholders meeting" for "terms of the merger or consolidation" in subsec. I; inserted "or a corporation selling substantially all of its assets" and "the selling corporation or" in the first sentence of subsec. J; inserted "or sale" in two places in the second sentence of subsec. K; inserted "by the surviving, selling or resulting corporation" and substituted "entitled thereto upon the transfer to such corporation of the certificates" for "entitled thereto by the surviving or resulting corporation upon the transfer to it of the certificates" in subsec. L; and deleted "on the proposed merger or consolidation" following "shareholder's vote was taken", and substituted "shall be bound by the corporate action taken at shareholders meeting" for "shall be bound by the merger or consolidation" in subsec. O.

REVISER'S NOTE:

   Pursuant to authority of Section 41-1304.02, the apostrophe was inserted following "shareholders" in subsections I and O, and "the" was inserted preceding "shareholders' meeting" in subsection O.


                               CROSS REFERENCES

Title insurers, corporate acquisitions other than by merger or consolidation, see Section 20-1577.


                            LAW REVIEW COMMENTARIES

  Model articles of incorporation with annotations. David L. Cocanower and John L. Hay, 17 Ariz.Law Rev. 600 (1975).

DISSOLUTION AND LIQUIDATION
CH. 1


                              LIBRARY REFERENCES

  Corporations -- 182.4, 584
  WESTLAW Topic NO. 101.
  C.J.S. Corporations Sections 515, 516, 1612 et seq.


                              NOTES OF DECISIONS

CONSENT  3
INSOLVENT COMPANY  2
RIGHTS AND REMEDIES OF DISSENTING SHAREHOLDERS  4
VESTING OF ASSETS  1

                                   -------

1. VESTING OF ASSETS

  Where no merger took place between corporation and other corporation acquiring majority of its stock, latter did not succeed to assets and property of former. Steinfeld v. Copper, State Mining Co. (1930) 37 Ariz. 151, 290 P. 155.

2.  INSOLVENT COMPANY

  Minority stockholders of a corporation which for all practical purposes is insolvent, may not object to transfer of the assets to a newly formed company. Alger v. Brighter Days Min. Corp. (1945) 63 Ariz. 135, 160 P.2d 346.

  Transfer of assets of an insolvent corporation is not fraud on rights of dissenting stockholders where is appears that nothing could have been salvaged if transfer had not been made. Id.

3.  CONSENT

  Consent by dissenting minority stockholders to consolidation by accepting stock of consolidated company did not bind them, where corporations were under common control, unless they understood their antecedent legal rights. Garrett
v. Reid-Cashion Land & Cattle Co. (1928) 34 Ariz. 245, 270 P. 1044, rehearing denied 34 Ariz. 482, 272 P. 918.

  Minority stockholders' acceptance of stock in consolidated corporation was not a ratificaton of consolidation previously accomplished without their consent, where they believed they were bound by decision of majority. Id.

4.  RIGHTS AND REMEDIES OF DISSENTING SHAREHOLDERS

  Under Arizona law, if stockholder wanted to contest legality of merger of his corporation with another which was to continue in existence as surviving corporation, stockholder should have done so in direct action for such purpose and merger was not subject to collateral attack by the stockholder in his derivative diversity action for diversion of the first corporation's assets. Niesz v. Gorsuch (C.A.1962) 295 F.2d 909.

  In order for shareholder to be entitled to payment in cash of fair market value of his stock upon consolidation of his corporation with another, he must allege and prove that he voted against or dissented from the merger. Waite v. Old Tucson Development Co. (1974) 22 Ariz.App. 517, 528 P.2d 1276.

  Crediting of item of good will to cattle raising corporation on merger with sheep raising corporation was unauthorized as to dissenting stockholders of latter company. Garrett v. Reid-Cashion Land & Cattle Co. (1928) 34 Ariz. 245, 270 P. 1044, rehearing denied 34 Ariz. 482, 272 P. 918.

  Corporation purchasing at its own price, on consolidation, assets of other corporation, through instrumentality of common owners and officers, was under duty to return assets or account to nonconsenting stockholders of other corporation for their stock. Id.


              ARTICLE 7.  VOLUNTARY DISSOLUTION AND LIQUIDATION

        Former Article 7, Uniform Stock Transfer Act, consisting of Sections 10-231 to 10-254, was repealed by Laws 1967, Ch. 3, Section 6, effective January 1, 1968 and Laws 1975, Ch. 69, Section 1, effective July 1, 1976. See Historical and Statutory Notes following Section 10-231.


                               CROSS REFERENCES

Banks, dissolution, see Section 6-395 et seq.
Business development corporations, dissolution, see Section 10-966. Close corporations, see Section 10-201 et seq.
Electric cooperative nonprofit membership corporations, dissolution, see
Section 10-777.

                                               CORPORATIONS AND ASSOCIATIONS
                                                                    TITLE 10

Involuntary dissolution, see Section 10-094 et seq.
Savings and loan associations, liquidation, see Section 6-467.


                        ADMINISTRATIVE CODE REFERENCES

Insurance, withdrawal from, see A.C.R.R. R4-14-303.


                           LAW REVIEW COMMENTARIES

  Business Corporation Act, procedures and forms.  David L. Cocanower and John
L. Hay, 17 Ariz.Law Rev. 568 (1975)

  Formation and operation of a corporation, Robert Karl Rogers, 12 Ariz. Bar J. No. 2, p. 4 (1976).


SECTION 10-082.  VOLUNTARY DISSOLUTION BY INCORPORATORS

  A. A corporation which has not commenced business and which has not issued any shares, may be voluntarily dissolved by its incorporators at any time in the following manner:

  1. An original and one or more copies of articles of dissolution shall be executed by a majority of the incorporators, and their signatures shall be acknowledged, and shall set forth:

  (a) The name of the corporation.

  (b) The date of its incorporation.

  (c) That none of its shares has been issued.

  (d) That the corporation has not commenced business.

  (e) That the amount, if any, actually paid in on subscriptions for its shares, less any part thereof disbursed for necessary expenses, has been returned to those entitled thereto.

  (f) That no debts of the corporation remain unpaid.

  (g) That a majority of the incorporators elect that the corporation be dissolved.

  2. The original and one or more copies of the articles of dissolution shall be delivered to the commission. The commission shall, after determining that such articles appear in all respects to conform to the requirements of this chapter and to law, file such articles in the manner provided in Section 10-055.

  B. Upon the filing of such articles of dissolution with the commission, the existence of the corporation shall cease.

Added by Laws 1975, Ch. 69, Section 2, eff. July 1, 1976.


                        HISTORICAL AND STATUTORY NOTES

  For effective date provisions of Laws 1975, Ch. 69 and Laws 1976, Ch. 69 and Laws 1976, ch. 148, see Historical and Statutory Notes following Section 10-002.

1975 REVISER'S NOTE:

  In subsection A, paragraph 1, a comma was inserted following "acknowledged" and in subsection B "the" inserted before "commission" pursuant to authority of
Section 41-1304.02

APPENDIX III - ASSET PURCHASE AGREEMENT DATED SEPTEMBER 6, 1995 WITHOUT
SCHEDULES

                            ASSET PURCHASE AGREEMENT


                 This Asset Purchase Assignment and Royalty Agreement is made as of the 6th day of September 1995, by and between InfoPak, Inc. ("InfoPak"), an Arizona corporation located at 8855 N. Black Canyon Highway, Phoenix, Arizona 85021, Sean F. Lee, an individual residing at 7113 West Sack Drive, Glendale, Arizona 85308, John Matlock, an individual residing at 19960 North Denaro Drive, Glendale, Arizona 85308 and Bruce Sandig, an individual residing at 13247 N. 2nd Place, Phoenix, Arizona 85022 (collectively the "Sellers").

                 RECITALS:

                 A. InfoPak sells the InfoReader, a hand-held computer device which contains a memory card containing residential real estate listings, to several retail distributors.

                 B. The Sellers have developed a digital sound Device (defined below), known as the "SmallTalk Device(TM)", which permits a Chip (defined below) mounted on a circuit board and attached to a card to be inserted into speaker system Hardware (defined below), which transmits recorded messages or music at various sound quality levels.

                 C. The Sellers have also developed certain Software (defined below), which permits the programming and playback of a message on the Chip.

                 D. InfoPak has entered into a letter of intent with InfoPak Acquisition Co., a wholly owned subsidiary of Dimensional Visions Group, Ltd. ("DV3D"), a Delaware corporation, to be acquired in a stock-for-stock transaction.

                 E. Management of DV3D believes that synergies of business exist between technology used in the Device and certain proprietary technology of DV3D.

                 F. Management of InfoPak has developed numerous contacts with distributors and has the capability and desire to manufacture and market the Device.

                 G. Subject to the terms and conditions of this Agreement, Sellers desire to sell and assign the proprietary technology included within and "know how" and design specifications of the Hardware and all assets related to the Device, whether tangible or intangible, and the Software and all rights thereto to InfoPak and InfoPak desires to purchase the same and to manufacture, market and sell the Device to the end user.

                 AGREEMENT:

                 NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, the parties hereto agree as follows:

                 1.       Sale and Assignment of Hardware, Software and Device.

                          (a)     Hardware.  Sellers hereby sell, assign,
transfer, convey and deliver to InfoPak all right, title and interest without reservation in and to the proprietary technology included within and "know how" and design specifications of the Hardware described in Schedule "A" attached hereto (collectively, the "Hardware") and agree that InfoPak shall have the exclusive right to manufacture and distribute the Hardware.

                          (b)     Software.  Sellers hereby sell, assign,
transfer, convey and deliver to InfoPak all right, title and interest without reservation in and to the proprietary software program described in Schedule "B" attached hereto (such program, together with related object codes, source codes, updates and enhancements are referred to collectively as the "Software").

                          (c)     Device.  Sellers hereby sell, assign,
transfer, convey and deliver to InfoPak all right, title and interest without reservation in and to the device known as the "SmallTalk Device", as more fully described on Schedule "C" and the right to enhance, modify, update, market, distribute and sell the SmallTalk Device and any part or subset of the components thereof as well as subsequent updates or enhancements thereto made by Sellers, if any (collectively, the "Device").

                          (d)     Intangible Assets.  Sellers hereby sell,
transfer, convey and deliver without reservation to InfoPak all intangibles including, without limitation, any trade names, service markets, trademarks and other identifying material include but not limited to the name "SmallTalk(TM)" and "SmallTalk Device(TM)" (collectively the "Other Intangibles").

                 2. Purchase Price. As payment for the sale of assets set forth in Section 1 above, no later than sixty days after the end of each fiscal quarter, InfoPak shall remit to each Seller payment equal to one percent (1%) of Net Revenues (for a total of three percent (3%) of Net Revenues collectively to the Sellers) generated during each fiscal quarter from the sale of the Device, the Hardware, and the Software (the "Purchase Price"). Notwithstanding any language to the contrary contained herein, for any quarter in which sales of the Device, Hardware and Software generate gross profit (the "Gross Profit") which is insufficient to pay the Purchase Price, then Gross Profit shall be due and payable to Sellers on a pro rata basis or, if no Gross Profit is generated, no Purchase Price shall be paid. So long as gross revenues are collected from the sale of the Device, the Purchase Price shall be paid to Sellers or their assigns until the earlier of seventeen years from the date hereof or the term of any patent for the Device or Hardware or Other Intangibles. Net Revenues means gross revenues received from sale or license of the Hardware, Software and/or Device to distributors and customers less returns.

                 3.       Representations and Warranties; Disclaimer; Damages.

                          (a)     InfoPak.  InfoPak hereby represents and
warrants that it shall use reasonable business efforts to market the Device.

                          (b)     Sellers.  Sellers, jointly and severally,
hereby (i) represent and warrant that they have the sole legal right to enter into this Agreement and to sell the Hardware, the Software, the Device and the Other Intangibles, including components produced by third parties and that no other person or entity has any rights directly or indirectly in the Hardware, Software, the Device and the other Intangibles; (ii) that the Hardware, Software, the Device and the other Intangibles are being conveyed free and clear from any prior assignment, grant license, claim lien or other encumbrances whatsoever (iii) DISCLAIM ALL WARRANTIES EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY IMPLIED CONDITIONS OR WARRANTIES OF MERCHANTABILITY

AND FITNESS FOR A PARTICULAR PURPOSE AND OF ANY OTHER WARRANTY OBLIGATION and make no warranty or representation to assume or create any obligations on behalf of manufacturers of any third party components incorporated in or provided with the Device, except that Assignors warrant that the Hardware, the Software and the Device conform to the specifications provided to InfoPak and described in Schedules A, B and C.

                          (c)     R & D Device.  INFOPAK UNDERSTANDS AND
ACKNOWLEDGES THAT THE DEVICE HAS BEEN DEVELOPED ONLY IN A PROTOTYPE FORM, HAS NOT UNDERGONE EXTENSIVE TESTING FOR DEFECTS OR ERRORS RESULTING FROM FAULTY DESIGN, HAS NOT BEEN PRODUCED IN MASS QUANTITIES, HAS NO PATENT, TRADE NAME, TRADEMARK OR INTELLECTUAL PROPERTY REGISTRATION NOR HAS ANY ASSIGNOR APPLIED FOR ANY SUCH REGISTRATION; AND THAT Sellers HAVE NOT LOCATED A RELIABLE AND AVAILABLE SUPPLY OF CUSTOMIZED COMPONENTS USED TO MANUFACTURE THE DEVICE NOR COMPLETED MARKET SURVEYS OR TESTING TO DETERMINE THE LEVEL OF INTEREST, IF ANY, FOR THE DEVICE. INFOPAK FURTHER UNDERSTANDS AND ACKNOWLEDGES THAT Sellers ARE UNDER NO OBLIGATION TO MODIFY, UPDATE OR RE-ENGINEER THE DEVICE, CORRECT ANY FLAW IN THE DESIGN OF THE HARDWARE OR MODIFY OR REWRITE THE SOFTWARE.

                          (d)     Limitation on Liability.  EXCEPT AS SPECIFIED
WITHIN THIS SECTION, IN NO EVENT SHALL ANY ASSIGNOR OR THE Sellers COLLECTIVELY BE LIABLE TO ANYONE FOR SPECIAL, COLLATERAL, EXEMPLARY, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER

AS A RESULT OF TORTUOUS CONDUCT OR BREACH OF WARRANTY OR BREACH OF ANY OF THE PROVISIONS OF THIS AGREEMENT EVEN IF Sellers HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Assignor's entire liability under any circumstances shall not exceed the lesser of: (i) the actual cost of, or (ii) the Purchase Price paid by InfoPak to Sellers and allocable to the specific design flaw causing the damage.

                 4. Covenants of InfoPak. InfoPak understands and acknowledges that the Device and the technology contained therein are in their developmental stages and that the Device, the Hardware, and/or the Software may undergo significant transformation, may be used for different applications, or may be incorporated into other products. InfoPak hereby covenants and agrees to pay the Purchase Price in full and without downward adjustment regardless of the extent of enhancement, upgrading or transformation of the Hardware, Software or Device made by InfoPak.

                 5. Failure to Make Quarterly Payments. Should InfoPak fail to make any quarterly payments of Purchase Price to any Assignor as described in Section 2 on or before thirty days after it is due, InfoPak shall pay a penalty fee of ten percent (10%) of the unpaid Purchase Price, plus interest shall accrue at an annual interest rate of ten percent (10%) on all unpaid amounts or if the courts deem such rate unreasonable, at a reasonable interest rate.

                 6.       Indemnity.

                          (a)     By Sellers.  Sellers, jointly and severally,
agree to defend, indemnify, and hold InfoPak harmless from damages awarded by a competent tribunal for any claim, liability or cause of action brought against InfoPak as a result of any this Agreement including but not limited to allegation that by use of the Hardware, Software, Device or Other Intangibles or exercise of a right conferred herein, InfoPak has infringed on some U.S. patent, copyright, trade secret, property right or trademark of a third party, provided that InfoPak shall have promptly given to each Assignor notice in writing of such claim, liability, or action, or any threat thereof, together with all reasonable authority, information, and assistance to negotiate, defend or settle the same.

                          (b)     By InfoPak.  InfoPak agrees to defend,
indemnify, and hold each Assignor harmless from damages awarded by a competent tribunal for any claim, liability or cause of action brought against each Assignor as a result of any allegation that the Device has directly or indirectly caused harm or damage to a third party.

                 7. Verification. To the extent reasonably necessary to verify compliance with this Agreement, InfoPak agrees to permit, assist and assure each Seller and agents of each Seller access to premises and records to determine gross revenues generated by sale of the Device, Hardware and/or Software and Gross Profit resulting from the sale of the Device, Hardware and/or Software. In the event the Sellers and InfoPak cannot agree as to the amount of the net Gross Profit, the parties shall submit to InterPak's independent auditors (the "Accounting Firm") for final and binding determination as to the proper amount of Gross Profit.

                 8. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of InfoPak, Sellers and their successors and assigns.

                 9. Approval of InfoPak Shareholders. This Agreement shall not be effective until it has been approved by holders of a majority of the Common Shares of InfoPak.

                 10. Modification, Waiver or Amendment. The provisions of this Agreement may not be modified, amended or waived except by a written instrument executed by the parties. The waiver of any provision of this Agreement by either party shall not constitute a waiver of any subsequent occurrences or transactions unless the waiver, by its terms, constitutes a continuing waiver.

                 11. Arbitration. Any controversy or claim arising out of or related to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial

Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Any arbitration hearings shall be held in Phoenix, Arizona.

                 12.      Miscellaneous.

                          (a)     Governing Law.  This Agreement shall be
interpreted and construed in accordance with the laws of the State of Arizona as applied to residents of Arizona.

                          (b)     Attorneys' Fees.  In the event of any
litigation between the parties hereto arising out of the terms, conditions and obligations expressed in this Agreement, the prevailing party in such litigation shall be entitled to recover reasonable attorneys' fees incurred in connection therewith.

                          (c)     Severability.  In the event that any
provisions herein shall be legally unenforceable, the remaining provisions nevertheless shall be carried into effect.

                          (d)     Counterparts.  This Agreement may be executed
in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                          (e)     Waiver.  The waiver by any party of a breach
of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach of the same provision or any other provision of this Agreement.

                          (f)     Headings.  The subject headings to the
sections in this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

                          (g)     Payment and Calculation of Purchase Price.
On or before thirty (30) days after the end of each quarter, InfoPak shall mail to each Seller written a calculation of (i) Net Revenues collected form the sale of the Device, Hardware and Software and (ii) Gross Profit. Enclosed with such written calculation shall be a check in the proper amount made payable to Seller. Payments and all correspondence shall be sent to the following addresses:

                                  Bruce Sandig
                                  13247 N. 2nd Place
                                  Phoenix, Arizona   85022

                                  Sean F. Lee
                                  7113 West Sack Drive
                                  Glendale, Arizona   85308

                                  John Matlock
                                  19960 North Denaro Drive
                                  Glendale, Arizona   85308

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                       INFOPAK, INC., an Arizona corporation



                       By:/s/ Sean F. Lee
                          -----------------------------------
                          Sean F. Lee, President



                       Sellers:


                          /s/ John Matlock
                       --------------------------------------
                          JOHN MATLOCK


                          /s/ Bruce Sandig
                       --------------------------------------
                          BRUCE SANDIG


                         /s/ Sean F. Lee
                       --------------------------------------
                          SEAN F. LEE

                                               -----------------------------
                                               Name of Shareholder



                                               ------------------------------
                                               Name of individual completing
                                               form on behalf of Institutional
                                               Shareholder (if applicable)


                        INVESTMENT REPRESENTATION LETTER

                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)


Dimensional Visions Group, Ltd.
718 Arch Street, Suite 202N
Philadelphia, Pennsylvania 19106

Ladies and Gentlemen:

         The holder of shares of InfoPak, Inc. ("InfoPak") named above (the "Shareholder") hereby furnishes Dimensional Visions Group, Ltd. (the "Company") the information, and makes the representations and warranties, set forth herein to indicate whether the Shareholder is a suitable purchaser of the Company Series I Convertible Preferred Shares (the "Convertible Preferred Shares") in the Company in connection with the merger of InfoPak with and into the Company or a wholly-owned subsidiary of the Company and the resulting conversion of shares of InfoPak common stock into Convertible Preferred Shares. As a condition precedent to investing in the Company, the Shareholder hereby represents, warrants, covenants and agrees as follows:

         The Shareholder understands that the Convertible Preferred Shares are being offered and sold without registration under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, in reliance upon the private offering exemption contained in Section 4(2) of the Act and Regulation D thereunder and certain exemptions under state securities laws, and that such reliance is based in part on the representations made and information supplied herein. For the foregoing reasons, the Shareholder represents and warrants that the statements checked below and the information stated herein are true, accurate and complete to the best of the Shareholder's knowledge and belief, and the Shareholder agrees to notify the Company and supply corrective information promptly if, prior to the consummation of its purchase of Convertible Preferred Shares, any of such information becomes inaccurate or incomplete.

         1. INSTITUTIONAL SHAREHOLDERS ONLY. The Shareholder represents, warrants ad certifies that it falls within the categories of Accredited Investor indicated by the check marks in the appropriate spaces below:

               (a)        a bank, as defined in Section 3(a)(2) of
         ----- the Act, or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Act which is acting:

                                      in its own capacity; or
                          --------
                                      as a fiduciary on behalf of an investor;
                          -------

               (b)        a trust, with total assets in excess of
         ----- $5,000,000, not formed for the specific purpose of acquiring Convertible Preferred Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial, business and real estate matters that he is capable of evaluating the merits and risks of an investment in the Convertible Preferred Shares;

               (c)        an organization described in Section 501
         ----- (c)(3) of the Internal Revenue Code of 1986, or a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring Convertible Preferred Shares, which has total assets in excess of $5,000,000; or

               (d)        an entity in which all of the equity owners:
         -----
                          ______ qualify as Accredited Investors under category ___above; or

                          ______ qualify as individual Accredited Investors under the tests set forth in paragraphs (h), (i) or
                          (j) of question 3 below.

NOTE:    AN INSTITUTIONAL SHAREHOLDER THAT DOES NOT FALL WITHIN ONE OF THE
FOREGOING CATEGORIES IS NOT AN "ACCREDITED INVESTOR" AND THE INDIVIDUAL WHO IS DIRECTING THE PURCHASE OF CONVERTIBLE PREFERRED SHARES FOR ANY SUCH INSTITUTIONAL SHAREHOLDER SHOULD ANSWER QUESTION 4 BELOW.

         2. INSTITUTIONAL SHAREHOLDERS ONLY. The Shareholder represents and warrants that the Shareholder is considered a

United States resident for federal income tax purposes and that the following information is true, accurate and complete to the best of the Shareholder's knowledge:

         Name of Shareholder:
                                               -----------------------------
         Address of principal office
           (including Zip Code):


                                               -----------------------------
                                               -----------------------------
                                               -----------------------------
         Telephone No.:
                                               -----------------------------
         Federal Taxpayer I.D. No.:
                                               -----------------------------



         Type of organization
         (check one):

                 Corporation:                  Limited Partnership:
                                       ----                              -----

         General Partnership:                  Trust:
                                       ----                              -----
                                               Other (specify):
                                                                         -----
         Nature of business:
                                        -------------------------------
          Date of organization:
                                        -------------------------------
         Jurisdiction of incorporation
           or organization:
                                         ------------------------------
         Number of equity owners:
                                         ------------------------------
         Current net worth
           of Shareholder(1)
                                         ------------------------------


(1) "NET WORTH" MEANS THE EXCESS OF TOTAL TANGIBLE ASSETS AT CURRENT VALUE OVER TOTAL LIABILITIES.


         The following information must be furnished with respect to the individual completing this Letter on behalf of the Institutional Shareholder:

         Name:
                                           ----------------------------
         Position with Shareholder:
                                           ----------------------------
         Address (if different
           from address above):
                                           -----------------------------------

                                           -----------------------------------

         Telephone No.:
                                           -----------------------------------

         3. INDIVIDUAL SHAREHOLDERS ONLY. The Shareholder represents, warrants and certifies that the following information relative to the Shareholder and the Shareholder's suitability as an investor in the Company is true, correct and complete.

         (a)     Full Name:
                           -----------------------------------------

         (b)     Residence Address:
                                   ---------------------------------

                 ---------------------------------------------------

         (c)     Telephone:
                           -----------------------------------------

         (d)     Age:
                     -----------------------------------------------

         (e)     Occupation:
                            ----------------------------------------

         (f) Employer and period employed (if term of employment is less than one year, provide the name and address of your prior employer):

                 -------------------------------------------------------

         (g)     Social Security Number:
                                        --------------------------------

         (h)     Does your net worth(1) exceed $1,000,000?
                 Yes      No
                     ----    ----

         (i) Was your individual income(2) (not joint with spouse) in each of the two most recent years in excess of $200,000 and do you reasonably expect that in the current year it will be in
                 excess of $200,000? Yes       No
                                         -----    -----

         (j) Was your and your spouse's joint income in each of the two most recent years in excess of $300,000 and do you reasonably expect that in the current year such joint income will be in
                 excess of $300,000? Yes      No
                                         ----    ----

         IF YOU DID NOT ANSWER YES TO AT LEAST ONE OF (h), (i) OR (j) ABOVE YOU ARE NOT AN ACCREDITED INVESTOR AND YOU SHOULD ANSWER QUESTION 4 BELOW.

         4. NON-ACCREDITED INVESTORS ONLY. The Shareholder, in the case of an Individual Shareholder, or, in the case of an Institutional Shareholder, the individual who is directing the purchase of Convertible Preferred Shares for such Institutional Shareholder, represents, warrants and certifies that the following information is true, correct and complete:

         (a)     Have you ever been subject to bankruptcy, reorganization or
                 debt restructuring? Yes     No
                                         ---    ---

                 If Yes, please provide details:

                 -------------------------------------------------------
                 -------------------------------------------------------
                 -------------------------------------------------------



-------------------
(1) For purposes of this question, net worth means total assets less total liabilities. You may include your spouse's net worth and may include the value of your home, furnishings and automobiles.

(2) Income may be calculated by starting with Adjusted Gross Income and adding the deductions taken for partnership losses allocated to you and IRA and/or Keogh plan contributions.

(b)      Are there suits pending or judgments outstanding against you which
         would adversely affect your financial condition? Yes      No
                                                              ----    ----

         If Yes, please provide details:
                                        --------------------------------------
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------

(c)      Business or professional education and degrees:

         School           Field of Study                    Degree           Year Conferred
         ------           --------------                    ------           --------------

         -----------------------------------------------------------
         -----------------------------------------------------------
         -----------------------------------------------------------

(d) Please describe briefly the principal positions (and nature of duties) you have held during the last three years or, if graduated less than three years, since graduation from college. Specific employers need not be identified. Also, list any professional licenses or registrations, including bar admissions, accounting certificates, real estate brokerage and SEC or broker/dealer registrations held by you. What is sought is a sufficient description to enable the Company to determine the extent of your vocationally-related experience in financial and business matters.

         -----------------------------------------------------------
         -----------------------------------------------------------
         -----------------------------------------------------------
         -----------------------------------------------------------
         -----------------------------------------------------------
         -----------------------------------------------------------

(e)      (i)     Please indicate the frequency of your investment in securities which are not readily marketable:

                        Often             Occasionally
                 ------           ------

                        Seldom            Never
                 ------           -------

         (ii) Please check those of the following types of investments in which you have participated:

                 -----    Tax shelters.
                 -----    Private placements of securities.
                 -----    Real Estate.
                 -----    Oil and gas investments.
                 -----    Equipment leasing shelters.

                          Were you required to use a purchaser representative
                          for such private placements? Yes     No
                                                           ---    ---

         (f) Please indicate in the space provided below any additional information which you think may be helpful in enabling the Company to determine that your knowledge and experience in financial and business matters is sufficient to enable you to evaluate the merits and risks of this investment:

         -----------------------------------------------------------
         -----------------------------------------------------------
         -----------------------------------------------------------
         -----------------------------------------------------------
         -----------------------------------------------------------
         -----------------------------------------------------------

         (g) Unless you have invested in similar types of private offerings and/or have knowledge and experience in financial and business matters such that you alone are capable of evaluating the merits and risks of an investment in the Company, you will not be entitled to invest in the Company. Please indicate whether you believe you are so qualified by answering the question below.

                 I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Company.

                 Yes     No
                     ---    ---

         5. The Shareholder represents and warrants that any Convertible Preferred Shares being acquired are being acquired by the Shareholder solely for the Shareholder's own account (or as fiduciary on behalf of another investor in the event so indicated in Paragraph 1 above), for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; the Shareholder has no agreement or other arrangement, formal or informal, with any person to sell, transfer, pledge or subject to any lien any part of any Convertible Preferred Shares being acquired or which would guarantee the Shareholder any profit or protect the Shareholder against any loss with respect to such Convertible Preferred Shares; the Shareholder has no plans to enter into any such agreement or arrangement. The Shareholder understands that the Shareholder must bear the economic risk of the investment for an indefinite period of time because the Convertible Preferred Shares have not been registered under the Act or any applicable state securities laws and, therefore, cannot be resold or otherwise transferred unless subsequently registered under the Act and any applicable state securities laws (which the Company is not obligated to do), or an exemption from such registration is available. The Shareholder further understands that the exemption under Rule 144 under the Act may be unavailable because of the conditions and limitations of such rule. The Shareholder further understands that a legend in substantially the following form will be placed on each certificate representing the Convertible Preferred Shares:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR SIMILAR RULE UNDER SUCH ACT RELATING

         TO THE DISPOSITION OF SECURITIES) OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS IS AVAILABLE.

         6. The Shareholder is aware that the Company has been and is relying upon the representations and warranties set forth in this Letter, in part, in determining whether the offering of Convertible Preferred Shares will qualify for an exemption from the registration provisions of the Act and applicable state securities laws. All of the information which the Shareholder has furnished the Company herein or previously with respect to the Shareholder's financial position and business experience is correct and complete as of the date of this Letter, and, if there should be any material change in such information, the Shareholder will immediately furnish such revised or corrected information to the Company. The Shareholder agrees to indemnify and hold harmless the Company and its affiliates and each officer, director, stockholder and/or employee thereof and their successors and assigns, from and against any and all losses, damages, liabilities or expenses, including costs and attorneys fees, incurred by reason of any misrepresentation by the Shareholder in this Letter or any breach of the Shareholder's warranties or the Shareholder's failure to fulfill the Shareholder's covenants in this Letter. The Shareholder agrees that the representations, warranties and covenants herein shall survive the Shareholder's acquisition of Convertible Preferred Shares.





                            [Signature on next page]

                                 SIGNATURE PAGE



Name of Shareholder

---------------------------------------------------

By:
     ------------------------------------------------------
     Signature of Shareholder or of authorized signatory

     ------------------------------------------------------
          Please Print Name of authorized signatory

     ------------------------------------------------------
                  Capacity of authorized signatory

Date:
     ---------------

                      CERTIFICATE OF AUTHORIZED SIGNATORY
                       (INSTITUTIONAL SHAREHOLDERS ONLY)



         I hereby certify that I am a duly authorized representative of Shareholder and that I am duly authorized to execute and submit this Letter on behalf of the Shareholder and to thereby legally bind the Shareholder. I agree to fly indemnify and hold the Company harmless from any and all claims, actions and causes of action whatsoever which may result from a breach of the representation contained in this paragraph.


         Date:
               -----------------                   -------------------------
                                                   (Signature)

                                                   -------------------------
                                                   (Print name)